UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant    ☒
Filed by a Party other than the Registrant    ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

BLUEROCK HOMES TRUST, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

919 Third Avenue, 40th Floor
New York, New York 10022
Proxy Statement and
Notice of Annual Meeting of Stockholders
To Be Held June 11, 2025
Dear Stockholder:
You are cordially invited to attend the annual meeting of stockholders (the “Annual Meeting”) of Bluerock Homes Trust, Inc. (the “Company”), to be held online as a virtual meeting on June 11, 2025 at 11:00 a.m. Eastern Time.
The Annual Meeting will be held in a virtual meeting format only, via live webcast for the convenience of our stockholders. We believe the virtual meeting format enhances stockholder access, participation and communication, while reducing costs and increasing overall safety for both our Company and our stockholders. The virtual meeting has been designed to provide the same rights to participate as you would have at an in-person meeting.
Only stockholders of record of our Class A common stock, $0.01 par value per share (the “Class A Common Stock”), and our Class C common stock, $0.01 par value per share (the “Class C Common Stock,” and together with the Class A Common Stock, the “Common Stock”) at the close of business on April 11, 2025 are entitled to notice of, and to vote at, the Annual Meeting, or any adjournment or postponement thereof. Such stockholders may attend the Annual Meeting, vote, and submit a question during the Annual Meeting by visiting www.virtualshareholdermeeting.com/BHM2025. You will need to provide your 12-digit control number that is on your Notice Regarding the Availability of Proxy Materials, or on your proxy card if you received proxy materials by mail.
At the Annual Meeting, you will be asked to consider and vote on the following proposals:
1.
Election of Directors.   Elect the five director nominees named in the accompanying proxy statement to hold office until the 2026 annual meeting of stockholders and until their successors are duly elected and qualify. See “Proposal 1: Election of Directors” beginning on page 13 of the accompanying proxy statement.

2.
Amended 2022 Incentive Plans.   Approve the amendment and restatement of each of our 2022 Equity Incentive Plan for Individuals and our 2022 Equity Incentive Plan for Entities (together, the “2022 Incentive Plans,” and as amended and restated pursuant to this proposal, the “Amended 2022 Incentive Plans”). See “Proposal 2: Approval of Amended 2022 Incentive Plans” beginning on page 40 of the accompanying proxy statement.

3.
Ratification of Independent Auditor.   Ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for fiscal year ending December 31, 2025. See “Proposal 3: Ratification of Selection of Independent Registered Public Accounting Firm” beginning on page 51 of the accompanying proxy statement.

4.
Other Business.   Attend to such other business as may properly come before the meeting and any postponement or adjournment thereof.

After careful consideration of each of the proposals above, THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS TO BE CONSIDERED AND VOTED ON AT THE ANNUAL MEETING.

As permitted by the rules of the Securities and Exchange Commission, we are also pleased to be furnishing our proxy materials to stockholders primarily over the Internet. We believe this process expedites stockholders’ receipt of the materials, lowers the costs of our Annual Meeting, and conserves natural resources. As a result, we will mail our stockholders (other than those who have previously requested electronic or paper delivery) a Notice Regarding the Availability of Proxy Materials containing instructions on how to access our Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “2024 Annual Report”) and vote online. The notice will also include instructions on how you can receive a paper copy of the proxy materials, including this Notice of Stockholders (the “Annual Meeting Notice”), Proxy Statement, 2024 Annual Report and proxy card. If you elect to receive your proxy materials by mail, the Annual Meeting Notice, Proxy Statement, 2024 Annual Report and proxy card from our board of directors will be mailed to you in hard copy. If you elect to receive your proxy materials via e-mail, the e-mail will contain voting instructions and links to the Proxy Statement and 2024 Annual Report on the Internet.
This Annual Meeting Notice and Proxy Statement, 2024 Annual Report and proxy card are first being made available to our stockholders on or about April 15, 2025.
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE VIRTUAL ANNUAL MEETING, YOU ARE URGED TO VOTE AS SOON AS POSSIBLE.
You may vote by following the instructions on the Notice Regarding the Availability of Proxy Materials, or, if you received proxy materials by mail, by completing, signing and dating the enclosed proxy and returning it promptly in the envelope provided, or authorizing your proxy by telephone or through the Internet. Please review the instructions on each of your voting options described in the Proxy Statement, as well as in the Notice Regarding the Availability of Proxy Materials or proxy card you received in the mail.
You have the option to revoke your proxy at any time prior to the Annual Meeting, or to vote your shares personally if you attend the Annual Meeting virtually. If there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 11, 2025:
Our Annual Meeting Notice, Proxy Statement and 2024 Annual Report
are also available at http://www.bluerockhomes.com.

If you have any questions or require any assistance with respect to voting your shares, please contact the Company’s proxy solicitor at the contact listed below:
Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Banks and Brokerage Firms Call: (203) 658-9400
Stockholders Call Toll Free: (800) 662-5200
E-mail: BHM@morrowsodali.com
By Order of the Board of Directors,
Jason Emala
Secretary
April 15, 2025

BLUEROCK HOMES TRUST, INC.
919 Third Avenue
40th Floor
New York, New York 10022
(212) 843-1601

PROXY STATEMENT

Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Stockholders To be Held on June 11, 2025.
This proxy statement is available
at http://www.bluerockhomes.com.
General
The accompanying proxy is solicited by the board of directors of Bluerock Homes Trust, Inc., a Maryland corporation (the “Company,” “we,” “our,” or “us”), for use in voting at the 2025 annual meeting of stockholders (the “Annual Meeting”) and any postponements and adjournments thereof. This proxy statement, the Notice of Annual Meeting of Stockholders, the accompanying proxy card and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 are first being made available to stockholders on or about April 15, 2025.
We encourage you to vote your shares, either by attending and voting at the virtual Annual Meeting or by following the instructions on the Notice Regarding the Availability of Proxy Materials and granting a proxy (i.e., authorizing someone to vote your shares). If you provide voting instructions, either via the Internet, by telephone or by requesting, signing, dating and returning a proxy card, and the Company receives them in time for the Annual Meeting, the person(s) named as proxy will vote the shares registered directly in your name in the manner that you specified. If you authorize a proxy without indicating your voting instructions, the proxyholder will vote your shares FOR each of the proposals to be considered and voted on at the Annual Meeting.
About the Company
The Company is an externally managed real estate investment trust (“REIT”) formed to assemble a portfolio of institutional residential properties including single-family homes, build-to-rent communities, and other residential communities, located in knowledge-economy and high quality of life growth markets of the Sunbelt and Western United States. Our principal business objective is to generate attractive risk-adjusted returns on investments where we believe we can drive growth in funds from operations and net asset value by acquiring residential units, developing residential communities, and through Value-Add renovations.
Our Class A common stock is listed under the symbol “BHM” on the NYSE American.
We are an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). As an emerging growth company, we provide in this proxy statement the specified scaled disclosure permitted under applicable federal securities laws. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency that such votes must be conducted.
We will cease to be an emerging growth company on the date that is the earliest of (i) the last day of the fiscal year in which we have total gross annual revenues of $1.235 billion or more; (ii) the last day of our fiscal year 2027; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a large accelerated filer under the rules of the U.S. Securities and Exchange Commission (the “SEC”).

Annual Meeting Information
Date and Location
The Annual Meeting will be a completely virtual meeting. There will be no physical meeting location and the meeting will only be conducted via live webcast. The virtual Annual Meeting will be held on June 11, 2025 at 11:00 a.m., Eastern Time. You may attend the Annual Meeting, vote, and submit a question during the Annual Meeting by visiting www.virtualshareholdermeeting.com/BHM2025 and using your 12-digit control number included in your Notice Regarding the Availability of Proxy Materials, on the proxy card you received, or in the instructions that accompanied your proxy materials. Online check-in will begin at 10:45 a.m. Eastern Time. Please allow time for online check-in procedures.
Attendance
You are entitled to participate in the virtual Annual Meeting only if you were a stockholder of record of our Class A common stock, $0.01 par value per share (the “Class A Common Stock”) or our Class C common stock, $0.01 par value per share (the “Class C Common Stock,” and together with the Class A Common Stock, the “Common Stock”) as of the close of business on April 11, 2025 (the “Record Date”), or you hold a valid proxy for the Annual Meeting. You may attend the Annual Meeting, vote, and submit a question during the Annual Meeting by visiting www.virtualshareholdermeeting.com/BHM2025 and using your 12-digit control number to enter the virtual meeting.
Availability of Proxy and Annual Meeting Materials
Our Notice of 2025 Annual Meeting of Stockholders, this proxy statement and the 2024 Annual Report are available at http://www.bluerockhomes.com.
In this proxy statement, we refer to Bluerock Real Estate, L.L.C., together with its affiliates, as “Bluerock,” and Bluerock Homes Manager, LLC, as our “Manager.” We refer to our operating partnership, Bluerock Residential Holdings, L.P. as our “Operating Partnership.”
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
Q:
Why did you provide me with this proxy statement?

A:
We have provided you with this proxy statement and proxy card because our board of directors is soliciting your proxy to vote your shares at the virtual Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the SEC, and is designed to assist you in voting. You are invited to attend the virtual Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the virtual Annual Meeting to vote your shares. Instead, you may simply follow the instructions on the Notice Regarding the Availability of Proxy Materials or, if you received proxy materials by mail, you may complete, sign and date the enclosed proxy and return it promptly by mail, or you may authorize your proxy by telephone or through the Internet.

Q:
What is a proxy?

A:
A proxy is a person who votes the shares of stock of another person who could not attend a meeting. The term “proxy” also refers to the proxy card or other method of appointing a proxy. When you submit your proxy, you are appointing R. Ramin Kamfar and Jordan B. Ruddy, each of whom is an officer of the Company, as your proxies, and you are giving them permission to vote your shares of Common Stock at the Annual Meeting. The appointed proxies will vote all of your shares of Common Stock as you instruct, unless you submit your proxy without instructions. In this case, they will vote FOR each of the five director nominees named in this proxy statement. With respect to any other proposals to be voted upon, they will vote in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion. If you do not submit your proxy, they will not vote your shares of Common Stock. Accordingly, whether or not you plan on attending the Annual Meeting, it is important for you to vote your shares as soon as possible.

Q:
When is the Annual Meeting and where will it be held?

A:
The Annual Meeting will be a completely virtual meeting. There will be no physical meeting location and the meeting will only be conducted via live webcast. The virtual Annual Meeting will be held on June 11, 2025, at 11:00 a.m. Eastern Time. You may attend the Annual Meeting, vote, and submit a question during the Annual Meeting by visiting www.virtualshareholdermeeting.com/BHM2025 and using your 12-digit control number included in your Notice Regarding the Availability of Proxy Materials, on the proxy card you received, or in the instructions that accompanied your proxy materials. Online check-in will begin at 10:45 a.m. Eastern Time. Please allow time for online check-in procedures.

Q:
Why are you holding a virtual Annual Meeting?

A:
Our virtual meeting format has been designed to enhance, rather than constrain, stockholder access, participation and communication. By hosting the Annual Meeting online, we are able to communicate more effectively with our stockholders, enable increased attendance and participation from locations around the world, and reduce costs, which aligns with our broader sustainability goals. The virtual meeting has been designed to provide the same rights to participate as you would have at an in-person meeting. During the virtual meeting, you may ask questions and will be able to vote your shares online from any remote location with Internet connectivity.

Q:
Who is entitled to vote at the Annual Meeting?

A:
Anyone who owned shares of our Class A common stock, $0.01 par value per share (the “Class A Common Stock”) or our Class C common stock, $0.01 par value per share (the “Class C Common Stock” and, together with the Class A Common Stock, the “Common Stock”), at the close of business on April 11, 2025, the record date for the Annual Meeting (the “Record Date”), or their duly appointed proxies, are entitled to vote at the Annual Meeting. Our Class A Common Stock and our Class C Common Stock are the only classes of our Common Stock, and are the only classes of securities entitled to vote at the Annual Meeting.

Q:
Who can attend the Annual Meeting?

A:
All holders of our Class A Common Stock or our Class C Common Stock at the close of business on the Record Date, or their duly appointed proxies, are authorized to attend the virtual Annual Meeting. You may attend the virtual Annual Meeting, vote, and submit a question during the meeting by visiting www.virtualshareholdermeeting.com/BHM2025 and using your 12-digit control number to enter the meeting.

Q:
How many shares of Class A Common Stock and Class C Common Stock are outstanding and entitled to vote?

A:
As of the close of business on April 11, 2025 (i.e., the Record Date), there were 4,055,084 shares of our Class A Common Stock and 8,489 shares of our Class C Common Stock outstanding and entitled to vote. Each share of Class C Common Stock entitles the holder thereof to up to fifty votes on each matter on which holders of Class A Common Stock are entitled to vote. For purposes of the Annual Meeting, a total of 4,063,573 shares of our Common Stock are deemed outstanding and entitled to vote.

(As of April 11, 2025, there were a total of 13,162,408 shares of our Class A Common Stock, Class C Common Stock, OP Units, and LTIP Units outstanding (comprised of 4,055,084 shares of Class A Common Stock outstanding, 8,489 shares of Class C Common Stock outstanding, 7,365,735 OP Units outstanding, and 1,733,100 LTIP Units outstanding). However, as indicated above, only 4,055,084 outstanding shares of our Class A Common Stock and 8,489 outstanding shares of our Class C Common Stock are entitled to vote at the Annual Meeting.)
Q:
What will constitute a quorum at the Annual Meeting?

A:
A quorum consists of the presence, virtually or by proxy, of stockholders entitled to vote at the meeting holding at least a majority of the aggregate number of shares of our Class A Common Stock and shares of our Class C Common Stock deemed outstanding on the Record Date. There must be a quorum present in order for the Annual Meeting to be a duly held meeting at which business can be conducted. If you submit your proxy, even if you abstain from voting, you will be considered in determining the presence of a quorum.
Q:
How many votes do I have?

A:
You are entitled to one vote for each share of Class A Common Stock and up to fifty votes for each share of Class C Common Stock you held as of the Record Date. A holder of Class C Common Stock will not be entitled to a number of votes in excess of the number of its direct and indirect economic interests in the Operating Partnership. Therefore, no holder of Class C Common Stock will have a number of votes in respect of its shares of Class C Common Stock that exceeds the number of shares of Class C Common Stock, long-term incentive plan units of the Operating Partnership (“LTIP Units”), LTIP Units designated as C-LTIP Units (“C-LTIP Units”), units of limited partnership interest in the Operating Partnership (“OP Units”), and OP Units designated as C-OP Units (“C-OP Units”) beneficially owned by such holder. In order to implement this limitation, the number of votes (“Class C Votes”) per share of Class C Common Stock beneficially owned by a holder will equal the lesser of: (x) 50 and (y) the quotient of (A) the sum of (1) the number of shares of Class C Common Stock beneficially owned by such holder plus (2) the number of C-LTIP Units beneficially owned by such holder plus (3) the number of LTIP Units beneficially owned by such holder plus (4) the number of C-OP Units beneficially owned by such holder plus (5) the number of OP Units beneficially owned by such holder (each of a share of Class C Common Stock, a C-LTIP Unit, a LTIP Unit, a C-OP Unit and an OP Unit, a “Class C Interest”) divided by (B) the number of shares of Class C Common Stock beneficially owned by such holder. If any Class C Interest is beneficially owned by more than one holder of Class C Common Stock and would, in the absence of this sentence, increase the number of Class C Votes of more than one such holder of Class C Common Stock by virtue of clause (y) of the immediately preceding sentence, then such Class C Interest shall only increase the number of Class C Votes of the ultimate beneficial owner of such Class C Interest that is also such a holder of Class C Common Stock, and not any other holder of Class C Common Stock.

Q:
What am I voting on?

A:
At the Annual Meeting, you will be asked to vote on the following proposals:

1.
To elect each of the five director nominees to serve on our board of directors until the 2026 annual meeting of stockholders and until their successors are duly elected and qualify.

2.
To approve the amendment and restatement of each of the Company’s 2022 Individuals Plan and our 2022 Entities Plan (together, the “2022 Incentive Plans,” and as amended and restated pursuant to this proposal, the “Amended 2022 Incentive Plans”).

3.
To approve the ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

You may also be asked to vote on any other business as may properly come before the Annual Meeting.
Q:
How may I vote on each proposal?

A:
You may vote on each proposal as follows:

Proposal 1:
You may vote for any or each of the five director nominees named in this proxy statement to serve on the board of directors, withhold from any particular director nominee, or withhold from all director nominees.

Proposal 2:
You may vote for, against or abstain from voting to approve the Amended 2022 Incentive Plans.

Proposal 3:
You may vote for, against, or abstain from voting to ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

Proposal 4:
You may vote for, against, or abstain from voting to approve any other business as may properly come before the Annual Meeting.

Q:
How does the board of directors recommend I vote on each of the proposals?

A:
The recommendations of the board of directors are set forth together with the description of each item in this proxy statement. In summary, the board of directors recommends a vote:

•
FOR the election as directors of the five director nominees named in this proxy statement (see Proposal 1);

•
FOR the approval of the Amended 2022 Incentive Plans (see Proposal 2); and

•
FOR the ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (see Proposal 3).

Should any business not described above properly come before the Annual Meeting, the persons named in the proxy will vote in accordance with their discretion.
Q:
How can I vote?

A:
You can vote by attending the virtual Annual Meeting, or by proxy. You may authorize a proxy to vote on your behalf by following the instructions provided on the Notice Regarding the Availability of Proxy Materials or on the proxy card. Authorizing your proxy will not limit your right to participate in the virtual Annual Meeting and vote your shares online. A properly completed and submitted proxy will be voted in accordance with your instructions, unless you subsequently revoke your instructions. If you authorize a proxy without indicating your voting instructions, the proxyholder will vote your shares according to the recommendations of our board of directors. Stockholders of record may also vote either via the Internet or by telephone. Specific instructions to be followed by stockholders of record interested in voting via the Internet or telephone are shown on the Notice Regarding the Availability of Proxy Materials or the accompanying proxy card. Internet and telephone voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded. A stockholder that votes through the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which will be borne by the stockholder.

Q:
Are voting procedures different if I hold my shares in the name of a broker, bank or other nominee?

A:
If your shares are held in a “street name” through a broker, bank or other nominee, you must direct your intermediary regarding how you would like your shares voted by following the voting instructions you receive from your broker, bank or other nominee; or, if you want to participate in the virtual Annual Meeting, you must follow the instructions you receive from your broker, bank, trustee or nominee to obtain a legal proxy from the record holder of your shares. Please instruct your broker, bank or other nominee regarding how you would like your shares voted so your vote can be counted.

Q:
What if I submit my proxy and then change my mind?

A:
You have the right to revoke your proxy at any time before the Annual Meeting by:

(1)
providing written notice of the revocation prior to the Annual Meeting to Jason Emala, our Secretary;

(2)
attending the Annual Meeting and voting in person; or

(3)
properly submitting a later-dated proxy card in keeping with the instructions provided with these proxy materials, if we receive it no later than 11:59 p.m. Eastern Time on June 10, 2025.

If you hold your shares through a broker, bank or other nominee, you must follow the instructions you receive from your nominee in order to revoke your voting instructions. Participating in the virtual Annual Meeting does not revoke your proxy unless you also vote online at the virtual Annual Meeting.
Q:
Will my vote make a difference?

A:
Yes. Your vote could affect the composition of our board of directors, as well as the outcome of the proposals regarding our Company’s ability to incentivize and retain our management and non-employee directors through awards under the Amended 2022 Incentive Plans, and the ratification of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Moreover, your vote is needed to ensure that these proposals can be acted upon. Because we are a widely held company, YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.
Q:
What is a broker “non-vote,” and how are such votes cast and counted?

A:
A “broker non-vote” occurs when a broker does not receive voting instructions from the beneficial owner of shares of Common Stock on a particular matter and does not have discretionary authority to vote the shares on that matter, but has discretionary voting power on other proposals. SEC rules prohibit brokers from voting their customers’ shares on proposals considered by the rules of the NYSE American to be “non-routine” matters without receiving voting instructions from the customer.

Under the rules of the NYSE American, Proposal 1 (the election of directors) and Proposal 2 (the vote to approve the Amended 2022 Incentive Plans) are considered “non-routine” matters. Beneficial owners of shares held in broker accounts are advised that, if they do not timely provide voting instructions to their broker, their shares will not be voted in connection with these proposals. In such event, for purposes of Proposal 1 (the election of directors) and Proposal 2 (the vote to approve the Amended 2022 Incentive Plans), a “broker non-vote” will occur with respect to their shares, which broker non-vote will not be counted as a vote cast, and will have no effect on the result of the vote. However, broker non-votes will be considered “present” for the purpose of determining whether a quorum exists.
Proposal 3 (the ratification of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025) is the only matter to be presented at the Annual Meeting that is considered “routine” under NYSE American rules, and on which brokers may vote in their discretion on behalf of beneficial owners who have not provided voting instructions.
Q:
How are abstentions counted?

A:
Abstentions will be considered “present” for the purpose of determining whether a quorum exists. Under Maryland law, abstentions are not considered to be votes cast on a proposal. However, with respect to matters for which stockholder approval is a prerequisite to the listing of shares, the NYSE American has taken the position that abstentions should be treated as votes cast. Since the approval of Proposal 2 (the vote to approve the Amended 2022 Incentive Plans) would require the listing on the NYSE American of the increased number of shares of our Class A Common Stock issuable under the Amended 2022 Incentive Plans, an abstention with respect to Proposal 2 will be treated as a vote cast, and will thus have the same effect as a vote “against” Proposal 2. For the other proposals, consistent with Maryland law, abstentions will not be treated as votes cast and will have no effect on the result of the vote.

Q:
What are the voting requirements to approve Proposal 1?

A:
Under our bylaws, in order to be elected as a director as described in Proposal 1, a director nominee must receive the affirmative vote of a plurality of all votes cast at the Annual Meeting at which a quorum is present. This means that a director nominee with the most votes for a particular board seat is elected to that seat. Because the number of director nominees does not exceed the number of board seats, a director nominee need only receive a single “for” vote to be elected. “Withhold” votes and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, but will be considered “present” for the purpose of determining the presence of a quorum. If an incumbent director nominee fails to receive the required number of votes for reelection, then under Maryland law, he or she will continue to serve as a “holdover” director until his or her successor is duly elected and qualifies.

Q:
What are the voting requirements to approve Proposal 2?

A:
Under our bylaws, the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present is required to approve Proposal 2 (the vote to approve the Amended 2022 Incentive Plans). This means that Proposal 2 needs to receive more “for” votes than “against” votes in order to be approved.

In the event that no option receives a majority of the votes cast on Proposal 2, we will consider the option that receives the most votes to be the option selected by stockholders on such proposal.
Q:
What are the voting requirements to approve Proposal 3?

A
Under our bylaws, the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present is required to approve Proposal 3 (the vote to ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025). This means that Proposal 3 needs to receive more “for” votes than “against” votes in order to be approved. In the event that no option receives a majority of the votes cast on any such proposal, we will consider the option that receives the most votes to be the option selected by stockholders on such proposal.

Q:
How will voting on any other business be conducted?

A:
We do not know of any business to be considered at the Annual Meeting other than the votes to approve the Amended 2022 Incentive Plans, the election of directors and the ratification of the selection of our independent registered public accounting firm for the fiscal year ending December 31, 2025. However, if any other business is properly presented at the Annual Meeting, your submitted proxy gives authority to R. Ramin Kamfar and Jordan B. Ruddy, and each of them, to vote on such matters in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion.

Q:
When are the stockholder proposals for the next annual meeting of stockholders due?

A:
Stockholders interested in nominating a person as a director or presenting any other business for consideration at our annual meeting of stockholders in 2026 may do so by following the procedures prescribed in Article II, Section 11 of our Bylaws. To be eligible for presentation to and action by the stockholders at the 2026 annual meeting, director nominations and other stockholder proposals must be received by Jason Emala, our Secretary, no earlier than the 150th day, nor later than 5:00 p.m. Eastern Time on the 120th day, prior to the first anniversary of the date of this proxy statement (i.e., no earlier than November 16, 2025 and no later than December 16, 2025). However, if we hold our 2026 annual meeting before May 12, 2026, or after July 11, 2026, stockholders must submit proposals no earlier than 150 days prior to the 2026 annual meeting date and no later than the later of 120 days prior to the 2026 annual meeting date or ten (10) days after announcement of the 2026 annual meeting date.

Q:
Who will solicit and pay the cost of soliciting proxies for the Annual Meeting?

A:
We will bear all expenses incurred in connection with the solicitation of proxies. We have retained Morrow Sodali LLC, a proxy solicitation firm, to solicit proxies in connection with the Annual Meeting at a cost of approximately $15,000 plus expenses. Additionally, our officers, directors and employees may solicit proxies by mail, personal contact, letter, telephone, telegram, facsimile or other electronic means. They will not receive any additional compensation for those activities, but they may be reimbursed for their out-of-pocket expenses.

Q:
Who can I contact with questions on how to vote?

A:
If you have questions regarding the Annual Meeting or the accompanying proxy statement, would like additional copies of the accompanying proxy statement or need help in voting your shares of Common Stock, please contact our Proxy Solicitor:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Banks and Brokerage Firms Call: (203) 658-9400
Stockholders Call Toll Free: (800) 662-5200
E-mail: BHM@morrowsodali.com

Q:
How can I contact the Company?

A:
The Company’s principal executive offices are located at 919 Third Avenue, 40th Floor, New York, New York 10022. The Company’s telephone number is (212) 843-1601, and the telephone number for our Investor Relations department is (888) 558-1031.

Q:
Where can I find more information?

A:
We file annual, quarterly and current reports and other information with the SEC. You may read and copy any reports or other information we file with the SEC on the website maintained by the SEC at http://www.sec.gov. Our SEC filings are also available to the public at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, DC 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 or 1-202-551-7900 for further information regarding the public reference facilities.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The table below sets forth, as of April 11, 2025, certain information regarding the beneficial ownership of shares of our Class A common stock, shares of our Class C common stock, and shares of common stock issuable upon redemption of OP Units and LTIP Units, for (1) each person known to be the beneficial owner of 5% or more of our outstanding shares of common stock, (2) each of our directors and named executive officers, and (3) all of our directors and named executive officers as a group. Each person named in the table has sole voting and investment power with respect to all of the shares of common stock shown as beneficially owned by such person, except as otherwise set forth in the notes to the table.
The SEC has defined “beneficial ownership” of a security to mean the possession, directly or indirectly, of voting power and/or investment power over such security. A stockholder is also deemed to be, as of any date, the beneficial owner of all securities that such stockholder has the right to acquire within 60 days after that date through (1) the exercise of any option, warrant or right, (2) the conversion of a security, (3) the power to revoke a trust, discretionary account or similar arrangement or (4) the automatic termination of a trust, discretionary account or similar arrangement. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, our shares of common stock subject to options, vesting, or other rights (as set forth above) held by that person that are exercisable or will become exercisable within 60 days thereafter, are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person.
Name of Beneficial Owner	Title of Class of Securities Owned	Amount and Nature of Beneficial Ownership	Percent of Class(2)	Amount of Beneficial Ownership	Percent of Common Stock(3)
Directors and Named Executive Officers(1)
Named Executive Officers
R. Ramin Kamfar	Class A Common Stock	2,019	*	1,225,432	9.72%
	Class C Common Stock	5,247	61.81%
	OP Units(4)	156,214	2.12%
	LTIP Units(5)(6)	1,061,952	78.05%
Jordan Ruddy	Class A Common Stock	1,820	*	216,844	1.72%
	Class C Common Stock	1,083	12.76%
	OP Units(7)	126,667	1.72%
	LTIP Units(8)	87,274	6.41%
Ryan S. MacDonald	Class C Common Stock	341	4.02%	519,602	4.12%
	OP Units	481,085	6.53%
	LTIP Units(9)	38,176	2.81%
James G. Babb, III	Class C Common Stock	1,364	16.07%	778,979	6.18%
	OP Units	767,988	10.43%
	LTIP Units(10)	9,627	*
Christopher J. Vohs	Class A Common Stock	1,821	*	98,962	*
	OP Units	84,412	1.15%
	LTIP Units(11)	12,729	*
Michael DiFranco	Class A Common Stock	419	*	73,301	*
	OP Units	55,881	*
	LTIP Units(12)	17,001	1.25%
Jason Emala	Class A Common Stock	596	*	12,105	*
	LTIP Units(13)	11,509	*

Name of Beneficial Owner	Title of Class of Securities Owned	Amount and Nature of Beneficial Ownership	Percent of Class(2)	Amount of Beneficial Ownership	Percent of Common Stock(3)
Independent Directors
I. Bobby Majumder	Class A Common Stock	1,778	*	45,130	*
	OP Units	23,356	*
	LTIP Units	19,996	1.47%
Elizabeth Harrison	OP Units	19,470	*	39,466	*
	LTIP Units	19,996	1.47%
Kamal Jafarnia	OP Units	14,562	*	34,558	*
	LTIP Units	19,996	1.47%
Romano Tio	Class A Common Stock	3,211	*	46,563	*
	OP Units	23,356	*
	LTIP Units	19,996	1.47%
All directors and named executive officers as a group (11 persons)		3,090,942	24.51%	3,090,942	24.51%
5% Stockholders:
Par Sanda 501 N. Birch Rd, Unit 3 Fort Lauderdale, FL 33304(14)	Class A Common Stock	571,042	14.73%	571,042	4.53%
The Radoff Family Foundation 2727 Kirby Drive, Unit 29L Houston, TX 77098(15)	Class A Common Stock	344,800	8.89%	344,800	2.73%
Hedgehog Capital LLC 1117 E. Putnam Ave #320 Riverside, CT 06878(16)	Class A Common Stock	337,952	8.72%	337,952	2.68%
Quinn Opportunity Partners LLC 2 Boars Head Place, Suite 250 Charlottesville, VA 22903(17)	Class A Common Stock	227,071	5.86%	227,071	1.80%

*
Less than 1%.

(1)
The address of each beneficial owner listed is 919 Third Avenue, 40th Floor, New York, New York 10022.

(2)
Numbers and percentages in the table are based on 3,877,804 shares of Class A common stock outstanding, 8,489 shares of Class C common stock outstanding, 7,365,735 OP Units outstanding and 1,360,688 vested LTIP Units outstanding, in each case as of April 11, 2025, for a total of 12,612,716 shares of Class A Common Stock, Class C Common Stock, OP Units and vested LTIP Units outstanding. However, numbers and percentages do not include (i) 310,664 remaining unvested LTIP Units outstanding as of April 11, 2025 as addressed in footnotes (5) through (13) below, (ii) 61,748 remaining unvested LTIP Units outstanding held by non-executive employees of the Company, or (iii) 177,280 remaining unvested shares of restricted stock outstanding held by non-executive employees of the Company. Percentages for all named executive officers and directors as a group is based on the combined total of all 12,612,716 shares of Class A Common Stock, Class C Common Stock, OP Units and vested LTIP Units outstanding, as each is an equivalent unit of ownership.

(3)
Percent of Common Stock for each executive officer, director, and 5% stockholder is calculated using the combined total of all shares of Class A common stock, Class C common stock, OP Units and vested LTIP Units owned by each such individual, as each is an equivalent unit of ownership, relative to the combined total of 12,612,716 vested shares of Class A common stock, Class C common stock, OP Units and vested LTIP Units outstanding as of April 11, 2025.

(4)
In addition, certain irrevocable trusts associated with Mr. Kamfar, of which members of Mr. Kamfar’s immediate family are the beneficiaries, hold an aggregate of 4,753,551 OP Units.

(5)
Total includes 15,376 LTIP Units issued to the Manager as part of an initial staking grant on November 3, 2022 (the “Initial Staking Grant”), of which 7,688 vested on each of November 3, 2023 and November 3, 2024. Total does not include 23,063 remaining unvested LTIP Units issued to the Manager in connection with the Initial Staking Grant, which will vest ratably on an annual basis on each of November 3, 2025, November 3, 2026 and November 3, 2027 (collectively, the “Remaining Initial Staking Grant Vesting Dates”). As the indirect controlling person of the Manager, Mr. Kamfar possesses sole voting and investment power over LTIP Units that are currently held by the Manager.

(6)
Total includes 50,405 LTIP Units issued to Mr. Kamfar as part of the Initial Staking Grant, of which 25,203 vested on November 3, 2023 and 25,202 vested on November 3, 2024. Total does not include 75,606 remaining unvested LTIP Units issued to Mr. Kamfar in connection with the Initial Staking Grant, which will vest ratably on an annual basis over the Remaining Initial Staking Grant Vesting Dates.

(7)
In addition, an irrevocable trust associated with Mr. Ruddy, of which members of Mr. Ruddy’s immediate family are the beneficiaries, holds an aggregate of 646,936 OP Units.

(8)
Total includes (i) 17,087 LTIP Units issued to Mr. Ruddy as part of the Initial Staking Grant, of which 8,544 vested on November 3, 2023 and 8,543 vested on November 3, 2024, (ii) 23,057 LTIP Units issued to Mr. Ruddy as part of the annual long term equity incentive grant on May 25, 2023 (the “2023 Annual Incentive Grant”), of which 11,529 vested on May 25, 2024 and 11,528 vested on April 1, 2025, and (iii) 14,851 LTIP Units issued to Mr. Ruddy as part of the 2024 annual long term equity incentive grant on April 30, 2024 (the “2024 Annual Incentive Grant”), which will vest on April 30, 2025. Total does not include (i) 25,629 remaining unvested LTIP Units issued to Mr. Ruddy in connection with the Initial Staking Grant, which will vest ratably over the Remaining Initial Staking Grant Vesting Dates, (ii) 11,528 remaining unvested LTIP Units issued to Mr. Ruddy as part of the 2023 Annual Incentive Grant, which will vest on April 1, 2026 (the “Remaining 2023 Annual Incentive Grant Vesting Date”), or (iii) 29,701 remaining unvested LTIP Units issued to Mr. Ruddy as part of the 2024 Annual Incentive Grant, which will vest ratably on each of April 30, 2026 and April 30, 2027 (collectively, the “Remaining 2024 Annual Incentive Grant Vesting Dates”).

(9)
Total includes (i) 32,464 LTIP Units issued to Mr. MacDonald as part of the Initial Staking Grant, of which 16,232 vested on each of November 3, 2023 and November 3, 2024, and (ii) 5,712 LTIP Units issued to Mr. MacDonald as part of the 2024 Annual Incentive Grant, which will vest on April 30, 2025. Total does not include (i) 48,696 remaining unvested LTIP Units issued to Mr. MacDonald in connection with the Initial Staking Grant, which will vest ratably over the Remaining Initial Staking Grant Vesting Dates, or (ii) 11,424 remaining unvested LTIP Units issued to Mr. MacDonald as part of the 2024 Annual Incentive Grant, which will vest ratably over the Remaining 2024 Annual Incentive Grant Vesting Dates.

(10)
Total includes (i) 6,836 LTIP Units issued to Mr. Babb as part of the Initial Staking Grant, of which 3,418 vested on each of November 3, 2023 and November 3, 2024, (ii) 1,648 LTIP Units issued to Mr. Babb as part of the 2023 Annual Incentive Grant, of which 824 vested on each of May 25, 2024 and April 1, 2025, and (iii) 1,143 LTIP Units issued to Mr. Babb as part of the 2024 Annual Incentive Grant, which will vest on April 30, 2025. Total does not include (i) 10,251 remaining unvested LTIP Units issued to Mr. Babb in connection with the Initial Staking Grant, which will vest ratably over the Remaining Initial Staking Grant Vesting Dates, (ii) 823 remaining unvested LTIP Units issued to Mr. Babb as part of the 2023 Annual Incentive Grant, which will vest on the Remaining 2023 Annual Incentive Grant Vesting Date, or (iii) 2,285 remaining unvested LTIP Units issued to Mr. Babb as part of the 2024 Annual Incentive Grant, which will vest ratably over the Remaining 2024 Annual Incentive Grant Vesting Dates.

(11)
Total includes (i) 8,544 LTIP Units issued to Mr. Vohs as part of the Initial Staking Grant, of which 4,272 vested on each of November 3, 2023 and November 3, 2024, (ii) 2,471 LTIP Units issued to Mr. Vohs as part of the 2023 Annual Incentive Grant, of which 1,236 vested on of May 25, 2024 and 1,235 vested on April 1, 2025, and (iii) 1,714 LTIP Units issued to Mr. Vohs as part of the 2024 Annual Incentive Grant, which will vest on April 30, 2025. Total does not include (i) 12,814 remaining unvested LTIP Units issued to Mr. Vohs in connection with the Initial Staking Grant, which will vest ratably over the Remaining Initial Staking Grant Vesting Dates, (ii) 1,235 remaining unvested LTIP Units issued to Mr. Vohs as part of the 2023 Annual Incentive Grant, which will vest on the Remaining 2023 Annual Incentive Grant Vesting Date, (iii) 3,427 remaining unvested LTIP Units issued to

Mr. Vohs as part of the 2024 Annual Incentive Grant, which will vest ratably over the Remaining 2024 Annual Incentive Grant Vesting Dates, or (iv) 4,136 remaining unvested LTIP Units issued to Mr. Vohs as part of the 2025 Annual Incentive Grant (the “2025 Annual Incentive Grant”), which will vest ratably on each of April 1, 2026, April 1, 2027 and April 1, 2028 (collectively, the “Remaining 2025 Annual Incentive Grant Vesting Dates”).
(12)
Total includes (i) 12,816 LTIP Units issued to Mr. DiFranco as part of the Initial Staking Grant, of which 6,408 vested on each of November 3, 2023 and November 3, 2024, (ii) 2,471 LTIP Units issued to Mr. DiFranco as part of the 2023 Annual Incentive Grant, of which 1,236 vested on May 25, 2024 and 1,235 vested on April 1, 2025, and (iii) 1,714 LTIP Units issued to Mr. DiFranco as part of the 2024 Annual Incentive Grant, which will vest on April 30, 2025. Total does not include (i) 19,221 remaining unvested LTIP Units issued to Mr. DiFranco in connection with the Initial Staking Grant, which will vest ratably over the Remaining Initial Staking Grant Vesting Dates, (ii) 1,235 remaining unvested LTIP Units issued to Mr. DiFranco as part of the 2023 Annual Incentive Grant, which will vest on the Remaining 2023 Annual Incentive Grant Vesting Date, (iii) 3,427 remaining unvested LTIP Units issued to Mr. DiFranco as part of the 2024 Annual Incentive Grant, which will vest ratably over the Remaining 2024 Annual Incentive Grant Vesting Dates, or (iv) 4,136 remaining unvested LTIP Units issued to Mr. DiFranco as part of the 2025 Annual Incentive Grant which will vest ratably over the Remaining 2025 Annual Incentive Grant Vesting Dates.

(13)
Total includes (i) 10,252 LTIP Units issued to Mr. Emala as part of the Initial Staking Grant, of which 5,126 vested on each of November 3, 2023 and November 3, 2024, and (ii) 1,257 LTIP Units issued to Mr. Emala as part of the 2024 Annual Incentive Grant, which will vest on April 30, 2025. Total does not include (i) 15,378 remaining unvested LTIP Units issued to Mr. Emala in connection with the Initial Staking Grant, which will vest ratably over the Remaining Initial Staking Grant Vesting Dates, (ii) 2,513 remaining unvested LTIP Units issued to Mr. Emala as part of the 2024 Annual Incentive Grant, which will vest ratably over the Remaining 2024 Annual Incentive Grant Vesting Dates, or (iii) 4,136 remaining unvested LTIP Units issued to Mr. Emala as part of the 2025 Annual Incentive Grant, which will vest ratably over the Remaining 2025 Annual Incentive Grant Vesting Dates.

(14)
Based on the Schedule 13G filed with the SEC on February 14, 2024. Includes holdings of a limited liability company of which Par Sanda is Managing Member and through which Par Sanda may be deemed beneficial owner of 571,042 shares of our Class A common stock. Par Sanda has sole voting power with respect to 571,042 shares and sole dispositive power with respect to 571,042 shares, and shared voting and/or dispositive power with respect to no shares, in each case, of our Class A common stock. The percentage of beneficial ownership has been adjusted to reflect our actual shares of Class A common stock outstanding as of the close of business on April 11, 2025.

(15)
Based on the Schedule 13G filed with the SEC on February 13, 2025. The Radoff Family Foundation has sole voting power with respect to 344,800 shares, sole dispositive power with respect to 344,800 shares, and shared voting and/or dispositive power with respect to no shares, in each case, of our Class A common stock. The percentage of beneficial ownership has been adjusted to reflect our actual shares of Class A common stock outstanding as of the close of business on April 11, 2025.

(16)
Based on the Schedule 13G filed with the SEC on January 7, 2025. Hedgehog Capital LLC has sole voting power with respect to 337,952 shares, sole dispositive power with respect to 337,952 shares, and shared voting and/or dispositive power with respect to no shares, in each case, of our Class A common stock. The percentage of beneficial ownership has been adjusted to reflect our actual shares of Class A common stock outstanding as of the close of business on April 11, 2025.

(17)
Based on the Schedule 13F filed with the SEC on February 13, 2025. Quinn Opportunity Partners LLC has shared voting power with respect to 227,071 shares, shared dispositive power with respect to 227,071 shares, and sole voting and/or dispositive power with respect to no shares, in each case, of our Class A common stock. The percentage of beneficial ownership has been adjusted to reflect our actual shares of Class A common stock outstanding as of the close of business on April 11, 2025.

PROPOSAL 1
ELECTION OF DIRECTORS
At the Annual Meeting, stockholders will vote on the election of all five members of our board of directors. Our charter and bylaws provide that the number of our directors may be established by a majority of the entire board of directors but may not be fewer than the minimum number required by the Maryland General Corporation Law. Our bylaws further provide that the number of our directors may not be more than fifteen (15). We currently have the following five (5) directors, including four independent directors: R. Ramin Kamfar, Elizabeth Harrison, Kamal Jafarnia, I. Bobby Majumder and Romano Tio. The term of each such incumbent director expires at the Annual Meeting and when his or her respective successor is duly elected and qualifies.
Effective March 10, 2025, upon the recommendation of the nominating and corporate governance committee (which is comprised solely of independent directors), our board of directors nominated incumbent directors R. Ramin Kamfar, Elizabeth Harrison, Kamal Jafarnia, I. Bobby Majumder and Romano Tio to stand for re-election for the five director positions at the Annual Meeting, with each to hold office until our annual meeting of stockholders in 2026 and until his or her respective successor is duly elected and qualifies.
Each of the five nominees has consented to serve until the 2026 annual meeting of stockholders and has consented to be named in this proxy statement. If for any reason any of the nominees becomes unavailable for election, our board of directors may designate a substitute nominee. In such case, the persons named as proxies in the accompanying proxy card will vote for the substitute nominee designated by our board of directors. Alternatively, our board of directors may reduce the size of the board of directors, or leave the position vacant.
Nominees for Election — Directors’ Backgrounds and Qualifications
We have provided below certain information about each nominee for election as a director.
Name	Age*	Position	Year First Became a Director
R. Ramin Kamfar	61	Chairman of the Board, Chief Executive Officer	2022
I. Bobby Majumder	56	Lead Independent Director	2022
Elizabeth Harrison	60	Independent Director	2022
Kamal Jafarnia	58	Independent Director	2022
Romano Tio	65	Independent Director	2022

*
As of April 1, 2025.

R. Ramin Kamfar has served as a member of our board of directors, including as Chairman of the Board, since October 2022.
Mr. Kamfar serves as Chief Executive Officer of our Manager, and as the Chairman of our board of directors and as our Chief Executive Officer. Mr. Kamfar served as Chairman of the board of directors and Chief Executive Officer of Bluerock Residential Growth REIT, Inc. from August 2008 to October 2022. In addition, Mr. Kamfar has served as Chairman of the board of trustees of Bluerock Total Income +Real Estate Fund, a closed-end interval fund organized by Bluerock, since 2012, and as Chairman of the board of trustees of Bluerock High Income Institutional Credit Fund, a closed-end interval fund organized by Bluerock, since 2022. Mr. Kamfar has also served as Chairman of the board of directors of Bluerock Industrial Growth REIT, Inc. and Chief Executive Officer of its external manager, Bluerock Industrial Manager, LLC, since 2021. Mr. Kamfar is the Founder and has also served as the Chairman and Chief Executive Officer of Bluerock since 2002. Mr. Kamfar has approximately 30 years of experience in various aspects of real estate, private equity, and investment banking. From 1988 to 1993, Mr. Kamfar worked as an investment banker at Lehman Brothers, New York, New York, where he specialized in mergers and acquisitions and corporate finance. From 1993 to 2002, Mr. Kamfar built a startup into a leading public company in the “fast casual” market now known as Einstein Noah Restaurant Group, Inc. Mr. Kamfar received an M.B.A. degree with distinction in Finance from The Wharton School of the University of Pennsylvania, and a B.S. degree with distinction in Finance from the University of Maryland, College Park.
Mr. Kamfar’s knowledge of the Company based on his years of service, as well as the experience noted above, led the nominating and corporate governance committee to conclude Mr. Kamfar should continue to serve as a member of our board of directors.
I. Bobby Majumder, NACD.DC, has served as an independent member of our board of directors since October 2022.
In addition, Mr. Majumder served as an independent member of the board of directors of Bluerock Residential Growth REIT, Inc. from January 2009 to October 2022. Mr. Majumder is a partner at the law firm of Frost Brown Todd. Mr. Majumder specializes in corporate and securities transactions with an emphasis on the representation of underwriters, placement agents and issuers in both public and private offerings, private investment in public equity (PIPE) transactions and venture capital and private equity funds. Prior to Frost Brown Todd, Mr. Majumder was a partner at the law firm of Reed Smith from May 2019 to September 2021, where he served as the Managing Partner of the firm’s Dallas office and firmwide Co-Chair of the firm’s India practice. Prior to Reed Smith, Mr. Majumder was a partner at the law firm of Perkins Coie from March 2013 to May 2019. Prior to Perkins Coie, Mr. Majumder was a partner in the law firm of K&L Gates LLP from May 2005 to March 2013. From January 2000 to April 2005, Mr. Majumder was a partner at the firm of Gardere Wynne Sewell LLP. Through his law practice, Mr. Majumder has gained significant experience relating to the acquisition of a number of types of real property assets including raw land, improved real estate and oil and gas interests. Mr. Majumder also has served as an independent Trustee on the Board of Trustees of Bluerock Total Income + Real Estate Fund since 2012 and as an independent Trustee on the Board of Trustees of Bluerock High Income Institutional Credit Fund since 2022. Since April 2025, Mr. Majumder has also served on the Board of Directors of Fatpipe, Inc. (Nasdaq: FATN). He is an active member of the Park Cities Rotary Club, a charter member of the Dallas Chapter of The Indus Entrepreneurs and an Associate Board member of the Cox School of Business at Southern Methodist University. Mr. Majumder is NACD Directorship Certified®. Mr. Majumder received a J.D. degree in 1993 from Washington and Lee University School of Law and a B.A. degree in 1990 from Trinity University.
Mr. Majumder’s experience as a partner at Frost Brown Todd and his legal education, as well as the experience noted above, led the nominating and corporate governance committee to conclude Mr. Majumder should continue to serve as a member of our board of directors.
Elizabeth Harrison has served as an independent member of our board of directors since October 2022.
In addition, Ms. Harrison served as an independent member of the board of directors of Bluerock Residential Growth REIT, Inc. from July 2018 to October 2022.
Ms. Harrison has over 23 years of branding and marketing experience. Ms. Harrison serves as the CEO and Principal of H&S Communications (“H&S”), a full-service marketing, branding and public relations agency with offices in New York, Miami and Los Angeles, which she co-founded in 1995. Having organized the sale of H&S to Omnicom Group (NYSE: OMC), a leading global marketing and corporate communications company, in 2003, where she continued to serve as CEO, Ms. Harrison reacquired H&S from Omnicom Group in 2020. As CEO of H&S, Ms. Harrison is responsible for the company’s operations and strategic development, while overseeing communications, partnerships and marketing for clients that include real estate developers, luxury hotel properties and travel technology companies on a global level. In 2011, H&S became the complementary sister-agency of Ketchum, a leading global communications consultancy. Ms. Harrison is the co-author of several books and is frequently invited to share her luxury branding expertise at high-profile conferences and summits, most recently including Harvard’s 5th Annual CEO Roundtable: Building Leading Brands and Driving Growth. Ms. Harrison has also served as a panelist for Step Up Women’s Network’s “View from the Top” seminar. Ms. Harrison has served on the boards of Love Heals and the Alison Gertz Foundation for AIDS Education, and also works closely with the Ars Nova Theater Group. Ms. Harrison received a B.A. degree in 1986 from Sarah Lawrence College.
Ms. Harrison’s extensive leadership and entrepreneurial experience, background in luxury branding and marketing, and additional experience noted above led the nominating and corporate governance committee to conclude Ms. Harrison should continue to serve as a member of our board of directors.

Kamal Jafarnia has served as an independent member of our board of directors since October 2022. Additionally, Mr. Jafarnia served as an independent member of the board of directors of Bluerock Residential Growth REIT, Inc. from June 2019 to October 2022.
Mr. Jafarnia currently serves as Chief Legal Officer and Secretary of Vise Technologies, Inc. (“Vise”). Prior to Vise, Mr. Jafarnia worked as General Counsel, Executive Vice President and Secretary of Opto Investments, Inc. (formerly named Lonsdale Digital Management, Inc.), and currently serves as a member of its external advisory board. Previously, Mr. Jafarnia served as General Counsel and Chief Compliance Officer at Artivest Holdings, Inc., which position he held from October 2018 until February 2021, and as Chief Compliance Officer of Altegris Advisors LLC, which was the advisor to the Altegris KKR Commitments Fund. Prior to Artivest, Mr. Jafarnia served as Managing Director for Legal and Business Development at Provasi Capital Partners LP. Prior to that, from October 2014 to December 2017, he served as Senior Vice President of W.P. Carey Inc. (NYSE: WPC), as well as Senior Vice President and Chief Compliance Officer of Carey Credit Advisors, Inc. and as Chief Compliance Officer and General Counsel of Carey Financial, LLC. Prior to joining W. P. Carey Inc., Mr. Jafarnia served as Counsel to two American Lawyer Global 100 law firms in New York. From March 2014 to October 2014, Mr. Jafarnia served as Counsel in the REIT practice group at the law firm of Greenberg Traurig, LLP. From August 2012 to March 2014, Mr. Jafarnia served as Counsel in the Financial Services & Products Group and was a member of the REIT practice group of Alston & Bird, LLP. Between 2006 and 2012, Mr. Jafarnia served as a senior executive, in-house counsel, and Chief Compliance Officer for several alternative investment program sponsors, including, among others, American Realty Capital, a real estate investment program sponsor, and its affiliated broker-dealer, Realty Capital Securities, LLC. In addition, Mr. Jafarnia has served as a non-executive independent member of the board of directors of Ashford Hospitality Trust, Inc. (NYSE: AHT) since January 2013. Mr. Jafarnia also has served as an independent Trustee on the Board of Trustees of Bluerock Total Income + Real Estate Fund since 2021 and as an independent Trustee on the Board of Trustees of Bluerock High Income Institutional Credit Fund since 2022. Mr. Jafarnia received an L.L.M. in Securities and Financial Regulation in 2011 from Georgetown University Law Center, a J.D. degree in 1992 from Temple University and a B.A. degree in economics and government in 1988 from the University of Texas at Austin.
Mr. Jafarnia’s legal background and public company experience, as well as the additional experience described above, led the nominating and corporate governance committee to conclude Mr. Jafarnia should continue to serve as a member of our board of directors.
Romano Tio has served as an independent member of our board of directors since October 2022. Additionally, Mr. Tio served as an independent member of the board of directors of Bluerock Residential Growth REIT, Inc. from January 2009 to October 2022.
Mr. Tio served as Senior Managing Director of Greystone, a commercial real estate finance and investment firm, from March 2021 to March 2023. From June 2017 to March 2021, Mr. Tio served as Senior Managing Director at Ackman- Ziff, an institutional real estate capital advisory firm. From May 2009 to June 2017, Mr. Tio served as Managing Director of RM Capital Management LLC, a boutique real estate investment and advisory firm. From January 2008 to May 2009, Mr. Tio served as a Managing Director and co-head of the commercial real estate efforts of HCP Real Estate Investors, LLC, an affiliate of Harbinger Capital Partners Funds, a $10+ billion private investment firm specializing in event/distressed strategies. From August 2003 until December 2007, Mr. Tio was a Managing Director at Carlton Group Ltd., a boutique real estate investment banking firm where he was involved in over $2.5 billion worth of commercial real estate transactions. Earlier in his career, Mr. Tio was involved in real estate sales and brokerage for 25 years. Mr. Tio also has served as an independent Trustee of the Board of Trustees of Bluerock Total Income + Real Estate Fund since 2012 and as an independent Trustee on the Board of Trustees of Bluerock High Income Institutional Credit Fund since 2022. Mr. Tio received a B.S. degree in biochemistry in 1982 from Hofstra University.
Mr. Tio’s knowledge of the real estate industry, as well as the experience noted above, led the nominating and corporate governance committee to conclude Mr. Tio should continue to serve as a member of our board of directors.

The appointed proxies will vote your shares of Common Stock as you instruct, unless you submit your proxy without instructions. In this case, they will vote FOR all of the director nominees listed above. If any nominee becomes unable or unwilling to stand for re-election, the board may reduce its size or designate a substitute. If a substitute is designated, proxies voting on the original nominee will be cast for the substituted nominee.
Vote Required
Under our bylaws, the affirmative vote of a plurality of all votes cast at a meeting at which a quorum is present is required for the election of directors. This means that the director nominees with the most votes are elected, up to the number of directors to be elected. Because the number of director nominees does not exceed the number of board seats, a director nominee need only receive a single “for” vote to be elected.
“Withhold” votes and broker non-votes will have no effect on the outcome of the election, but they will count toward the establishment of a quorum. If an incumbent director nominee fails to receive the required number of votes for reelection, then under Maryland law, he or she will continue to serve as a “holdover” director until his or her successor is duly elected and qualifies.
Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL FIVE NOMINEES LISTED FOR ELECTION AS DIRECTORS.

CORPORATE GOVERNANCE
The Board of Directors
We operate under the direction of our board of directors. The board of directors oversees our operations and makes all major decisions concerning our business.
Board Leadership Structure
The board of directors is currently composed of R. Ramin Kamfar, our Chief Executive Officer, and four independent directors: Elizabeth Harrison, Kamal Jafarnia, I. Bobby Majumder and Romano Tio. The board composition and our Corporate Governance Guidelines ensure strong oversight by independent directors. The board of directors’ audit committee, compensation committee and nominating and corporate governance committee are each composed entirely of independent directors. The board of directors is led by Mr. Kamfar. As Chairman of the Board, Mr. Kamfar is responsible for leading board meetings and meetings of stockholders, generally setting the agendas for board meetings (subject to the requests of other directors) and providing information to the other directors in advance of meetings and between meetings. As Chief Executive Officer, Mr. Kamfar manages our business under the direction of the board of directors and implements our policies as determined by the board of directors. Pursuant to our Corporate Governance Guidelines, the board of directors does not require the role of the Chairman of the Board and Chief Executive Officer to be separated. However, our Corporate Governance Guidelines do require the appointment of a lead independent director if the Chairman of the Board is not an independent director.
Our lead independent director is I. Bobby Majumder, who was elected lead independent director by the nominating and corporate governance committee (comprised solely of the independent members of our board of directors). The role of our lead independent director includes the following duties:
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call meetings of the independent directors, as needed;

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develop the agendas for meetings of the independent directors;

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preside at executive sessions of the independent directors;

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confer regularly with the Chief Executive Officer; and

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serve as a liaison between the Chief Executive Officer and the independent directors.

The Role of the Board of Directors in our Risk Oversight Process
While our Manager is responsible for the day-to-day management of risks faced by the Company, our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. No less than quarterly, our entire board reviews information regarding the Company’s liquidity, borrowings, operations, legal and regulatory compliance and actual and expected material developments in our business, as well as the risks associated with each. In addition, each year the board of directors reviews our investment strategies and objectives and their continued viability, and each quarter the directors review variances in major line items between our current results and our budget from the prior quarter, review all significant changes to our projections for future periods and discuss risks related to our property portfolio. The board of directors also oversees risk management with respect to certain real estate investments proposed by our Manager and our investment policies and procedures. The audit committee oversees risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements. The compensation committee reviews and approves, on an annual basis, the compensation, if any, of all of our executive officers, and also administers our incentive compensation equity-based plans. The nominating and corporate governance committee is responsible for identifying and recommending to our full board of directors qualified candidates for election as directors, developing and recommending to our board of directors our Corporate Governance Guidelines, and implementing and monitoring such guidelines. Although the audit committee, compensation committee and nominating and corporate governance committee are responsible for evaluating certain risks and overseeing the management of such risks, the entire board of directors is regularly informed through reporting by each such committee about such risks.

Director Independence and Independence Determinations
Under our Corporate Governance Guidelines, a majority of the members of our board of directors, and all of the members of our audit committee, compensation committee, and nominating and corporate governance committee, must be “independent.” Our Corporate Governance Guidelines define an “independent” director in accordance with the NYSE American Company Guide and under applicable law. In addition, audit and compensation committee members are subject to the additional independence requirements of applicable SEC rules and NYSE listing standards. Our Corporate Governance Guidelines require our board of directors to review the independence of all directors at least annually. A director is not independent unless our board of directors affirmatively determines that he or she does not have a material relationship with us (either directly or as a partner, director, member, stockholder or officer of an organization that has a relationship with us).
Our Chief Executive Officer and Chairman of our board of directors, R. Ramin Kamfar, is affiliated with us and we do not consider Mr. Kamfar to be an independent director. In making its independence determination with respect to our other current directors, our board of directors considered the following:
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Messrs. Jafarnia, Majumder and Tio each serve as an independent Trustee of the Board of Trustees of Bluerock Total Income + Real Estate Fund, a closed-end interval fund organized by Bluerock (the “Real Estate Fund”), and each also serves as an independent Trustee of the Board of Bluerock High Income Institutional Credit Fund, a registered interval fund organized by Bluerock (the “Credit Fund”). Serving as a director or trustee of, or having an ownership interest in, another program sponsored by Bluerock will not, by itself, preclude independent director status. None of these directors has ever served as (or is related to) an employee of ours or any of our predecessors or acquired companies or received or earned any compensation from us or any such other entities except for compensation directly related to service as a director of us, the Real Estate Fund or the Credit Fund.

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Mr. Tio previously served as Senior Managing Director with Greystone, a commercial real estate finance and investment firm. Prior to Mr. Tio’s employment with Greystone, in January 2021, Greystone provided a bridge loan to one of the development projects of Bluerock Residential Growth REIT, Inc., and Greystone may provide financing on Company projects in the future. Mr. Tio is no longer an employee with Greystone, and does not have a role as an officer, partner or shareholder with Greystone. As an employee with Greystone, Mr. Tio was screened from and was not personally involved in any transactions with the Company. In addition, Mr. Tio’s compensation was not affected by the amount of interest, fees or other income earned by Greystone from any such transaction with the Company. The amounts involved in any such transactions are not expected to represent a material percentage of the Company’s, or Greystone’s, revenues, nor should any such transaction constitute a related-party transaction because Mr. Tio will not have a direct or indirect material interest therein.

Having considered these and other relevant factors, our board of directors, on recommendation of the nominating and corporate governance committee, affirmatively determined that each of Elizabeth Harrison, Kamal Jafarnia, I. Bobby Majumder and Romano Tio has no material relationship with us that would impair his or her independent judgment as a director, and qualifies as independent under the standards of the NYSE American, the SEC and our Corporate Governance Guidelines, including with respect to committee membership on the committees on which they serve.
Nomination of Directors
Our nominating and corporate governance committee, which consists of three of our independent directors, has adopted a nominating and corporate governance committee charter that details the committee’s principal functions. These functions include identifying and recommending to our full board of directors qualified candidates for election as directors, and recommending nominees for election as directors at the annual meeting of stockholders. Our bylaws provide that nominations of individuals for election to the board of directors at an annual meeting of stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of the board of directors or (3) by a stockholder who is a stockholder of record at the record date set by the board of directors for the purpose of determining stockholders entitled to vote at the meeting, at time of giving the advance notice required by our bylaws and at the time of the meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice procedures of our bylaws.
Nominations of individuals for election to the board of directors at a special meeting may be made only (1) by or at the direction of the board of directors or (2) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is a stockholder of record at the record date set by the board of directors for the purpose of determining stockholders entitled to vote at the meeting, at the time of giving the advance notice required by our bylaws and at the time of the special meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice provisions of our bylaws.
Board Membership Criteria
Our business involves a wide range of real estate, financing, accounting, management and financial reporting issues. In light of our business and structure, the full board of directors annually reviews the appropriate experience, skills and characteristics required of directors in the context of the then-current membership of the board of directors, and the nominating and corporate governance committee considers the experience, mix of skills, and other qualities of the directors and nominees with respect to all director nominations to ensure appropriate board composition. This assessment includes, in the context of the perceived needs of the board of directors at that time, issues of knowledge, experience, judgment and skills, such as an understanding of the real estate and real estate finance industries, accounting or financial management expertise, or marketing and branding experience. Our nominating and corporate governance committee and board of directors seeks to nominate directors with diverse backgrounds, experiences and skill sets that complement each other so as to maximize the collective knowledge, experience, judgment and skills of the entire board of directors. In particular, the nominating and corporate governance committee and board of directors believe that directors and nominees with the following qualities and experiences can assist in meeting this goal:
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Senior Leadership Experience.   Directors with experience in significant leadership positions provide the Company with perspective in analyzing, shaping and overseeing the execution of operational, organizational and strategic issues at a senior level. Further, such persons have a practical understanding of balancing operational and strategic goals and risk management.

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Business Entrepreneurship and Transactional Experience.   Directors who have a background in entrepreneurial businesses and growth transactions can provide insight into developing and implementing strategies for partnering in joint ventures and/or growing via mergers and acquisitions. Further, such directors have a practical understanding of the valuation of transactions and business opportunities and management’s plans for integration with existing operations.

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Financial and Accounting Experience.   An understanding of the financial markets, corporate finance, accounting requirements and regulations and accounting and financial reporting processes allows directors to understand, oversee and advise management with respect to the Company’s operating and strategic performance, capital structure, financing and investing activities, financial reporting and internal control of such activities. The Company seeks to have a number of directors who qualify as audit committee financial experts and expects all of its directors to be financially knowledgeable.

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Real Estate Experience.   An understanding of real estate issues, particularly with respect to real estate investment trusts, real estate development and apartment communities, brings critical industry- specific knowledge and experience to our board of directors. Education and experience in the real estate industry is useful in understanding the Company’s acquisition and development of apartment communities and the competitive landscape of our industry.

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Marketing and Branding Experience.   Directors with extensive marketing, branding and communications experience can offer advice and insights with regard to strategic, operational and financial aspects of the Company’s integrated and digital marketing. A background in brand management, customer engagement and e-commerce is valuable to the Company’s development and implementation of strategies to strengthen our branding and marketing initiatives and build our overall brand position.
The composition of our board of directors also reflects our commitment to diversity. We believe that multiple and varied points of view facilitate more balanced, wide-ranging discussion in the boardroom, and contribute to a more effective decision-making process. Of the five incumbent members of our board of directors, one (1) is female, and four (4) self-identify as ethnic minorities:
Gender Diversity
Women:	1	20%
Men:	4	80%
Ethnic Diversity
Minority:	4	80%
Non-minority:	1	20%
Other considerations in director nominations include the ability of the candidate to attend board meetings regularly and to devote an appropriate amount of time in preparation for those meetings. It also is expected that those nominated to serve as independent directors will be individuals who possess a reputation and hold positions or affiliations befitting a director of a publicly held company and who are actively engaged in their occupations or professions. The board of directors reviewed these criteria in connection with director nominations for the Annual Meeting, and determined that each of the nominees for election to our board of directors satisfies these criteria.
A vacancy in our board of directors may be filled only by the vote of a majority of the remaining directors, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies or until his or her earlier death, resignation or removal. Any director may resign at any time. Our charter further provides that any or all of our directors may be removed from office for cause, and then only by the affirmative vote of at least a majority of the votes entitled to be cast generally in the election of directors. For these purposes, “cause” means, with respect to any particular director, conviction of a felony or final judgment of a court of competent jurisdiction holding that such director caused demonstrable material harm to us through bad faith or active and deliberate dishonesty.
Each director will serve a term beginning on the date of his or her election and ending on the next annual meeting of the stockholders and when his or her successor is duly elected and qualifies. Under our bylaws, in order to be elected as a director, a director nominee must receive the affirmative vote of a plurality of all votes cast at a meeting at which a quorum is present. However, because holders of Common Stock have no right to cumulative voting for the election of directors, at each annual meeting of stockholders, the holders of a majority of the outstanding shares of Common Stock will be able to elect all of the directors.
Board and Committee Meetings and Director Attendance
During 2024, the board of directors held four (4) separate meetings. Also, during 2024, the audit committee held six (6) separate meetings, the compensation committee held three (3) separate meetings, and the nominating and corporate governance committee held two (2) separate meetings. The foregoing totals do not include board of directors or committee action taken by written consent. Each of our directors attended all meetings of the board of directors and of all committees on which they each served during 2024. For biographical information regarding our directors, see “Nominees for Election — Directors’ Backgrounds and Qualifications” above.
Director Attendance at Annual Meetings
Although we have no policy with regard to attendance by the members of the board of directors at our annual meetings, we invite and encourage all members of the board of directors to attend our annual meetings to foster communication between stockholders and the board of directors.

Committees of the Board of Directors
The board of directors has established three committees: an audit committee, a compensation committee and a nominating and corporate governance committee. All of our committees consist solely of independent directors. The principal functions of these committees are briefly described below. Our board of directors may from time to time establish other committees to facilitate our management. The committee charters are available on our website at www.bluerock.com/bluerock-homes-trust/governance-documents.
Audit Committee
Our board of directors has established an audit committee, which is comprised of three of our independent directors: I. Bobby Majumder, Kamal Jafarnia, and Romano Tio. Mr. Majumder is the chairman of our audit committee, and is designated as the audit committee financial expert as defined by the applicable rules promulgated by the SEC and the NYSE American corporate governance listing standards.
The audit committee meets on a regular basis, at least quarterly and more frequently as necessary. The audit committee’s primary functions are:
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to evaluate and approve the audit and non-audit services and fees of our independent registered public accounting firm;

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to periodically review the auditors’ independence; and

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to assist our board of directors in fulfilling its oversight responsibilities by reviewing the financial information to be provided to the stockholders and others, management’s system of internal controls and procedures, and the audit and financial reporting process.

The audit committee also reviews and approves certain related party transactions, as described under “Certain Relationships and Related Party Transactions — Related Party Transaction Policy.” The audit committee fulfills these responsibilities primarily by carrying out the activities enumerated in the audit committee charter, as updated and revised by the audit committee, dated as of September 27, 2022.
The audit committee charter is available on our website at www.bluerock.com/bluerock-homes-trust/ governance-documents.
Compensation Committee
Our board of directors has established a compensation committee, which is comprised of three of our independent directors: Romano Tio, Elizabeth Harrison, and I. Bobby Majumder. Mr. Tio is the chairman of our compensation committee. Our compensation committee charter details the principal functions of the compensation committee. These functions include:
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reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, if any;

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evaluating our Chief Executive Officer’s performance in light of such goals and objectives, and determining and approving the remuneration of our Chief Executive Officer, if any, based on such evaluation;

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reviewing and approving the compensation, if any, of all of our other executive officers;

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reviewing our executive compensation policies and plans;

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overseeing plans and programs related to the compensation of our Manager, including fees payable to our Manager pursuant to the Management Agreement;

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implementing and administering our incentive compensation equity-based remuneration plans, if any;

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assisting management in complying with our proxy statement and annual report disclosure requirements;

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producing a report on executive compensation to be included in our annual proxy statement; and reviewing, evaluating and recommending changes, if appropriate, to the remuneration for our independent directors.

The compensation committee charter is available on our website at www.bluerock.com/bluerock-homes- trust/governance-documents.
Compensation Committee Interlocks and Insider Participation
Our compensation committee is comprised of three of our independent directors. None of these individuals has at any time served as an officer or employee of the Company. None of our executive officers has served as a director or member of the compensation committee of any entity that has one or more of its executive officers serving as a member of our board of directors or compensation committee.
Nominating and Corporate Governance Committee
Our board of directors has established a nominating and corporate governance committee, which is comprised of three of our independent directors: I. Bobby Majumder, Kamal Jafarnia, and Romano Tio. Mr. Majumder is the chairman of our nominating and corporate governance committee. Our nominating and corporate governance committee charter details the principal functions of the nominating and corporate governance committee. These functions include:
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identifying and recommending qualified candidates to our full board of directors for election as directors, and recommending nominees for election as directors at the annual meeting of stockholders;

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developing and recommending corporate governance guidelines to our board of directors, and implementing and monitoring such guidelines;

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reviewing and making recommendations on matters involving the general operation of our board of directors, including board size and composition, and committee composition and structure;

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recommending nominees for each committee of our board of directors to our board of directors;

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annually facilitating the assessment of our board of directors’ performance as a whole and of the individual directors, as required by applicable law, regulations and the NYSE American corporate governance listing standards; and

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overseeing our board of directors’ evaluation of management.

The nominating and corporate governance committee may form and delegate authority to subcommittees in its discretion, provided that such subcommittees must be composed entirely of independent directors, and each such subcommittee must have its own charter setting forth its purpose and responsibilities. The nominating and corporate governance committee charter is available on our website at www.bluerock.com/bluerock-homes-trust/governance-documents.
Compensation of Directors
Each of our independent directors is entitled to annual cash and equity retainers of $50,000 and $75,000, respectively. In addition, the lead independent director, the audit committee chairman, the compensation committee chairman, and the nominating and corporate governance chairman are entitled to annual retainers of $15,000, $15,000, $10,000, and $10,000, respectively. Each member of the audit committee, the compensation committee, and the nominating and corporate governance committee are further entitled to annual retainers of $7,500, $5,000, and $5,000, respectively. In addition, all directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors.
We have provided below certain information regarding compensation earned by and paid to our directors during fiscal year 2024 (amounts in thousands).

Name	Fees Paid in Cash in 2024	LTIP Unit Awards(1)	Total
Elizabeth Harrison	$55,000(2)	$75,000	$130,000
Kamal Jafarnia	62,500(3)	75,000	137,500
I. Bobby Majumder	95,000(4)	75,000	170,000
Romano Tio	72,500(5)	75,000	147,500
R. Ramin Kamfar	—	—	—

(1)
Includes 5,185 LTIP Units granted under the 2022 Individuals Plan to each of Ms. Harrison, Mr. Jafarnia, Mr. Majumder and Mr. Tio in payment of the equity portion of their respective annual retainers for fiscal year 2024. The amounts reported for each non-employee director reflect the grant date fair value of the award based on the volume weighted average price of the Company’s Class A common stock on the NYSE American on the twenty (20) trading days prior to the grant date (i.e., $14.4671).

(2)
Includes (i) cash portion of annual retainer for fiscal year 2024 of $50,000 and (ii) compensation committee member retainer for fiscal year 2024 of $5,000.

(3)
Includes (i) cash portion of annual retainer for fiscal year 2024 of $50,000, (ii) audit committee member retainer for fiscal year 2024 of $7,500, and (iii) nominating and corporate governance committee member retainer for fiscal year 2024 of $5,000.

(4)
Includes (i) cash portion of annual retainer for fiscal year 2024 of $50,000, (ii) lead independent director retainer for fiscal year 2024 of $15,000, (iii) audit committee chairman retainer for fiscal year 2024 of $15,000, (iv) compensation committee member retainer for fiscal year 2024 of $5,000, and (v) nominating and corporate governance committee chairman retainer for fiscal year 2024 of $10,000.

(5)
Includes (i) cash portion of annual retainer for fiscal year 2024 of $50,000, (ii) audit committee member retainer for fiscal year 2024 of $7,500, (iii) compensation committee chairman retainer for fiscal year 2024 of $10,000, and (iv) nominating and corporate governance committee member retainer for fiscal year 2024 of $5,000.

Contacting the Board of Directors
Any stockholder who desires to contact members of the board of directors may do so by writing to: Bluerock Homes Trust, Inc. Board of Directors, 919 Third Avenue, 40th Floor, New York, New York 10022, Attention: Secretary. Communications received will be distributed by our Secretary to such member or members of the board of directors as deemed appropriate by our Secretary, depending on the facts and circumstances outlined in the communication received. For example, if any questions regarding accounting, internal accounting controls and auditing matters are received, they will be forwarded by our Secretary to the audit committee for review.

ENVIRONMENTAL STEWARDSHIP, SOCIAL RESPONSIBILITY AND GOVERNANCE
In October 2022, we launched an Environmental, Social, and Corporate Governance Initiative, including the appointment of an internal Corporate Responsibility Committee comprised of key members of management and other key employees, in support of the Company’s ongoing commitment to sustainability, health and safety, corporate social responsibility, corporate governance, and other public policy matters relevant to the Company. Our Corporate Responsibility Committee Charter is available on our website at www.bluerock.com/bluerock-homes-trust/governance-documents.
Environmental Sustainability
We share our investors’ concerns for the environment and continue to participate in a variety of environmental sustainability initiatives, such as energy monitoring and preservation, water conservation and waste reduction, and recycling. Our investment model, from site selection through development and operations, incorporates an evaluation of multiple environmental impacts and their inclusion in our projections upon acquisition. This affords us the functional and financial flexibility to develop, or retrofit, properties that operate responsibly in a changing environment, generating a continually replenishing opportunity to improve the environmental impact of older, less sustainable properties throughout the United States, while our ground-up developments incorporate environmentally sound principles from their inception. To reflect our commitment to reducing our environmental impact, in October 2022 we adopted an Environmental Sustainability Policy, which is available on our website at www.bluerock.com/bluerock-homes-trust/governance-documents.
In keeping with our Environmental Sustainability Policy, we undertake a variety of environmental sustainability initiatives, including the installation of energy- and water-conserving fixtures at many of our upgraded properties. Our value-add investment model generates a continually-replenishing opportunity for us to improve the environmental impact of older, less sustainable properties throughout the U.S., while our ground-up, build-to-rent developments incorporate environmentally sound principles from inception. Our due diligence process incorporates evaluation of environmental impacts, which are factored into our projections for acquisition or investment, affording us the functional and financial flexibility to develop or retrofit homes to operate more responsibly in a changing environment.
Social Responsibility and Human Capital
Consistent with our Human Rights Policy adopted in October 2022, we strive to respect and promote all human rights, consistent with the UN Guiding Principles on Business and Human Rights, the International Covenant on Civil and Political Rights, and the International Covenant on Economic, Social and Cultural Rights. We maintain a diverse board of directors, both by ethnicity and gender, and remain committed to ensuring the preservation of human rights in our relationships with our employees, partners and tenants.
In the creation of our portfolio, we are especially proud that we are able to address a critical and growing need for quality, well-managed and affordable homes in desirable communities, striving to demonstrate the possibility of embracing both people and profits. As we discuss below, according to a study by the Joint Center for Housing Studies of Harvard University conducted in 2020, rent-burdened households are on the rise across the U.S., with more than 10 million renters (one in four) paying more than half of their income on rent and nearly half spending more than the recommended 30% of income on rent and utilities. Through our focus on the middle-income renter with our scattered-site investment strategy, we are seeking to deliver a supply of affordable, well-maintained, single-family housing options, both for renters by choice as well as by necessity.
We have no employees and we rely on the employees of our Manager and its affiliates to conduct our operations. In order to attract and retain high performing individuals, our Manager and its affiliates are committed to partnering with its employees to provide opportunities for their professional development and promote their well-being. To that end, our Manager or its affiliates undertake various initiatives, including the following:
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implementing an Environmental, Social, and Corporate Governance Initiative to codify and disclose its commitment to good corporate citizenship, including the appointment of an internal corporate responsibility committee in support of its ongoing commitment to sustainability, health and safety, corporate social responsibility, corporate governance, and other public policy matters;
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providing department-specific training, access to online training seminars and opportunities to participate in industry conferences;

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providing annual reviews and regular feedback to assist in employee development and providing opportunities for employees to provide suggestions to management and safely register complaints;

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providing family leave, for example, for the birth or adoption of a child, as well as sick leave;

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focusing on creating a workplace that values employee health and safety;

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committing to the full inclusion of all qualified employees and applicants and providing equal employment opportunities to all persons, in accordance with the principles and requirements of the Equal Employment Opportunities Commission and the principles and requirements of the Americans with Disabilities Act; and

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recognizing the importance and contributions of a diverse workforce, with an appreciation for the unique perspectives and insights offered by diverse backgrounds.

Governance
We are committed to operating our business under strong and accountable corporate governance practices and have structured our corporate governance in a manner we believe closely aligns our interests with those of our stockholders. Notable attributes of our corporate governance structure include the following:
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We Have a Majority Independent Board.   Four (4) of the five (5) incumbent members of our board of directors are independent for purposes of the NYSE American corporate governance listing standards and Rule 10A-3 under the Exchange Act.

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Our Board of Directors is Not Staggered.   Each of our directors is subject to re-election annually.

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Our Key Board Committees Are Fully Independent.   We have fully independent Audit, Compensation and Nominating and Corporate Governance Committees.

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We are Committed to Board Diversity.   Of the five (5) incumbent members of our board of directors, one (1) is female, and four (4) self-identify as ethnic minorities.

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We Have a Lead Independent Director.   We believe that our Lead Independent Director promotes strong, independent oversight of our management and affairs.

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Code of Business Conduct and Ethics.   Our directors, officers and employees are subject to our Code of Business Conduct and Ethics to foster the highest standards of ethics and conduct in all business.

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Stock Ownership Guidelines.   To better align the interests of the Company’s directors and executive officers with those of its stockholders, our Stock Ownership Guidelines require our directors and executive officers to maintain specified minimum levels of ownership in our common stock, ranging (depending on position) from $750,000 to $2.5 million. Our Stock Ownership Guidelines further require our independent directors to own shares of our common stock valued at a minimum of three times their annual cash retainer for service on the board of directors.

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Insider Trading Policy.   Our Insider Trading Policy governs the purchase, sale, and/or other transactions of our securities by our directors, officers, employees, and all officers and other employees of the Manager or its affiliate, Bluerock Real Estate Holdings, LLC (“BREH”), who provide services to the Company.

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Anti-Hedging Policy.   Our Insider Trading Policy expressly prohibits our directors, officers and employees from engaging in certain hedging transactions with respect to any Company securities at any time.

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Pledging Policy.   Our Pledging Policy prohibits our directors and executive officers from pledging, or otherwise using as collateral to secure any loan or other obligation, any Company securities that such executive officer or director is required to hold pursuant to our Stock Ownership Guidelines.

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Clawback Policy.   Our Clawback Policy provides for the possible recoupment of performance or incentive-based compensation in the event of an accounting restatement due to material noncompliance by us with any financial reporting requirements under the securities laws (other than due to a change in applicable accounting methods, rules or interpretations).

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We Value Stockholder Input.   We conduct regular and active stockholder engagement.

EXECUTIVE OFFICERS
The individuals listed as our executive officers below also serve as officers of our Manager. As executive officers of our Manager, they manage our day-to-day affairs and carry out the directives of our board of directors in the review, selection and recommendation of investment opportunities and operating acquired investments and monitoring the performance of those investments to ensure that they are consistent with our investment objectives.
The following table sets forth our executive officers, followed by biographical information regarding each executive officer who is not also a director.
Name	Age*	Position
R. Ramin Kamfar	61	Chief Executive Officer
Jordan Ruddy	62	President
Ryan S. MacDonald	42	Chief Investment Officer
James G. Babb, III	60	Chief Strategy Officer
Christopher J. Vohs	48	Chief Financial Officer and Treasurer
Michael DiFranco	60	Executive Vice President, Operations
Jason Emala	46	Chief Legal Officer and Secretary

*
As of April 1, 2025

R. Ramin Kamfar. Chief Executive Officer.   The background and experience of Mr. Kamfar is described above in “Proposal 1: Election of Directors — Nominees for Election — Directors’ Backgrounds and Qualifications.”
Jordan B. Ruddy, President.   Mr. Ruddy serves as President of our Manager, and as our President. Mr. Ruddy served as Chief Operating Officer and President of Bluerock Residential Growth REIT, Inc. from August 2008 to October 2022. In addition, Mr. Ruddy has served as President of Bluerock Total Income+ Real Estate Fund, as well as co-portfolio manager of its adviser Bluerock Fund Advisor since October 2013, as President of Bluerock High Income Institutional Credit Fund, since 2022, and as President of Bluerock Industrial Growth REIT, Inc. and its external manager, Bluerock Industrial Manager, LLC since 2021. Mr. Ruddy joined Bluerock in 2002 and has continuously served in various senior management capacities for it and its affiliates. Mr. Ruddy has approximately 30 years of experience in real estate acquisitions, financings, management and dispositions. Prior to joining Bluerock, Mr. Ruddy served as a real estate investment banker at Banc of America Securities LLC and Smith Barney Inc., as well as Vice President of Amerimar Enterprises, a real estate company specializing in value-added investments nationwide, where he managed acquisitions, financings, leasing, asset management and disposition involving over 1.5 million square feet of commercial and multifamily real estate. Mr. Ruddy received an M.B.A. degree in Finance and Real Estate from The Wharton School of the University of Pennsylvania, and a B.S. degree with high honors in Economics from the London School of Economics.
Ryan S. MacDonald, Chief Investment Officer.   Mr. MacDonald serves as Chief Investment Officer of our Manager, and as our Chief Investment Officer. Mr. MacDonald also currently serves as Co-Chairman of IQHQ, Inc. and on the board of directors for the Townsend Group. Mr. MacDonald served as the Chief Investment Officer of Bluerock Residential Growth REIT, Inc. from January 2021 to October 2022, and as its Chief Acquisitions Officer from October 2017 until January 2021. In addition, Mr. MacDonald has served as Chief Investment Officer of the external manager of Bluerock Industrial Growth REIT, Inc., Bluerock Industrial Manager, LLC, since 2021. Mr. MacDonald joined Bluerock in 2008 and has continuously served in various senior investment capacities. To date with Bluerock, Mr. MacDonald has been involved with real estate transactions with an aggregate value of approximately $11 billion. Prior to joining Bluerock, Mr. MacDonald was an Investment Analyst for PNC Realty Investors. Mr. MacDonald received a B.A.in Economics from the University of Maryland, College Park.
James G. Babb, III, Chief Strategy Officer.   Mr. Babb serves as Chief Strategy Officer of our Manager, and as our Chief Strategy Officer. Mr. Babb served as Chief Strategy Officer of Bluerock Residential Growth

REIT, Inc. from January 2021 to October 2022, and previously served as its Chief Investment Officer from July 2008 until November 2013 and from October 2017 until January 2021. In addition, Mr. Babb has served as Chief Strategy Officer of the external manager of Bluerock Industrial Growth REIT, Inc, Bluerock Industrial Manager, LLC, since 2021. Mr. Babb joined Bluerock in 2007 and served as a Trustee of Bluerock Total Income + Real Estate Fund from 2012 until 2019. He has been involved exclusively in real estate acquisition, management, financing and dispositions for approximately 30 years. From 1992 to August 2003, Mr. Babb helped lead the residential and office acquisitions initiatives for Starwood Capital Group, or Starwood Capital. Starwood Capital was formed in 1992 and during his tenure raised and invested funds on behalf of institutional investors through seven private real estate funds, which in the aggregate ultimately invested approximately $8 billion in approximately 250 separate transactions and was also active in Starwood Capital’s efforts to expand its platform to invest in Europe. From August 2003 to July 2007, Mr. Babb founded Bluepoint Capital, LLC, a private real estate investment company focused on the acquisition, development and/or redevelopment of residential and commercial properties. Mr. Babb received a B.A. degree in Economics from the University of North Carolina at Chapel Hill.
Christopher J. Vohs, Chief Financial Officer and Treasurer.   Mr. Vohs serves as Chief Financial Officer of our Manager, and as our Chief Financial Officer. Mr. Vohs served as Chief Financial Officer of Bluerock Residential Growth REIT, Inc. from October 2017 to October 2022. In addition, Mr. Vohs has served as Chief Financial Officer and Treasurer of Bluerock Industrial Growth REIT, Inc. and its external manager, Bluerock Industrial Manager, LLC, since 2021. Mr. Vohs joined Bluerock in July 2010 and has continuously served in various senior accounting and financial capacities for it and its affiliates. Prior to joining Bluerock, Mr. Vohs served as Corporate Controller for Roberts Realty Investors, Inc., a public multifamily REIT based in Atlanta, Georgia, from March 2009 to July 2010. From October 2004 to March 2009, Mr. Vohs worked at Pulte Homes, a nationwide builder of single-family homes, in various financial roles, including as Internal Audit Manager & Asset Manager and later as Vice President of Finance for Pulte’s Orlando and Southeast Florida operations. From January 1999 to October 2004, Mr. Vohs worked as an Audit Manager for Deloitte & Touche, an international professional services firm, where he earned his CPA certification. Mr. Vohs received his B.A. degree in Accounting from Michigan State University.
Michael DiFranco, Executive Vice President, Operations.   Mr. DiFranco serves as Executive Vice President, Operations of our Manager, and as our Executive Vice President, Operations. Mr. DiFranco served as Executive Vice President, Operations of Bluerock Residential Growth REIT, Inc. from November 2018 to October 2022, with responsibility for the operational and financial performance of its multi- family housing portfolio. Previously, from 2005 to 2016, Mr. DiFranco held several roles of increasing responsibilities with Apartment & Investment Management Company (NYSE: AIV), including serving four years as Senior Vice President of Financial Operations. From 2016 to 2018, Mr. DiFranco served as Senior Vice President of Financial Operations with The Irvine Company Apartment Communities, overseeing Revenue Management, Business Intelligence and Portfolio Management. Mr. DiFranco received a B.A. in Business from Texas A&M University, College Station, an M.B.A. from The University of Texas at Austin, and an M.S. in Information Systems from The University of Colorado, Denver.
Jason Emala, Chief Legal Officer and Secretary.   Mr. Emala serves as Chief Legal Officer and Secretary of our Manager, and as our Chief Legal Officer and Secretary. Mr. Emala has served as Secretary of Bluerock Total Income+ Real Estate Fund, as well as General Counsel of both Bluerock Capital Markets and Bluerock Asset Management since May 2018. In addition, Mr. Emala has served as Secretary of Bluerock High Income Institutional Credit Fund since 2022, and as Secretary of Bluerock Industrial Growth REIT, Inc. and its external manager, Bluerock Industrial Manager, LLC and as Chief Legal Officer of its external manager, Bluerock Industrial Manager, LLC, since 2021. Mr. Emala has served as General Counsel of Bluerock since October 2022. Prior to joining Bluerock in May 2018, Mr. Emala held senior legal positions at a number of sponsors/broker-dealers in the alternative investment space, including Cantor Fitzgerald from June 2016 to May 2018. Prior to these roles. Emala was an associate at international law firms White & Case, LLP and Fried, Frank, Harris, Shriver & Jacobson LLP. Mr. Emala earned a B.S. in Finance from the University of Maryland, College Park, a J.D., with honors, from the George Washington University Law School and an L.L.M. in Securities and Financial Regulation from the Georgetown University Law Center.

EXECUTIVE COMPENSATION
Emerging Growth Company Status
We are an emerging growth company, as defined in the JOBS Act. Under this Act, we are permitted to and have elected to rely on exemptions from certain disclosure requirements that are applicable to other companies that are not emerging growth companies. Accordingly, we have not included a compensation discussion and analysis of our executive compensation programs or tabular compensation information. In addition, for so long as we are an emerging growth company, we will not be required to submit certain executive compensation matters to our stockholders for advisory votes, such as “say-on-pay” and “say-on- frequency” of say-on-pay votes.
Overview of Compensation Program and Philosophy
Bluerock Homes Trust, Inc. has no employees. We are externally managed by our Manager, Bluerock Homes Manager, LLC, pursuant to the Management Agreement. As our Chief Executive Officer, R. Ramin Kamfar is our sole Named Executive Officer (our “NEO”). However, all of our executive officers, including our NEO, are employees of our Manager. Our Manager is responsible, and we do not reimburse our Manager or its affiliates, for the cash compensation or benefits awarded to personnel of our Manager who serve as our NEO or as our other executive officers. We have not paid, and do not expect to pay in 2025, any cash or other compensation to our NEO or to our other executive officers.
Incentive Plans
Our board of directors has adopted and our sole initial stockholder has approved the Bluerock Homes Trust, Inc. 2022 Equity Incentive Plan for Individuals (the “2022 Individuals Plan”) and the Bluerock Homes Trust, Inc. 2022 Equity Incentive Plan for Entities (the “2022 Entities Plan”) to attract and retain independent directors, executive officers and other key employees, including officers and employees of our Manager and Operating Partnership and their affiliates and other service providers, including our Manager and its affiliates. Together, we refer to the 2022 Individuals Plan and the 2022 Entities Plan as the “2022 Incentive Plans.” The 2022 Incentive Plans provide for the grant of options to purchase shares of our common stock, stock awards, stock appreciation rights, performance units, incentive awards and other equity-based awards, and are generally administered by the compensation committee of our board of directors.
The aggregate number of shares of our Class A Common Stock authorized for issuance under the 2022 Incentive Plans is 3,597,109, with (i) 1,200,000 shares available for issuance under the 2022 Incentive Plans, and (ii) 2,397,109 shares subject to awards granted under the Bluerock Residential Growth REIT, Inc. Amended and Restated 2014 Equity Incentive Plan for Individuals and the Bluerock Residential Growth REIT, Inc. Amended and Restated 2014 Equity Incentive Plan for Entities (together, the “Prior Plans”) that may become available for issuance or reissuance, as applicable, under the 2022 Incentive Plans if such awards are forfeited, canceled or otherwise terminated (other than by exercise). As of April 11, 2025, 275,275 shares were available for future issuance under the 2022 Incentive Plans. Also as of April 11, 2025, 583,624 shares issued under the 2022 Incentive Plans remain outstanding but unvested.
Equity Compensation Plan Information.   The following table provides information about the amount of securities available under the 2022 Incentive Plans, as of December 31, 2024:
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance
Equity compensation plans approved by security holders	—	—	441,845(1)
Equity compensation plans not approved by security holders	—	—	—
Total:	—	—	441,845(1)

(1)
Total does not include the 2,397,109 shares subject to awards granted under the Prior Plans that may become available for issuance or reissuance, as applicable, under the 2022 Incentive Plans if such awards are forfeited, canceled or otherwise terminated (other than by exercise).

2024 Equity Incentive Compensation Grants to Executive Officers Under 2022 Incentive Plans
During 2024, our Chief Executive Officer did not receive any equity incentive compensation grants under the 2022 Incentive Plans. All equity incentive compensation grants under the 2022 Incentive Plans to our other executive officers during 2024 were time-based and vest ratably over a three year period. Our Chief Executive Officer last received an equity incentive compensation grant in November 2022, which was time-based and vests ratably over a five-year period.
Equity Award Grant Practices
Equity awards under our 2022 Incentive Plans, including those made to our executive officers, must be approved by the Compensation Committee. No stock option awards were granted to any of our executive officers in fiscal year 2024. During fiscal year 2024, we did not grant equity awards to our executive officers during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that discloses material nonpublic information. The Compensation Committee did not take material nonpublic information into account when determining the timing and terms of equity awards during fiscal year 2024, and we do not time the disclosure of material nonpublic information for the purpose of affecting the value of equity award grants to our executive officers.
Stock Ownership Guidelines
To further align the interests of our executive officers and directors with the interests of our stockholders, and to promote our commitment to sound corporate governance, our board of directors has implemented stock ownership guidelines for our executive officers and our independent directors.
The Stock Ownership Guidelines provide that, within five years of the later date of adoption of the guidelines or the date an individual first becomes subject to the guidelines upon becoming a director or executive officer:
•
our Chief Executive Officer is required to own shares of our common stock, including restricted stock, valued at a minimum of $2.5 million;

•
all other executive officers are required to own shares of our common stock, including restricted stock, valued at a minimum of $750,000; and

•
independent directors are required to own shares of our common stock valued at a minimum of three times their annual cash retainer for service on the board of directors.

Any shares owned directly or indirectly (including shares owned in trust and including restricted stock) by the executive officer or director, or his or her spouse or minor children, will constitute qualifying shares that count toward satisfaction of the Stock Ownership Guidelines, and that any deferred or restricted stock units, OP units and LTIP units (with each such OP unit and LTIP unit counting as, and having a value equivalent to, one share of our common stock) owned by the executive officer or director will also constitute qualifying shares that count toward satisfaction of the Stock Ownership Guidelines. Any shares underlying stock options will not count toward satisfaction of the Stock Ownership Guidelines.
As of December 31, 2024, all of our directors and executive officers were in compliance with our Stock Ownership Guidelines or on track to be compliant within the five-year period specified by the guidelines.
Insider Trading Policy
Our Insider Trading Policy governs the purchase, sale, and/or other transactions of our securities by our directors, officers, employees, and all officers and other employees of the Manager or its affiliate, BREH, who provide services to the Company (collectively, “Covered Persons”).

We believe our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations and applicable NYSE American listing standards. Our Insider Trading Policy prohibits Covered Persons from trading (or tipping others to trade) in Company securities on the basis of material, non-public information and during blackout periods, and provides for pre-clearance procedures for transactions involving Company securities by Covered Persons. Our Insider Trading Policy also prohibits Covered Persons from engaging in certain transactions, including “short” sales, sales “against the box,” buying or selling puts or calls, buying financial instruments designed to hedge or offset any decrease in the market value of Company securities owned by the Covered Person directly or indirectly, and frequent trading to take advantage of fluctuations in share price.
Pledging Policy
Our board of directors has adopted a Pledging Policy Regarding Company Securities (the “Pledging Policy”). The Pledging Policy is designed to achieve the following goals:
•
prohibit any pledging by executive officers or directors for the purpose of hedging the pledgor’s exposure to fluctuations in the Company’s stock price;

•
strictly limit the amount of leverage allowed on executive officer or director loans from third parties for which a portion of their holdings of Company equity securities have been pledged as collateral, to protect the Company and its stockholders from potential risks associated with a forced sale by the lender;

•
require audit committee pre-certification and pre-approval prior to the entry by any executive officer or director into any proposed loan or other arrangement requiring the pledging of Company securities; and

•
foster and encourage our executive officers and directors to maintain and increase their equity ownership levels well above the levels mandated by the Company’s Stock Ownership Guidelines, thereby strengthening the alignment of their economic interests in the Company with those of stockholders, in part by permitting them, subject to the strict leverage restrictions, pre-approval and ongoing audit committee monitoring and oversight addressed above, to pledge a limited amount of their Company equity to secure loans. Such limited pledging will offer them access to liquidity, for purposes other than to serve as a hedge, and provide them with an alternative to the sale of such Company equity and the resulting, undesirable reduction in equity ownership and dilution of alignment of interests with stockholders.

Our board of directors will foster and encourage high levels of equity ownership of the Company’s equity securities by our executive officers and directors in the interest of providing the strongest-possible incentive to align the interests of our executive officers and directors with those of our stockholders. Our board of directors believes that an absolute prohibition on pledging would run counter to these objectives, with the unintended and undesirable consequence of leaving our executive officers and directors with no means of accessing legitimate liquidity needs, other than by the sale of their Company securities holdings.
The Pledging Policy entirely prohibits the Company’s executive officers and directors from pledging, or otherwise using as collateral to secure any loan or other obligation, any Company securities that such executive officer or director is required to hold pursuant to the Company’s Stock Ownership Guidelines.
The Pledging Policy prohibits any pledging by executive officers or directors for the purpose of hedging the pledgor’s exposure to fluctuations in the Company’s stock price.
The Pledging Policy strictly limits pledges by our executive officers and directors, subject to audit committee oversight, to only those Company securities they hold in excess of the Stock Ownership Guidelines applicable to them (such excess, to the extent pledged, the “Pledged Shares”). The Pledging Policy requires executive officers and directors to pre-certify and obtain pre-approval from the audit committee for any such new pledging arrangement, and requires re-certification to the audit committee of compliance with the Pledging Policy with respect to existing pledging arrangements. In addition, the Pledging Policy requires all pledgors to annually certify to the audit committee his or her ongoing compliance therewith.

The Pledging Policy further limits the number of permitted Pledged Shares by setting a maximum leverage rate of thirty percent (30%), such that the number of Pledged Shares cannot exceed, on an annual basis, thirty percent (30%) of the time-weighted value of the lender’s entire collateral package, inclusive of the Pledged Shares.
The audit committee monitors compliance with the Pledging Policy by requiring certain certifications from each executive officer or director with a new or existing loan secured in part by Pledged Shares. Prior to entering into any such new pledge, an executive officer or director must certify to the audit committee that the pledge is limited to only such Company securities held in excess of the applicable Stock Ownership Guidelines, and that its sole purpose is not to serve as a hedging arrangement. With respect to previously existing pledge arrangements, promptly following adoption of the Pledging Policy, each executive officer or director must certify to the audit committee that its existing pledge arrangement is not for the sole purpose of serving as a hedging arrangement. In addition, within ten (10) days following each annual meeting of the Company’s stockholders, each pledgor must certify to the audit committee that its Pledged Shares comprised thirty percent (30%) or less of the time-weighted value of the creditor’s collateral package, inclusive of the Pledged Shares.
The Pledging Policy’s restrictions, structuring and certification obligations are intended to mitigate the risks from a forced sale due to a default under the subject loan or as a result of a decline in the market price of our Class A common stock, should such market price be the valuation parameter applicable to the lender’s collateral package. First, even if an event occurred that would enable a lender to exercise forced sale rights, the fact that the Pledged Shares are limited to thirty percent (30%) of the time-weighted collateral package means that the lender should have other sources of collateral with which to cover its loan, and thus may not pursue a forced sale, even if authorized to do so. Further, to the extent that the subject loan has covenants tied to the value of its overall collateral package, valuing the Pledged Shares according to the market price of our Class A common stock mitigates the risk related to even a precipitous drop in such market price, as such a drop might not result in a significant reduction in the value of the lender’s overall collateral package to the point of causing a default, in which case, all else being equal, the lender would not have a forced sale right at all.
The Pledging Policy simultaneously fulfills the objectives and strategy of the board of directors to further the alignment of stockholder interests by heavily weighting the compensation of our executive officers and directors in Company equity, while recognizing their legitimate need to access liquidity from their earned equity if desired, providing them with a method to do so without having to sell their equity to access that liquidity, thereby reducing their ownership and diluting their alignment with stockholder interests.
Anti-Hedging Policy
Our Insider Trading Policy expressly prohibits our directors, officers and employees from engaging in any of the following hedging transactions with respect to any Company securities at any time: short sales (including short sales “against the box”); buying or selling puts or calls; buying financial instruments designed to hedge or offset any decrease in the market value of Company securities owned by the individual directly or indirectly, including prepaid variable forward contracts, equity swaps, collars and exchange funds; and frequent trading to take advantage of fluctuations in share price.
Clawback Policy
Our compensation committee has adopted a policy on the possible recoupment, or “clawback,” of Incentive Fees from our Manager. The policy will be invoked in the event that (a) the Company is required to restate its financial statements due to material noncompliance with any financial reporting requirement under U.S. federal securities laws (whether or not based on fraud or misconduct) and the board of directors or the compensation committee has not determined that such restatement (i) is required or permitted under GAAP in connection with the adoption or implementation of a new accounting standard, or (ii) was caused by the Company’s decision to change its accounting practice, as permitted by applicable law, and (b) the performance measurement period with respect to such Incentive Fees includes one or more fiscal periods affected by such restatement.

In such event, under the terms of the policy, our board of directors or the compensation committee will determine whether, within three (3) completed fiscal years preceding the restatement date and any interim period, our Manager received Incentive Fees in excess of the amount to which it would otherwise have been entitled based on the restated financial statements (such excess amount, “Excess Compensation”). If the board of directors or the compensation committee determines that our Manager received Excess Compensation, the Company will be entitled to recover such Excess Compensation from the Manager, and our board of directors or the compensation committee, in its sole discretion and subject to applicable law, will take such action as it deems necessary to recover such Excess Compensation. Such actions may include requiring repayment or return of prior Incentive Fees paid to our Manager, including Incentive Fees not affected by the accounting restatement, or adjusting the amounts of future fees payable to our Manager.
Our board of directors and compensation committee recognize that the Dodd-Frank legislation enacted in 2010 may, following rulemaking, require some modification of these policies. Our board of directors and compensation committee intend to review any rules adopted as a result of that legislation and to adopt any modifications to these policies that become required by applicable law.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Related Person Transaction Policy
Our board of directors has adopted a written Related Person Transaction Policy, for which the audit committee oversees compliance. The purpose of this policy is to describe the procedures used to identify, review and approve any existing or proposed transaction, arrangement, relationship (or series of similar transactions, arrangements or relationships) in which (a) we, our Operating Partnership or any of our subsidiaries were, are or will be a participant, (b) the aggregate amount involved exceeds $120,000, and (c) a Covered Person, as defined below, has or will have a direct or indirect material interest. For purposes of this policy, a Covered Person is (i) any person who is, or at any time since the beginning of the current fiscal year was, a director, director nominee, or executive officer of the Company, (ii) any beneficial owner of more than 5% of our stock, or (iii) any immediate family member of any of the foregoing persons.
Under this policy, our audit committee is responsible for reviewing and approving or ratifying each related person transaction or proposed related person transaction. In determining whether to approve or ratify a related person transaction, the audit committee is required to consider all relevant facts and circumstances of the related person transaction available to the audit committee and to approve only those related person transactions that are in the best interests of the Company, as the audit committee determines in good faith. No member of the audit committee is permitted to participate in any consideration of a related person transaction with respect to which that member or any of his or her immediate family is a related person. A copy of our Related Person Transaction Policy is available on our website at www.bluerock.com/bluerock-homes-trust/governance-documents.
Related Person Transactions
This section describes related party transactions between us and our directors, executive officers and 5% stockholders and their immediate family members that occurred since the beginning of the fiscal year ended December 31, 2024.
Management Agreement with the Manager
In October 2022, the Company entered into a Management Agreement (the “Management Agreement”) with the Operating Partnership and Bluerock Homes Manager, LLC (the “Manager”), which is an affiliate of BRE, pursuant to which the Manager provides for the day-to-day management of the Company’s operations. Pursuant to the terms of the Management Agreement, the Manager provides the Company with a management team and appropriate support personnel to provide such management services to the Company. The Management Agreement requires the Manager to manage the Company’s business affairs under the supervision and direction of the Company’s board of directors. Specifically, the Manager will be responsible for (i) the selection, purchase and sale of the Company’s portfolio investments, (ii) the Company’s financing activities, and (iii) providing the Company with advisory services, in each case in conformity with the investment guidelines and other policies approved and monitored by the Company’s board of directors. The current term of the Management Agreement expires on October 6, 2025 and will be automatically renewed for a one-year term on each anniversary date thereafter unless earlier terminated or not renewed in accordance with the terms thereof.
The Company pays the Manager a base management fee (the “base management fee”) in an amount equal to 1.50% of the Company’s new stockholders’ equity per year, as well as an incentive fee (the “incentive fee”) with respect to each calendar quarter (or part thereof that the Management Agreement is in effect) in arrears (as such terms are defined and such fees are more fully described in the Management Agreement). The Company is also required to reimburse the Manager for certain expenses and to pay all operating expenses, except those specifically required to be borne by the Manager under the Management Agreement. Prior to the fourth quarter 2024, the Management Agreement provided that (i) the base management fee and the incentive fee would be allocated and payable as one half (50%) in limited partnership interests in the Operating Partnership known as C-LTIP Units, and the remainder payable in cash or C-LTIP Units, at the discretion of the Company’s board of directors, and (ii) the operating expense reimbursement shall be payable either in cash or C-LTIP Units, at the discretion of the Company’s board of directors. Commencing with the fourth quarter 2024, the Management Agreement provides that (i) the base management fee will be allocated and payable in cash, except as may otherwise be specified by written agreement of the company and the Manager with respect to payment of all or any portion thereof in C-LTIP Units, (ii) the incentive fee will be allocated and payable as one half (50%) in C-LTIP Units, and the remainder will be payable in cash or C-LTIP Units, at the discretion of the Company’s board of directors, and (iii) expense reimbursements shall be payable either in cash or C-LTIP Units, at the discretion of the Company’s board of directors. The number of C-LTIP Units payable and issued to the Manager for the base management fee, the incentive fee and expense reimbursements (if any) will be equal to the dollar amount (of the portion deemed payable in C-LTIP Units) of the fees earned or reimbursement amount, divided by the average of the closing prices of the Company’s Class A common stock for the five business days prior to issuance.
For the year ended December 31, 2024, the Company recorded a base management fee of $9.1 million, of which $3.6 million was, or shall be, paid in C-LTIP Units with the remainder paid in cash. For the year ended December 31, 2023, the Company recorded a base management fee of $7.9 million, of which all was paid in C-LTIP Units. There have been no incentive fee expenses incurred during the years ended December 31, 2024 and 2023.
For the years ended December 31, 2024 and 2023, the Company recorded operating expense reimbursements of $4.4 million and $2.8 million, respectively. Commencing with the operating expense reimbursement for the first quarter 2024, the Company paid, and expects to continue to pay, the operating expense reimbursement to the Manager entirely in cash; prior to the first quarter 2024, the Company paid the operating expense reimbursement to the Manager entirely through the issuance of C-LTIP Units. The operating expense reimbursement for the year ended December 31, 2024 included reimbursements to the Manager in the aggregate amount of $2.9 million for accounting and legal services. Prior to the fourth quarter 2023, the Manager elected to not seek reimbursements for accounting and legal services during the Company’s first year of operations. In addition, for the years ended December 31, 2024 and 2023, the Company recorded direct expense reimbursements of $0.4 million and $0.3 million, respectively, which were paid to the Manager in cash. Both the operating and direct expense reimbursements were recorded as part of general and administrative expenses in the Company’s consolidated statements of operations and comprehensive income.
The table below presents the related party amounts payable to the Manager for the year ended December 31, 2024 pursuant to the terms of the Management Agreement (amounts in thousands). The Company records these payables in due to affiliates in its consolidated balance sheets.
	Approximate Dollar Value of Mr. Kamfar’s Interest In Company Incurred Amounts(1)	Incurred for the Year Ended December 31, 2024
Incentive Fee	$—	$—
Base Management Fee	$2,490	$2,490
Operating and Direct Expenses Reimbursement	$1,224	$1,224
Offering Expense Reimbursements	$148	$148

(1)
For the year ended December 31, 2024.

Leasehold Cost-Sharing Agreement with Bluerock Real Estate Holdings, LLC
In connection with a new lease on the Company’s New York (Manhattan) headquarters, effective May 31, 2024, the Company and an unaffiliated third-party landlord entered into a lease for separate corporate space (the “NY Premises Lease”) located at 919 Third Avenue, New York, New York (the “NY Premises”). The NY Premises Lease commenced in November 2024 when the landlord made the NY Premises available to the Company to begin its own alterations and improvements. With respect to the NY Premises, the Company and Bluerock Real Estate Holdings, LLC (“BREH”), which is an affiliate of the Manager, entered into a leasehold cost-sharing agreement (the “Leasehold Cost-Sharing Agreement”) to provide for the allocation and sharing between BREH and the Company of the costs thereunder, including costs associated with tenant improvements. BREH and certain of its respective subsidiaries and/or affiliates will share occupancy of the NY Premises. Under the Leasehold Cost-Sharing Agreement, if there is a change in control of either BREH or the Company, the allocation of costs under the Leasehold Cost-Sharing Agreement shall be modified to thereafter allocate such costs based on the average of the cost-sharing percentages between BREH and the Company over the four most recently-completed calendar quarters immediately preceding the change in control date (or shall be the average cost-sharing percentages over such shorter period, if the change in control occurs earlier than the completion of four calendar quarters). Under the NY Premises Lease, the Company, through its Operating Partnership, issued a payment of approximately $450,000 as a security deposit. Payment by BREH of any amounts payable under the Leasehold Cost-Sharing Agreement to the Company will be made in cash.
The table below presents the related party amounts receivable from BREH at December 31, 2024 pursuant to the terms of the Leasehold Cost-Sharing Agreement (amounts in thousands). No amounts were receivable from BREH at December 31, 2023. The Company records these receivables in due from affiliates in its consolidated balance sheets.
Amounts receivable from BREH under the Leasehold Cost-Sharing Agreement	2024
Capital improvement cost reimbursements	$925
Operating and direct expense reimbursements	124
Total amounts receivable from the Manager	$1,049
At December 31, 2024 and 2023, the company had no other receivables due from any related parties.
BR Amira DST Manager, LLC — Amira at Westly DST
The Company has agreed to pay an asset management fee equal to 0.02% per annum of the Amira at Westly purchase price of $103 million, or $206,000 annually, to BR Amira DST Manager, LLC, which is wholly owned by Bluerock Asset Management, LLC. During the year ended December 31 2024, the Company incurred a total asset management fee related to Amira at Westly of $35,000 which is recorded within property management and asset management fees on the Company’s consolidated statements of operations and comprehensive income. The Company did not incur any asset management fees related to Amira at Westly in 2023. In addition, the Company incurred a one-time acquisition fee of $2.1 million payable to BR Amira DST Manager, LLC upon the completion of the Amira at Westly private placement offering.
The table below presents the related party amounts payable to BR Amira DST Manager, LLC at December 31, 2024 (amounts in thousands). No amounts were payable at December 31, 2023. The Company records these payables in due to affiliates in its consolidated balance sheets.
Amounts payable to BR Amira DST Manager, LLC	2024
One-time acquisition fee	$2,083
Asset management fees	35
Total amounts payable to BR Amira DST Manager, LLC	$2,118
Selling Commissions and Dealer Manager Fees
On June 28, 2023, the SEC declared effective the Company’s registration statement on Form S-11 (File No. 333-269415) (the “2023 Registration Statement”). On June 30, 2023, the Company filed a prospectus supplement related to the 2023 Registration Statement offering a maximum of 20,000,000 shares of 6.0% Series A Redeemable Preferred Stock (the “Series A Preferred Stock”) at $25.00 per share (the “Stated Value”), for a maximum offering amount of $500,000,000 in Series A Preferred Stock (the “Series A Preferred Offering”), and on August 11, 2023, the Company made the initial issuances of Series A Preferred Stock pursuant to the Series A Preferred Offering.
In conjunction with the Series A Preferred Offering, the Company engaged a related party as dealer manager, and pays up to 10% of the gross offering proceeds from the offering as selling commissions and dealer manager fees. The dealer manager re-allows the substantial majority of the selling commissions and dealer manager fees to participating broker-dealers and incurs costs in excess of the 10%, which costs are borne by the dealer manager without reimbursement by the Company. For the year ended December 31, 2024, the Company incurred $7.3 million in selling commissions and discounts and $3.1 million in dealer manager fees and discounts related to its offering of Series A Preferred Stock. In addition, the Manager was, or shall be, reimbursed for offering costs of $1.0 million in conjunction with the offering of Series A Preferred Stock during the year ended December 31, 2024. The selling commissions, dealer manager fees, discounts and reimbursements for offering costs were recorded as a reduction to the proceeds of the offering.
Current Policies and Procedures Relating to Conflicts of Interest
Code of Business Conduct and Ethics
We do not have a policy that expressly restricts any of our directors, officers, stockholders or affiliates, including our Manager or Bluerock or their respective officers and employees, from having a pecuniary interest in an investment in or from conducting, for their own account, business activities of the type we conduct. However, our Code of Business Conduct and Ethics contains a conflicts of interest policy that prohibits our directors, officers and personnel, as well as officers and employees of our Manager and of Bluerock who provide services to us, from engaging in any transaction that involves an actual conflict of interest with us. Notwithstanding the prohibitions in our Code of Business Conduct and Ethics, after considering the relevant facts and circumstances of any actual conflict of interest, our board of directors may, on a case-by-case basis and in their sole discretion, waive such conflict of interest for executive officers or directors, and must be promptly disclosed to stockholders. Waivers for other personnel may be made by our Chief Executive Officer. Waivers of our Code of Business Conduct and Ethics will be required to be disclosed in accordance with the NYSE American and SEC requirements. A copy of our Code of Business Conduct and Ethics is available on our website at www.bluerock.com/bluerock-homes-trust/governance-documents.
Interested Director and Officer Transactions
Pursuant to the Maryland General Corporation Law, a contract or other transaction between us and a director or between us and any other corporation or other entity in which any of our directors is a director or has a material financial interest is not void or voidable solely on the grounds of such common directorship or interest. The common directorship or interest, the presence of such director at the meeting at which the contract or transaction is authorized, approved or ratified or the counting of the director’s vote in favor thereof will not render the transaction void or voidable if:
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the fact of the common directorship or interest is disclosed or known to our board of directors or a committee of our board of directors, and our board of directors or such committee authorizes, approves or ratifies the transaction or contract by the affirmative vote of a majority of disinterested directors, even if the disinterested directors constitute less than a quorum;

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the fact of the common directorship or interest is disclosed or known to our stockholders entitled to vote thereon, and the transaction is authorized, approved or ratified by a majority of the votes cast by the stockholders entitled to vote, other than the votes of shares owned of record or beneficially by the interested director or corporation or other entity; or

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the transaction or contract is fair and reasonable to us at the time it is authorized, ratified or approved.

Related Person Transaction Policy
As described above, our board of directors has adopted a written Related Person Transaction Policy, for which the audit committee oversees compliance. A copy of our Related Person Transaction Policy is available on our website at www.bluerock.com/bluerock-homes-trust/governance-documents.
Clawback Policy
Our compensation committee has adopted a policy on the possible recoupment, or “clawback,” of Incentive Fees from our Manager. Our clawback policy is described under “Executive Compensation — Clawback Policy.”

Lending Policies
We may not make loans to our directors, officers or other employees except in accordance with our Code of Business Conduct and Ethics and applicable law.
Independent Registered Public Accounting Firm
Grant Thornton LLP (“Grant Thornton”) has served as our independent registered public accounting firm since December 8, 2021. The appointment of Grant Thornton as our independent registered public accountants was unanimously approved by the audit committee of our board of directors. We expect that a representative of Grant Thornton will be present at the Annual Meeting. The representative of Grant Thornton will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.
Pre-Approval Policies and Procedures
In order to ensure that the provision of the auditing services, and all permitted non-audit services, performed for us by our independent auditors (including the fees and terms thereof) do not impair the auditors’ independence, the board of directors approved, on September 19, 2022, the Audit Committee Charter, which includes an Audit Committee Pre-Approval Policy for Audit and Non-audit Services. The Audit Committee Pre-Approval Policy for Audit and Non-audit Services requires the audit committee to pre-approve, to the extent required by applicable law, all audit and non-audit engagements and the related fees and terms with the independent auditors. In determining whether or not to pre-approve services, the audit committee considers whether the service is a permissible service under the rules and regulations promulgated by the SEC. In addition, the audit committee may, in its discretion, delegate one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent auditors, provided any such approval is presented to and approved by the full audit committee at its next scheduled meeting.
Since October 6, 2022, when we became a reporting company under Section 15(d) of the Exchange Act, all services rendered by our independent auditors have been pre-approved in accordance with the policies and procedures described above.
Principal Auditor Fees and Services
The aggregate fees billed to us for professional accounting services, including the audit of our annual financial statements by Grant Thornton for the years ended December 31, 2024 and December 31, 2023 are set forth in the table below (amounts in thousands):
	2024	2023
Audit fees	$597	$535
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
Total	$597	$535
For purposes of the preceding table, professional fees are classified as follows:
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Audit fees — These are fees for professional services performed for the audit of our annual financial statements and the required review of quarterly financial statements and other procedures performed by the independent auditors in order for them to be able to form an opinion on our consolidated financial statements. These fees also cover services that are normally provided by independent auditors in connection with statutory and regulatory filings or engagements.

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Audit-related fees — These are fees for assurance and related services that traditionally are performed by independent auditors that are reasonably related to the performance of the audit or review of the financial statements, such as due diligence related to acquisitions and dispositions, attestation services that are not required by statute or regulation, internal control reviews and consultation concerning financial accounting and reporting standards.
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Tax fees — These are fees for all professional services performed by professional staff in our independent auditor’s tax division, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning and tax advice, including federal, state and local issues. Services may also include assistance with tax audits and appeals before the IRS and similar state and local agencies, as well as federal, state and local tax issues related to due diligence.

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All other fees — These are fees for any services not included in the above-described categories.

Report of the Audit Committee
The function of the audit committee is oversight of the financial reporting process on behalf of the board of directors. Management has responsibility for the financial reporting process, including the system of internal control over financial reporting, and for the preparation, presentation and integrity of our financial statements. In addition, the independent auditors devote more time and have access to more information than does the audit committee. Membership on the audit committee does not call for the professional training and technical skills generally associated with career professionals in the field of accounting and auditing. Accordingly, in fulfilling their responsibilities, it is recognized that members of the audit committee are not, and do not represent themselves to be, performing the functions of auditors or accountants.
In this context, the audit committee reviewed and discussed the 2024 audited financial statements with management, including a discussion of the quality and acceptability of our financial reporting, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The audit committee discussed with Grant Thornton, which is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, the matters required to be discussed under Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The audit committee received from Grant Thornton the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Grant Thornton’s communications with the audit committee concerning independence, and discussed with Grant Thornton their independence from us. In addition, the audit committee considered whether Grant Thornton’s provision of non-audit services is compatible with Grant Thornton’s independence.
Based on these reviews and discussions, the audit committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2024 for filing with the SEC.
April 15, 2025	The Audit Committee of the Board of Directors: I. Bobby Majumder (Chairman) Kamal Jafarnia Romano Tio

PROPOSAL 2
APPROVAL OF AMENDED 2022 INCENTIVE PLANS
Proposed Amended 2022 Incentive Plans
We currently have in effect the 2022 Equity Incentive Plan for Individuals (the “2022 Individuals Plan”) and the 2022 Equity Incentive Plan for Entities (the “2022 Entities Plan”). We refer to these plans together as the “2022 Incentive Plans.” We are asking our stockholders to approve the Amended 2022 Equity Incentive Plan for Individuals and the Amended 2022 Equity Incentive Plan for Entities (which we refer to together as the “Amended 2022 Incentive Plans”), which will reflect an aggregate of 4,022,109 shares of our Class A Common Stock authorized for issuance (an aggregate increase of 425,000 shares available for issuance).
The Amended 2022 Incentive Plans were unanimously adopted by our board of directors on April 15, 2025, subject to, and effective upon, approval by our stockholders. Copies of the Amended 2022 Incentive Plans are attached hereto as Appendices A and B. This summary of the provisions of the Amended 2022 Incentive Plans is qualified in its entirety by reference to the full text of each of the Amended 2022 Incentive Plans. To the extent of any conflict between this summary and the Amended 2022 Incentive Plans, the Amended 2022 Incentive Plans will govern. Capitalized terms used but not defined herein will have the meanings ascribed to them in the Amended 2022 Incentive Plans.
Reasons for the Requested Amended 2022 Incentive Plans
The demand and competition for qualified personnel in the real estate investment industry remains high, and without a strong incentive and retention program, it would be extremely difficult to incentivize and retain qualified personnel. We believe the efforts of our executive officers have been vital to our success, and that the ability to grant awards under the Amended 2022 Incentive Plans is necessary to retain our management team and our non-employee directors, and to remain competitive in our industry.
However, as of April 11, 2025, 275,275 shares remain available for issuance under the 2022 Incentive Plans. Without stockholder approval of the Amended 2022 Incentive Plans, there will not be sufficient capacity under the 2022 Incentive Plans to make awards available to our executive officers and our non-employee directors, and we will be forced to either greatly reduce or eliminate long-term equity incentive awards to our executive officers or replace them with cash compensation. If we eliminate long-term awards, it will likely diminish our ability to retain our management team. If we instead pay compensation in cash, the amount of capital available for reinvestment in the Company’s growth will be reduced. We believe that both of these alternatives have the potential to reduce stockholder value.
We are seeking stockholder approval of the Amended 2022 Incentive Plans to increase the aggregate number of shares that may be issued thereunder by 425,000 shares, in order to provide for sufficient shares to cover awards to our executive officers and non-employee directors, as well as key members of the Company’s non-executive management team and other key employees, for approximately three to five additional years.
Background and Purpose of our Equity Incentive Plans
The 2022 Incentive Plans were adopted by our board of directors and approved by our sole initial stockholder effective as of October 6, 2022. Our board of directors considers the 2022 Incentive Plans an integral part of our ability to attract and retain independent directors, executive officers and other key employees, including officers and employees of our Manager and Operating Partnership and their affiliates and other service providers, including our Manager and its affiliates. The 2022 Incentive Plans provide for the grant of options to purchase shares of our common stock, stock awards, stock appreciation rights, performance units, incentive awards and other equity-based awards. Our board of directors believes that the 2022 Incentive Plans have benefited the Company by (i) assisting in recruiting and retaining the services of individuals and other service providers with high ability and initiative, (ii) providing greater incentives for participants who provide valuable services to the Company and its affiliates, and (iii) associating the interests of participants with the Company and its stockholders.
On April 15, 2025, our board of directors adopted the Amended 2022 Incentive Plans The significant changes included in the Amended 2022 Incentive Plans can be summarized as follow:

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The aggregate number of shares of our Class A Common Stock that will be authorized for issuance under the Amended 2022 Incentive Plans is 4,022,109 shares, with (i) 1,625,000 shares available for issuance under the Amended 2022 Incentive Plans, and (ii) 2,397,109 shares subject to awards granted under the Bluerock Residential Growth REIT, Inc. Amended and Restated 2014 Equity Incentive Plan for Individuals and the Bluerock Residential Growth REIT, Inc. Amended and Restated 2014 Equity Incentive Plan for Entities (together, the “Prior Plans”) that may become available for issuance or reissuance, as applicable, under the Amended 2022 Incentive Plans if such awards are forfeited, canceled or otherwise terminated (other than by exercise). Thus, the 4,022,109 total shares that will be authorized for issuance under the Amended 2022 Incentive Plans represents an increase, by 425,000 additional shares, to the current total share authorization under the 2022 Incentive Plans.

The more significant features of the Amended 2022 Incentive Plans are summarized below. The summary of the Amended 2022 Incentive Plans is qualified in its entirety by reference to the plan documents, copies of which are attached as Appendix A and Appendix B to this proxy statement. Copies of the Amended 2022 Incentive Plans also may be accessed from the Securities and Exchange Commission’s Web site at www.sec.gov.
The Board of Directors recommends that you vote “FOR” Proposal 2.
Determination of Shares to be Available for Issuance
Our board of directors believes that the granting of equity awards allows us to align the interests of our executive officers, non-employee directors, employees and other individuals who are selected to receive awards with the interests of our stockholders. The Amended 2022 Incentive Plans are designed to enable us to continue to maintain a compensation program that will attract, motivate and retain officers and other employees who we expect will contribute to our financial success. The board of directors believes that awards granted pursuant to the Amended 2022 Incentive Plans are a vital component of our compensation program and, accordingly, that it is important that an appropriate number of shares of stock be authorized for issuance under the Amended 2022 Incentive Plans. If stockholders do not approve the Amended 2022 Incentive Plans, our future ability to issue equity-based awards will be limited, which we believe will adversely affect our business.
If this Proposal 2 is approved by our stockholders, the aggregate number of shares of our Class A Common Stock that will be authorized for issuance under the Amended 2022 Incentive Plans will be 4,022,109, representing an increase of 425,000 shares over the 3,597,109 shares currently authorized for issuance under the 2022 Incentive Plans. The aggregate number of shares of our Class A Common Stock that will be available for issuance under the Amended 2022 Incentive Plans with respect to awards granted on or after stockholder approval will be equal to 700,275 shares, inclusive of (i) 425,000 new shares, plus (ii) 275,275 shares that remain available for issuance under the 2022 Incentive Plans.
In determining the number of additional shares to reserve for issuance under the Amended 2022 Incentive Plans, the compensation committee and the board of directors considered many factors, including our share availability under the 2022 Incentive Plans. As of April 11, 2025, 275,275 shares remain available for issuance under the 2022 Incentive Plans.
We anticipate that the reservation of 425,000 additional shares for issuance under the Amended 2022 Incentive Plans will provide for adequate shares for approximately three to five additional years, reserving sufficient shares to cover (i) potential payment of time- and performance-vested equity awards to our executive officers, (ii) payment of the equity portion of the annual retainer payable to our independent directors, (iii) potential payment of time-vested equity awards to certain of our non-executive employees, and (iv) the payment in Company equity of such annual bonuses and/or base salaries as the compensation committee may determine to be appropriate to further align the interests of the recipients with those of our stockholders.
In determining that amount, we engaged a compensation consultant, Farient Advisors (“Farient”), to provide an analysis of certain of our equity incentive compensation practices, including the number of shares reserved for issuance under our 2022 Incentive Plans. In connection with this engagement, Farient reviewed the Amended 2022 Incentive Plans relative to potential ISS and institutional investor concerns, and recommended an appropriate size of new share authorization for inclusion in the Amended 2022 Incentive Plans. The compensation committee and the board of directors utilized this information regarding the historical amounts of equity awards that we have granted in the past year and comparable award information from our peers in recommending that stockholders approve the Amended 2022 Incentive Plans. However, this is only an estimate, in the judgment of the compensation committee and the board of directors, based on current circumstances. The total number of shares that may be awarded under the Amended 2022 Incentive Plans in any one year or from year to year may change based on any number of variables, including, without limitation, the value of our Class A Common Stock (as higher stock prices generally require the issuance of fewer shares to produce awards of the same grant date fair value), changes in the compensation practices of our competitors or in the market generally, changes in the number of our employees, changes in the number of our directors and/or executive officers, whether and the extent to which vesting conditions applicable to equity-based awards are satisfied, the need to attract, retain and incentivize key talent, the type of awards we grant, and how we choose to balance total compensation between cash and equity-based awards.
Summary of the Amended 2022 Incentive Plans
The more significant features of the Amended 2022 Incentive Plans are summarized below. The summary of the Amended 2022 Incentive Plans is qualified in its entirety by reference to the plan documents, copies of which are attached as Appendix A and Appendix B to this proxy statement. Copies of the Amended 2022 Incentive Plans also may be accessed from the Securities and Exchange Commission’s Web site at www.sec.gov.
Administration of the Amended 2022 Incentive Plans
The Amended 2022 Incentive Plans will be administered by the compensation committee of our board of directors, except with respect to awards made to directors who are not employees, which will be administered by our board of directors. This summary uses the term “administrator” to refer to the compensation committee or our board of directors, as applicable. The administrator will approve who will receive grants under the Amended 2022 Incentive Plans, determine the type of award that will be granted and will specify the number of shares of our Class A Common Stock subject to each grant; provided, however, that a member of our board who is not also our employee or an employee of the Operating Partnership or an affiliate of the Company may not be granted awards in any calendar year with respect to more than 40,000 shares of Class A Common Stock. Up to five percent (5%) of the aggregate number of shares of our Class A Common Stock authorized for issuance under the Amended 2022 Incentive Plans (or 201,105 shares, based on a total authorization of 4,022,109 shares) may be granted by the administrator without regard to the minimum vesting periods described below. The administrator also may accelerate the vesting or exercisability of any award if the acceleration is effected in connection with the involuntarily termination of the participant’s employment or service (including death or disability).
As of April 11, 2025, 924,725 shares of Class A Common Stock (comprised of 704,651 shares of Class A Common Stock underlying LTIP Unit awards, and 220,074 restricted shares of Class A Common Stock) had been issued under the 2022 Incentive Plans (prior to their further amendment and restatement as the Amended 2022 Incentive Plans as proposed by this Proposal 2). Thus, as of April 11, 2025, 275,275 shares remained available for future issuance under the 2022 Incentive Plans.
Except as otherwise indicated in this proxy statement, awards under the Amended 2022 Incentive Plans will be made at the administrator’s discretion. We are unable to determine who will be selected to receive awards other than those described herein, or the type, size or terms of any such awards that may be granted.
Eligibility
Employees and officers of our Company and our affiliates (including employees of our Operating Partnership and Manager), and members of our board of directors, will be eligible to receive grants under the Amended 2022 Individuals Plan. In addition, individuals who provide significant services to us or an affiliate, including individuals who provide services to us or an affiliate by virtue of employment with, or providing services to, our Operating Partnership or Manager, will be eligible to receive grants under the Amended 2022 Individuals Plan. Currently, the Company has five (5) directors, seven (7) officers and no employees who will be eligible for grants under the Amended 2022 Individuals Plan, and our Operating Partnership and Manager collectively have approximately fifty (50) employees who will be eligible for grants under the Amended 2022 Individuals Plan.
If our stockholders approve the Amended 2022 Incentive Plans pursuant to this Proposal 2, other entities that provide significant services to us or our affiliates that are selected by the administrator may also receive grants under the Amended 2022 Entities Plan.
Share Authorization
Currently, the aggregate number of shares of our Class A Common Stock authorized for issuance under the 2022 Incentive Plans is 3,597,109, with (i) 1,200,000 shares available for issuance under the 2022 Incentive Plans, and (ii) 2,397,109 shares subject to awards granted under the Bluerock Residential Growth REIT, Inc. Amended and Restated 2014 Equity Incentive Plan for Individuals and the Bluerock Residential Growth REIT, Inc. Amended and Restated 2014 Equity Incentive Plan for Entities (together, the “Prior Plans”) that may become available for issuance or reissuance, as applicable, under the 2022 Incentive Plans if such awards are forfeited, canceled or otherwise terminated (other than by exercise).
The aggregate number of shares of our Class A Common Stock that will be authorized for issuance under the Amended 2022 Incentive Plans is 4,022,109 shares, which total includes (i) the 1,200,000 shares previously authorized for issuance under the 2022 Incentive Plans, (ii) 425,000 additional shares authorized for issuance under the Amended 2022 Incentive Plans, and (iii) the 2,397,109 shares subject to awards granted under the Prior Plans. The aggregate number of shares of our Class A Common Stock that will be available for issuance under the Amended 2022 Incentive Plans with respect to awards granted on or after stockholder approval is equal to 700,275 shares, inclusive of (i) 425,000 new shares, plus (ii) 275,275 shares that remain available for issuance under the 2022 Incentive Plans.
The issuance of shares or awards under the Amended 2022 Individuals Plan reduces the number of shares that may be issued under the Amended 2022 Entities Plan, and vice versa.
In connection with stock splits, dividends, recapitalizations and certain other events, our board of directors will make equitable adjustments that it deems appropriate in the aggregate number of shares of our Class A Common Stock that may be issued under the Amended 2022 Incentive Plans, the individual grant limit for nonemployee directors described above, and the terms of outstanding awards.
If any options or stock appreciation rights terminate, expire or are canceled, forfeited, exchanged or surrendered without having been exercised or are paid in cash without delivery of common stock or if any stock awards, performance units or other equity-based awards are forfeited (including any such awards granted under the 2022 Incentive Plans that are forfeited, exchanged, etc. after approval of the Amended 2022 Incentive Plans), the shares of our Class A Common Stock subject to such awards will again be available for purposes of the Amended 2022 Incentive Plans. Shares of our Class A Common Stock, Options, SARs, Stock Awards, Other Equity-Based Awards, Incentive Awards or Performance Units (or portion thereof) tendered or withheld to satisfy the exercise price of an award or for tax withholding are not available for future grants under the Amended 2022 Incentive Plans. If shares of Class A Common Stock are issued upon the exercise of a stock appreciation right, the number of shares available for future awards under the Amended 2022 Incentive Plans shall be reduced by the number of shares for which the stock appreciation right was exercised rather than the number of shares issued to the participant.
Awards Under the Amended 2022 Incentive Plans
Options
The Amended 2022 Individuals Plan authorizes the grant of incentive stock options (under Section 422 of the Code) and both the Amended 2022 Individuals Plan and the Amended 2022 Entities Plan authorize the grant of options that do not qualify as incentive stock options. The exercise price of each option will be determined by the administrator, provided that the price cannot be less than 100% of the fair market value of the shares of our Class A Common Stock on the date on which the option is granted (or 110% of the shares’ fair market value on the grant date in the case of an incentive stock option granted to an individual who is a “ten percent stockholder” under Sections 422 and 424 of the Code). Except for adjustments to equitably reflect stock splits, stock dividends or similar events, the exercise price of an outstanding option may not be reduced and no payment may be made to cancel an “underwater” option without the approval of our stockholders. The exercise price for any option is generally payable (i) in cash, (ii) by certified check, (iii) by the surrender of shares of our Class A Common Stock (or attestation of ownership of shares of our Class A Common Stock) with an aggregate fair market value on the date on which the option is exercised, equal to the exercise price, or (iv) by payment through a broker in accordance with procedures established by the Federal Reserve Board. The term of an option cannot exceed ten years from the date of grant (or five years in the case of an incentive stock option granted to an individual who is a “ten percent stockholder”). The administrator will prescribe when an option will become exercisable, but options generally will not become exercisable before the first anniversary of its grant, except in the event of the death or disability of the holder or a Change in Control of the Company, and further provided that awards for up to five percent (5%) of the aggregate number of shares of Class A Common Stock authorized for issuance under the Amended 2022 Incentive Plans may be granted or awarded without regard to the one-year minimum vesting requirement, in the discretion of the administrator. A participant cannot sell or dispose of more than fifty percent of the shares acquired under an option before the earlier of the first anniversary of the date of the option exercise or the date the participant is no longer employed by or providing services to us, or the Operating Partnership or our Manager. Incentive stock options may only be granted under the Amended 2022 Individuals Plan to our employees and employees of our subsidiaries.
Stock Awards
The Amended 2022 Incentive Plans also provide for the grant of stock awards. A stock award is an award of shares of our Class A Common Stock that are subject to vesting requirements, restrictions on transfer and other restrictions as the administrator determines in its sole discretion on the date of grant, including the attainment of performance objectives. The restriction period generally will be at least one year, except in the event of the death or disability of the holder or a Change in Control of the Company, and further provided that awards for up to five percent (5%) of the aggregate number of shares of Class A Common Stock authorized for issuance under the Amended 2022 Incentive Plans may be granted or awarded without regard to the one-year minimum vesting requirement, in the discretion of the administrator. A participant may not sell or dispose of more than fifty percent of the shares acquired under a stock award before the earlier of the first anniversary of the date the stock award vests or the date the participant is no longer employed by or providing services to us, or the Operating Partnership or our Manager. A participant who receives a stock award will have all of the rights of a stockholder as to those shares, including, without limitation, voting rights and the right to receive distributions; provided that if a stock award does not vest solely on the basis of continued employment or service, dividends will be accumulated and paid only when, and to the extent that, the stock award vests. During the period when stock awards are non-transferable or forfeitable, (i) a participant is prohibited from selling, transferring, pledging, exchanging, hypothecating or otherwise disposing of the participant’s stock award shares, (ii) the Company will retain custody of any certificates and (iii) a participant must deliver a stock power to the Company for each stock award.
Stock Appreciation Rights
The Amended 2022 Incentive Plans authorize the grant of stock appreciation rights. A stock appreciation right provides the participant with the right to receive, upon exercise of the stock appreciation right, a payment in cash, shares of our Class A Common Stock or a combination of the two. The amount that the participant will receive upon exercise of the stock appreciation right generally will equal the excess of the fair market value of the shares of our Class A Common Stock on the date of exercise over the shares’ fair market value on the date of grant. Stock appreciation rights will become exercisable in accordance with terms determined by the administrator but generally will not become exercisable before the first anniversary of the grant, except in the event of the death or disability of the holder or a Change in Control of the Company, and further provided that awards for up to five percent (5%) of the aggregate number of shares of Class A Common Stock authorized for issuance under the Amended 2022 Incentive Plans may be granted or awarded without regard to the one-year minimum vesting requirement, in the discretion of the administrator. A participant cannot sell or dispose of more than fifty percent of the shares acquired under a stock appreciation right before the earlier of the first anniversary of the date the stock appreciation right is exercised or the date the participant is no longer employed by or providing services to us, or the Operating Partnership or our Manager. Stock appreciation rights may be granted in tandem with an option grant or as independent grants. The term of a stock appreciation right cannot exceed ten years from the date of grant or five years in the case of a stock appreciation right granted under the Amended 2022 Individuals Plan in tandem with an incentive stock option awarded to an individual who is a “ten percent stockholder.”
Performance Units
The Amended 2022 Incentive Plans also authorize the grant of performance units. Performance units represent the participant’s right to receive an amount, based on the value of a specified number of shares of our Class A Common Stock, if performance goals or other requirements established by the administrator are met. The administrator will determine the applicable performance period, the performance goals and such other conditions that apply to the performance unit. If the performance goals are met, payment will be made with respect to the performance units. Performance units will become earned or vested in accordance with terms determined by the administrator, but generally will not become earned or vested before the first anniversary of their grant, except in the event of the death or disability of the holder or a Change in Control of the Company, and further provided that awards for up to five percent (5%) of the aggregate number of shares of Class A Common Stock authorized for issuance under the Amended 2022 Incentive Plans may be granted or awarded without regard to the one-year minimum vesting requirement, in the discretion of the administrator. Performance units will be paid in cash, shares of our Class A Common Stock, other equity-based awards (including LTIP Units), other securities or property or a combination thereof. No more than fifty percent of the shares issued in settlement of performance units may be sold or disposed of before the first anniversary of the date that the shares were issued or the date that the participant is no longer employed by or providing services to us, or the Operating Partnership or our Manager.
Incentive Awards
The Amended 2022 Incentive Plans also authorize us to make incentive awards. An incentive award entitles the participant to receive a payment if certain requirements are met. The administrator will establish the requirements that must be met before an incentive award is earned and the requirements may be stated with reference to one or more performance measures or criteria prescribed by the administrator. A performance goal or objective may be expressed on an absolute basis or relative to the performance of one or more similarly situated companies or a published index and may be adjusted for unusual or non-recurring events, changes in applicable tax laws or accounting principles. The period in which the performance will be measured will be at least one year, and the administrator will determine the applicable performance goals and such other conditions that apply to the incentive award. If the performance goals are met, the incentive award will be paid. Incentive awards will become earned or vested in accordance with terms determined by the administrator, but generally will not become earned or vested before the first anniversary of their grant, except in the event of the death or disability of the holder or a Change in Control of the Company, and further provided that awards for up to five percent (5%) of the aggregate number of shares of Class A Common Stock authorized for issuance under the Amended 2022 Incentive Plans may be granted or awarded without regard to the one-year minimum vesting requirement, in the discretion of the administrator. An incentive award that is earned will be settled in a single payment which may be in cash, Class A Common Stock, an other equity-based award (including LTIP Units), or a combination thereof. No more than fifty percent of the shares issued in settlement of an incentive award may be sold or disposed of before the first anniversary of the date that the shares are issued or the date that the participant is no longer employed by or providing services to us, or the Operating Partnership or our Manager.
Other Equity-Based Awards
The administrator may grant other types of stock-based awards as other equity-based awards, including LTIP Units, under the Amended 2022 Incentive Plans. Other equity-based awards are payable in cash, shares of our Class A Common Stock or shares or units of such other equity, or a combination thereof, as determined by the administrator. The terms and conditions of other equity-based awards are determined by the administrator, and will include a requirement that performance objectives or other criteria be satisfied. Other equity-based awards generally will not become earned or vested before the first anniversary of their grant, except in the event of the death or disability of the holder or a Change in Control of the

Company, and further provided that awards for up to five percent (5%) of the aggregate number of shares of Class A Common Stock authorized for issuance under the Amended 2022 Incentive Plans may be granted or awarded without regard to the one-year minimum vesting requirement, in the discretion of the administrator. In addition, a participant may not sell or dispose of more than fifty percent of the shares of Class A Common Stock or other equity interests (including LTIP Units) covered by an other equity-based award before the earlier of the first anniversary of the date that the shares or interests become vested or the date that the participant is no longer employed by or providing services to us, or the Operating Partnership or our Manager.
LTIP Units are a special class of partnership interest in our Operating Partnership. Each LTIP Unit awarded will be deemed equivalent to an award of one share of Class A Common Stock under the Amended 2022 Incentive Plans, reducing their aggregate share authorization for other awards on a one-for-one basis. We will not receive a tax deduction for the value of any LTIP Units granted to participants. The vesting period for any LTIP Units, if any, will be determined at the time of issuance. LTIP Units, whether vested or not, will receive the same per-unit distributions as OP Units, which distributions will generally equal the per share distributions on shares of our Class A Common Stock. This treatment with respect to distributions is similar to the expected treatment of our stock awards, which will generally receive full dividends whether vested or not. Initially, LTIP Units will not have full parity with OP Units with respect to liquidating distributions. Under the terms of the LTIP Units, our Operating Partnership will revalue its assets upon the occurrence of certain specified events, and any increase in the Operating Partnership’s valuation from the time of the last revaluation until such event will be allocated first to the holders of LTIP Units to equalize the capital accounts of such holders with the capital accounts of holders of OP Units. Upon equalization of the capital accounts of the holders of LTIP Units with the other holders of OP Units, the LTIP Units will achieve full parity with OP Units for all purposes, including with respect to liquidating distributions. If such parity is reached, vested LTIP Units may be converted into an equal number of OP Units at any time, and thereafter enjoy all the rights of OP Units, including redemption/exchange rights. However, there are circumstances under which such parity would not be reached. Until and unless such parity is reached, the value that a holder of LTIP Units will realize for a given number of vested LTIP Units will be less than the value of an equal number of shares of our Class A Common Stock.
Dividend Equivalent Rights
The administrator may grant dividend equivalent rights in connection with the grant of performance units, other equity-based awards and incentive awards granted under the Amended 2022 Incentive Plans. Dividend equivalent rights may be paid currently or accrued as contingent cash obligations (in which case they may be deemed to have been reinvested in shares of our Class A Common Stock or otherwise reinvested) except that if the underlying award will not vest solely on account of continued employment or service, any dividend equivalents will be accumulated and paid only when and to the extent that the underlying award vests.
Section 162(m)
Section 162(m) of the Code limits, to $1,000,000, the deduction that a public corporation may claim each year for compensation paid to each of its “covered employees.” Section 162(m) of the Code, as amended by the Tax Cuts and Jobs Act enacted on December 22, 2017 (the “TCJA”), provides that our chief executive officer, chief financial officer and our three other most highly compensated executives are “covered employees.” In addition, an individual who is a “covered employee” in any year after 2016 will remain a “covered employee” under Section 162(m) of the Code in later years, regardless of the individual’s officer status or level of compensation. The TCJA also eliminated the exception that allowed “performance based compensation” to be deductible without regard to the deduction limit.
The Company has determined that the deduction limitation has not limited the deductibility of our executives’ compensation and is not expected to materially affect the Company’s compensation deductions in the foreseeable future. The compensation committee of our board of directors will continue to assess the impact of the changes to Section 162(m) of the Code to determine what adjustments to our executive compensation practices, if any, it considers appropriate. However, in order to maintain flexibility in compensating our executive officers in a manner designed to promote our corporate goals, including retaining and providing incentives thereto, the compensation committee of our board of directors has not adopted a policy that all compensation must be deductible.
Change in Control
A “Change in Control” under the Amended 2022 Incentive Plans occurs if:
•
a person, entity or affiliated group (with certain exceptions) acquires, in a transaction or series of transactions, more than 30% of the total combined voting power of our outstanding securities;

•
there occurs a merger, consolidation, reorganization, or business combination, unless the holders of our voting securities immediately prior to such transaction have more than 50% of the combined voting power of the securities in the successor entity or its parent;

•
we (i) sell or dispose of all or substantially all of our assets or (ii) acquire assets or stock of another entity, unless the holders of our voting securities immediately prior to such transaction have more than 50% of the combined voting power of the securities in the successor entity or its parent; or

•
during any period of twelve consecutive months, individuals who, at the beginning of such period, constitute our board of directors together with any new directors (other than individuals who become directors in connection with certain transactions or election contests) cease for any reason to constitute a majority of our board of directors.

If we experience a Change in Control, the administrator may, at its discretion, provide that outstanding awards that are not exercised prior to the Change in Control will be assumed by the surviving entity, or will be replaced by a comparable substitute award of substantially equal value granted by the surviving entity.
Any time-based awards so assumed or replaced with substitute awards in connection with the Change in Control will vest in accordance with their original terms, except that any such time-based awards or substitute awards granted under the Amended 2022 Individuals Plan automatically become vested in full if  (A) the holder’s employment or service with the Company, the successor entity, or an affiliate thereof is terminated (i) involuntarily without cause or following non-renewal of the holder’s employment agreement or services agreement, (ii) voluntarily by the holder with good reason, or (iii) on account of the holder’s death or disability, and (B) the holder remained in the continuous employ or service of the Company, the successor entity, or the applicable affiliate thereof from the date of such Change in Control until the date of such termination of employment or service.
Any performance-based awards so assumed or replaced with substitute awards in connection with the Change in Control will be of the same type of award as the original performance-based awards, and will have a value, as of the date of such Change in Control, that is substantially equal to the value of the original performance-based awards. In addition, such assumed or substituted performance-based awards will continue to vest in accordance with the terms and conditions of the original performance-based awards being assumed or replaced; provided, that the performance objectives and measures of the original performance-based awards being assumed or replaced shall be adjusted as the administrator determines is equitably required. Notwithstanding the preceding sentence (and solely with respect to assumed or substitute awards for performance-based awards originally granted under the Amended 2022 Individuals Plan), if  (A) the holder’s employment with the Company, the successor entity, or an affiliate thereof is terminated (i) involuntarily without cause, (ii) following non-renewal of the employment agreement, if any, between the holder and the Company, the successor entity or the applicable affiliate thereof  (if the holder has an employment agreement requiring accelerated vesting in such case), (iii) voluntarily by the holder with good reason, or (iv) on account of the holder’s death or disability, and (B) the holder remained in the continuous employ of the Company, the successor entity or the applicable affiliate thereof from the date of such Change in Control until the date of such termination of employment, then the assumed or substituted performance-based awards will automatically become vested with respect to a pro rata number of the shares or other securities subject to such assumed or substituted performance-based awards based on the extent to which the performance or other objectives are achieved as of the date of such termination of employment or service. Any portion of any such performance-based awards that does not become so vested will be forfeited.

On the date of such Change in Control , all outstanding awards under the Amended 2022 Incentive Plans that are not assumed or replaced with substitute awards in connection with the Change in Control will become fully vested, provided that any performance-based awards will vest at the greater of (A) the applicable target level and (B) the level of achievement of the performance objectives for the award as determined by the administrator taking into account performance through the latest date preceding the Change in Control (but not later than the end of the applicable performance period).
The administrator may also provide that any awards (or any portion thereof) that become vested in connection with the Change in Control as set forth above may be cancelled, in the sole discretion of the administrator, in exchange for a payment, in cash or shares of our Class A Common Stock or other securities or consideration received by stockholders in the Change in Control transaction, in an amount substantially equal to (i) the price per share of Class A Common Stock received by stockholders (in the case of vested shares of Class A Common Stock), (ii) the amount by which the price per share of Class A Common Stock received by stockholders exceeds the option price or Initial Value (in the case of options and SARs), and (iii) if applicable, the value of the other securities or property in which a Performance Unit or Other Equity-Based Award is denominated. However, in the case of options and SARs, if the option price or Initial Value exceeds the price per share of Class A Common Stock received by stockholders in the Change in Control transaction, the Option or SAR may be cancelled without any payment to the holder.
The Code has special rules that apply to “parachute payments,” i.e., compensation or benefits the payment of which is contingent upon a Change in Control. If certain individuals receive parachute payments in excess of a safe harbor amount prescribed by the Code, the payor is denied a federal income tax deduction for a portion of the payments and the recipient must pay a 20% excise tax, in addition to income tax, on a portion of the payments.
If we experience a Change in Control, benefits provided under the Amended 2022 Incentive Plans could be treated as parachute payments. In that event, the Amended 2022 Incentive Plans provide that the benefits under the Amended 2022 Incentive Plans, and all other parachute payments provided under other plans and agreements, will be reduced to the safe harbor amount, i.e., the maximum amount that may be paid without excise tax liability or loss of deduction, if the reduction allows the participant to receive greater after-tax benefits. The benefits under the Amended 2022 Incentive Plans and other plans and agreements will not be reduced, however, if the participant will receive greater after-tax benefits (taking into account the 20% excise tax payable by the participant) by receiving the total benefits. The Amended 2022 Incentive Plans also provide that these provisions do not apply to a participant who has an agreement with us providing that the participant cannot receive payments in excess of the safe harbor amount.
Clawback Policy
Any award granted under the Amended 2022 Incentive Plans, and any payment made with respect to any such award, are subject to the condition that we may require such award to be returned, and any payment made with respect to such award to be repaid, if such action is required under the terms of any Company recoupment or “clawback” (forfeiture or repayment) policy as in effect on the date the award was granted or if recoupment is required by any law, rule, requirement or regulation.
Amendment; Termination
Our board of directors may amend or terminate the Amended 2022 Incentive Plans at any time, provided that no amendment may adversely impair the rights of participants under outstanding awards. Our stockholders must approve any amendment if such approval is required under applicable law or stock exchange requirements. Our stockholders also must approve, among other things, any amendment that materially increases the benefits accruing to participants under the Amended 2022 Incentive Plans, materially increases the aggregate number of shares of our common stock that may be issued under the Amended 2022 Incentive Plans (other than on account of stock dividends, stock splits, or other changes in capitalization as described above) or materially modifies the requirements as to eligibility for participation in the Amended 2022 Incentive Plans. For the avoidance of doubt, without the approval of stockholders, our board of directors may not (except on account of stock dividends, stock splits, or other changes in capitalization) (a) reduce the option price per share of an outstanding option or the exercise price of a stock appreciation right, (b) cancel an outstanding option or stock appreciation right when the option price or exercise prices applicable exceeds the fair market value of our common stock or (c) take any other action that may be treated as a repricing of an option or stock appreciation right under the rules and regulations of the principal exchange on which the common stock is listed for trading. Unless terminated sooner by our board of directors or extended with stockholder approval, the Amended 2022 Incentive Plans will terminate on October 6, 2032.
Federal Tax Consequences
Counsel advised us regarding the federal income tax consequences of the Amended 2022 Incentive Plans. No income is recognized by a participant at the time an option or stock appreciation right is granted. If the option is an incentive stock option, no income will be recognized upon the participant’s exercise of the incentive stock option. Income is recognized by a participant when he or she disposes of shares acquired under an incentive stock option. The exercise of a nonqualified stock option or a stock appreciation right generally is a taxable event that requires the participant to recognize, as ordinary income, the difference between the shares’ fair market value and the option price or the amount paid in settlement of the stock appreciation right.
Income is recognized on account of the grant of a stock award or, as applicable, the grant or settlement of another equity-based award (other than LTIP Units) when the shares or other property subject to the award first become transferable or are no longer subject to a substantial risk of forfeiture. At that time, the participant recognizes ordinary income equal to the fair market value of the shares or other property, less any amount paid by the participant for the shares or other property.
A participant should not recognize income on account of the grant or vesting of LTIP Units. The amount received under the LTIP Units will be taxed as ordinary income or capital gain, depending on the character of the income received by the Operating Partnership. Upon a sale or exchange of an LTIP Unit a participant will recognize long-term or short-term capital gain, depending on the period that the participant held the LTIP Units.
No income is recognized upon the grant of performance units or incentive awards. Income will be recognized on the date that payment is made under the performance units or incentive award in an amount equal to the amount paid in settlement of the awards.
The employer (either the Company or its affiliate) generally will be entitled to claim a federal income tax deduction on the account of the exercise of a nonqualified stock option or stock appreciation right, the vesting of a stock award or the vesting or settlement of an other equity-based award and the settlement of performance units and incentive awards. Subject to Section 162(m) of the Code, the amount of the deduction generally is equal to the ordinary income recognized by the participant. The employer will not be entitled to a federal income tax deduction on account of the grant or vesting of LTIP Units, or the grant or exercise of an incentive stock option but may claim a federal income tax deduction on account of certain dispositions of shares acquired under an incentive stock option.
Appraisal Rights
Under Maryland law and our charter, you will not be entitled to rights of appraisal with respect to the approval of the Amended 2022 Incentive Plans. Accordingly, to the extent that you object to the Amended 2022 Incentive Plans, you will not have the right to have a court judicially determine (and you will not receive) the fair value for your shares of Class A Common Stock under the provisions of Maryland law governing appraisal rights.
Vote Required
Under our bylaws, the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present is required to approve the Amended 2022 Incentive Plans pursuant to this Proposal 2.
For purposes of the vote on this Proposal 2, both abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum.
However, under the NYSE American rules, brokers do not have discretion to vote on this Proposal 2 without your instruction. If you do not instruct your broker how to vote on this proposal, your broker will be obligated to deliver a non-vote. Broker non-votes and other shares not voted will not be counted as votes cast, and will therefore have no effect on the result of the vote on this Proposal 2.
In addition, under the NYSE American rules, abstentions will be counted as votes cast, and will therefore have the same effect as votes “against” this Proposal 2.
As such, holders of our Common Stock are urged to vote “FOR” Proposal 2, or to instruct their brokers to do so on their behalf.
Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE AMENDED 2022 INCENTIVE PLANS.

PROPOSAL 3
RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The audit committee of our board of directors has appointed Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. After careful consideration and in recognition of the importance of this matter to our stockholders, the board of directors has determined that it is in the best interests of the Company to seek the ratification by our stockholders of the audit committee’s selection of Grant Thornton as our independent registered public accounting firm. We expect that a representative of Grant Thornton will be present at the Annual Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions. For the Company’s most recently completed fiscal year, the year ended December 31, 2024, Grant Thornton was the independent registered public accounting firm for the Company, and completed the audit of the Company’s combined consolidated financial statements for the year ended December 31, 2024, which were filed with the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.
At the Annual Meeting, you and the other stockholders will vote for, against or abstain from voting to ratify the selection of Grant Thornton as our independent registered public accounting firm for the fiscal year ending December 31, 2025.
The appointed proxies will vote your shares of Common Stock as you instruct, unless you submit your proxy without instructions. This proposal is considered “routine” under NYSE American rules, so brokers may vote in their discretion on behalf of beneficial owners who have not provided voting instructions. Where no such vote is cast, the appointed proxies will vote FOR this proposal.
Vote Required
Under our bylaws, the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present is required to approve Proposal 3. Abstentions will have no effect on the result of the votes on this proposal, but they will count toward the establishment of a quorum.
If this proposal is not approved by our stockholders, the adverse vote will be considered a direction to our audit committee to consider other auditors. However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, the appointment for the fiscal year ending December 31, 2025 will stand, unless our audit committee determines there is a reason for making a change.
Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE SELECTION OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

ADDITIONAL INFORMATION
Delinquent Section 16(a) Reports
Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires our directors and executive officers, and any persons beneficially owning more than 10% of our outstanding shares of Common Stock, to file with the SEC reports with respect to their initial ownership of our Common Stock and reports of changes in their ownership of our Common Stock. As a matter of practice, our administrative staff and outside counsel assists our directors and executive officers in preparing these reports, and typically file those reports on behalf of our directors and executive officers. Based solely on a review of the copies of such forms filed with the SEC during fiscal year 2024 and on written representations from our directors and executive officers, we believe that during fiscal year 2024, except for two Form 4s for R. Ramin Kamfar, all of our directors and executive officers filed the required reports on a timely basis under Section 16(a), and all persons beneficially owning more than 10% of our outstanding shares of Common Stock filed the required reports on a timely basis under Section 16(a).
STOCKHOLDER PROPOSALS FOR 2026 ANNUAL MEETING
If a stockholder wishes to nominate an individual for election to the board of directors or propose other business at the 2026 annual meeting, our bylaws require that the stockholder give advance written notice to our secretary, Jason Emala, at our executive offices no earlier than November 16, 2025 and no later than 5:00 p.m., Eastern Time, on December 16, 2025. However, if we hold our 2026 annual meeting before May 12, 2026, or after July 11, 2026, stockholders must submit proposals no earlier than 150 days prior to the 2026 annual meeting date and no later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the 2026 annual meeting date or the tenth (10th) day after announcement of the 2026 annual meeting date. The mailing address of our executive offices is 919 Third Avenue, 40th Floor, New York, New York 10022.
OTHER MATTERS
As of the date of this proxy statement, we know of no business that will be presented for consideration at the Annual Meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in accordance with the discretion of the proxy holder.
Whether you plan to attend the virtual Annual Meeting or not, we urge you to have your vote recorded. Stockholders can submit their votes by proxy by following the instructions provided on the Notice Regarding the Availability of Proxy Materials or on the proxy card.
The Annual Meeting will be a completely virtual meeting of stockholders and will be conducted exclusively by webcast. To participate in the Annual Meeting, visit www.virtualshareholdermeeting.com/BHM2025 and enter the 12-digit control number included in your Notice Regarding the Availability of Proxy Materials, on the proxy card you received, or in the instructions that accompanied your proxy materials. Online check-in will begin at 10:45 a.m. Eastern Time. Please allow time for online check-in procedures.
YOUR VOTE IS VERY IMPORTANT!   Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

Appendix A
BLUEROCK HOMES TRUST, INC.
AMENDED AND RESTATED EQUITY INCENTIVE PLAN
FOR INDIVIDUALS
Effective           , 2025
ARTICLE I
DEFINITIONS
1.01
Affiliate

“Affiliate” means, with respect to any entity, any other entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, the first entity (including, but not limited to, joint ventures, limited liability companies and partnerships). For this purpose, the term “control” (including the correlative meanings of the terms “controlled by” and “under common control with”) shall mean ownership, directly or indirectly, of 50% or more of the total combined voting power of all classes of voting securities issued by such entity, or the possession, directly or indirectly, of the power to direct the management and policies of such entity, by contract or otherwise.
1.02
Agreement

“Agreement” means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of a Stock Award, an award of Performance Units, an Incentive Award, an Option, SAR or Other Equity-Based Award (including an LTIP Unit) granted to such Participant.
1.03
Board

“Board” means the Board of Directors of the Company.
1.04
Cause

“Cause” shall, with respect to any Participant have the meaning specified in the Agreement. In the absence of any definition in the Agreement, “Cause” shall have the same meaning as set forth in an Individual Agreement. Or, if the Participant and the Company or an Affiliate are not parties to an Individual Agreement that defines the term “Cause,” then “Cause” means the Participant’s conviction of, or plea of guilty or nolo contendre to, a felony (excluding traffic-related felonies), or any financial crime involving the Company (including, but not limited to, fraud, embezzlement or misappropriation of Company assets) provided that the Board determines to terminate the Participant for Cause within sixty days after the Participant’s conviction or plea. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.
1.05
Change in Control

“Change in Control” means and includes each of the following:
(a)   The acquisition, either directly or indirectly, by any individual, entity or group (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act), of more than 30% of either (i) the then outstanding shares of Common Stock, taking into account as outstanding for this purpose such shares of Common Stock issuable upon the exercise of options or warrants, the conversion of convertible shares or debt, and the exercise of any similar right to acquire such Common Stock (but excluding any OP Units) (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change in Control (i) any acquisition by the Company or any of its subsidiaries, (ii) any acquisition by a trustee or other fiduciary holding the Company’s securities under an employee benefit plan sponsored or maintained by the Company or any of its Affiliates, (iii) any acquisition by an underwriter, initial purchaser or placement agent temporarily holding the Company’s securities pursuant to an offering of such securities or (iv) any acquisition by an entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the then Outstanding Company Common Stock.
(b)   Individuals who constitute Incumbent Directors at the beginning of any consecutive twelve month period, together with any new Incumbent Directors who become members of the Board during such twelve month period, cease to be a majority of the Board at the end of such twelve month period.
(c)   The consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), in each case, unless following such Business Combination:
(i)   the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination, beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or the analogous governing body) of the entity resulting from such Business Combination (the “Successor Entity”) (or, if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities to elect a majority of the members of the board of directors (or the analogous governing body) of the Successor Entity (the “Parent Company”));
(ii)   no Person (other than any employee benefit plan sponsored or maintained by the Successor Entity or the Parent Company) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Successor Entity); and
(iii)   at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Successor Entity) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination;
(d)   The direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any Person that is not a subsidiary of the Company.
In addition, if a Change in Control (as defined in clauses (a) through (d) above) constitutes a payment event with respect to any Option, SAR, Stock Award, Performance Unit, Incentive Award or Other Equity-Based Award that provides for the deferral of compensation and is subject to Section 409A of the Code, no payment will be made under that award on account of a Change in Control unless the event described in subsection (a), (b), (c) or (d) above, as applicable, constitutes a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5).
1.06
Code

“Code” means the Internal Revenue Code of 1986, and any amendments thereto.
1.07
Committee

“Committee” means the Compensation Committee of the Board or such other committee of the Board as the Board may from time to time designate. Unless otherwise determined by the Board, the Committee shall consist of two or more members of the Board, at least two of whom are intended to qualify as “non-employee directors” as defined by Rule 16b-3 of the Exchange Act or any successor rule; provided, however, that any action taken by the Committee shall be valid and effective, whether or not the members of the

Committee at the time of such action are later determined not to have satisfied the foregoing requirements or otherwise provided in any charter of the Committee. If there is no Compensation Committee and the Board has not designated any other committee, “Committee” means the Board.
1.08
Common Stock

“Common Stock” means the Class A or Class C common stock of the Company.
1.09
Company

“Company” means Bluerock Homes Trust, Inc., a Maryland corporation.
1.10
Control Change Date

“Control Change Date” means the date on which a Change in Control occurs. If a Change in Control occurs on account of a series of transactions, the “Control Change Date” is the date of the last of such transactions on which the Change in Control occurs.
1.11
Corresponding SAR

“Corresponding SAR” means an SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.
1.12
Dividend Equivalent Right

“Dividend Equivalent Right” means the right, subject to the terms and conditions prescribed by the Committee, of a Participant to receive (or have credited) cash, securities or other property in amounts equivalent to the cash, securities or other property dividends declared on shares of Common Stock with respect to specified Performance Units, an Other Equity-Based Award or Incentive Award of units denominated in shares of Common Stock or other Company securities, as determined by the Committee, in its sole discretion. The Committee shall provide that Dividend Equivalent Rights payable with respect to any such award that does not become nonforfeitable solely on the basis of continued employment or service shall be accumulated and distributed only when, and to the extent that, the underlying award is vested or earned. The Committee may provide that Dividend Equivalent Rights (if any) shall be deemed to have been reinvested in additional shares of Common Stock or otherwise reinvested.
1.13
Effective Date

“Effective Date” means the Effective Date as set forth in Article XVIII.
1.14
Entities Plan

“Entities Plan” means the Bluerock Homes Trust, Inc. Equity Incentive Plan for Entities, effective as of the Effective Date, and as may be amended from time to time.
1.15
Exchange Act

“Exchange Act” means the Securities Exchange Act of 1934, as amended.
1.16
Fair Market Value

“Fair Market Value” means, on any given date, the reported “closing” price of a share of Common Stock on the New York Stock Exchange for such date or, if there is no closing price for a share of Common Stock on the date in question, the closing price for a share of Common Stock on the last preceding date for which a quotation exists. If, on any given date, the Common Stock is not listed for trading on the New York Stock Exchange, then Fair Market Value shall be the “closing” price of a share of Common Stock on such other exchange on which the Common Stock is listed for trading for such date (or, if there is no closing price for a share of Common Stock on the date in question, the closing price for a share of Common Stock on the last preceding date for which such quotation exists) or, if the Common Stock is not listed on any exchange, the amount determined by the Committee using any reasonable method in good faith and in accordance with the regulations under Section 409A of the Code.

1.17
Good Reason

“Good Reason” shall, with respect to any Participant have the meaning specified in the Agreement. In the absence of any definition in the Agreement, “Good Reason” shall have the same meaning as set forth in an Individual Agreement and the Participant’s resignation shall be with Good Reason only if the requirements for such resignation set forth in the Individual Agreement are satisfied. Or, if the Participant and the Company or an Affiliate are not parties to an Individual Agreement that defines the term “Good Reason,” then “Good Reason means (a) the assignment to the Participant of duties or responsibilities that are substantially inconsistent with the Participant’s title at the Company or an Affiliate; (b) a material diminution in the Participant’s title, authority or responsibilities (other than changes in authority or responsibility in connection with the employment of a new executive or the promotion of another executive in either case commensurate with the growth of the Company); (c) a material reduction in the Participant’s annual base salary or annual or long-term incentive opportunities; or (d) a relocation (without the Participant’s written consent) of the Participant’s principal place of employment by more than thirty-five miles. A resignation shall not be with Good Reason pursuant to the preceding sentence unless the Participant gives the Company written notice of the grounds that the Participant contends constitute Good Reason, such notice is given within ninety days after the event, act or omission that the Participant contends constitutes Good Reason and the Company fails to cure such event, act or omission within thirty days after receipt of the Participant’s notice.
1.18
Incentive Award

“Incentive Award” means an award awarded under Article XI which, subject to the terms and conditions prescribed by the Committee, entitles the Participant to receive a payment from the Company or an Affiliate of the Company.
1.19
Incumbent Directors

“Incumbent Directors” means individuals elected to the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) and whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the directors serving on the Board at the time of the election or nomination, as applicable, shall be an Incumbent Director. No individual designated to serve as a director by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 1.05(a) or Section 1.05(c) and no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors shall be an Incumbent Director.
1.20
Individual Agreement

“Individual Agreement” means an employment, severance, change in control or similar agreement between the Participant and the Company or an Affiliate.
1.21
Initial Value

“Initial Value” means, with respect to a Corresponding SAR, the option price per share of the related Option and, with respect to an SAR granted independently of an Option, the price per share of Common Stock as determined by the Committee on the date of grant; provided, however, that the price shall not be less than the Fair Market Value on the date of grant (or 110% of the Fair Market Value on the date of grant in the case of a Corresponding SAR that relates to an incentive stock option granted to a Ten Percent Shareholder). Except as provided in Article XII, without the approval of stockholders (a) the Initial Value of an outstanding SAR may not be reduced (by amendment, cancellation and new grant or otherwise) and (b) no payment shall be made in cancellation of an SAR without the approval of stockholders if, on the date of such amendment, cancellation, new grant or payment the Initial Value exceeds Fair Market Value.
1.22
LTIP Unit

“LTIP Unit” means an “LTIP Unit” as defined in the Operating Partnership’s partnership agreement. An LTIP Unit granted under this Plan represents the right to receive the benefits, payments or other rights in respect of an LTIP Unit set forth in that partnership agreement, subject to the terms and conditions of the applicable Agreement and that partnership agreement.

1.23
Manager

“Manager” means Bluerock Homes Manager, LLC, a Delaware limited liability company.
1.24
Nonemployee Director

“Nonemployee Director” means a member of the Board who is not an employee of the Company, an Affiliate of the Company, or the Operating Partnership.
1.25
Offering

“Offering” means the initial public offering of Common Stock registered under the Securities Act of 1933, as amended.
1.26
OP Units

“OP Units” means units of limited partnership interest of the Operating Partnership.
1.27
Operating Partnership

“Operating Partnership” means Bluerock Residential Holdings, L.P., a Delaware limited partnership and the Company’s operating partnership.
1.28
Option

“Option” means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.
1.29
Other Equity-Based Award

“Other Equity-Based Award” means any award other than an Incentive Award, an Option, an SAR, a Performance Unit award or a Stock Award which, subject to such terms and conditions as may be prescribed by the Committee, entitles a Participant to receive shares of Common Stock or rights or units valued in whole or in part by reference to, or otherwise based on, shares of Common Stock (including securities convertible into Common Stock) or other equity interests, including LTIP Units.
1.30
Participant

“Participant” means an employee or officer of the Company or an Affiliate of the Company, a member of the Board, or an individual who provides services to the Company or an Affiliate of the Company (including an individual who provides services to the Company or an Affiliate of the Company by virtue of employment with, or providing services to, the Operating Partnership, an Affiliate of the Operating Partnership or the Manager), and who satisfies the requirements of Article IV and is selected by the Committee to receive an award of Performance Units or a Stock Award, an Incentive Award, Option, SAR, Other Equity-Based Award or a combination thereof.
1.31
Performance Award

“Performance Award” means an Option, SAR, Stock Award, award of Performance Units, Incentive Award or Other Equity-Based Award (including an LTIP Unit) that is not a Time-Based Award.
1.32
Performance Units

“Performance Units” means an award, in the amount determined by the Committee, stated with reference to a specified or determinable number of shares of Common Stock, that in accordance with the terms of an Agreement entitles the holder to receive a payment for each specified unit equal to the value of an equal number of shares of Common Stock on the date of payment.
1.33
Plan

“Plan” means this Bluerock Homes Trust, Inc. Equity Incentive Plan for Individuals, as set forth herein and as may be further amended from time to time.

1.34
REIT

“REIT” means a real estate investment trust within the meaning of Sections 856 through 860 of the Code.
1.35
SAR

“SAR” means a stock appreciation right that in accordance with the terms of an Agreement entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of the SAR, the excess, if any, of the Fair Market Value at the time of exercise over the Initial Value. References to “SARs” include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.
1.36
Stock Award

“Stock Award” means shares of Common Stock awarded to a Participant under Article VIII.
1.37
Ten Percent Shareholder

“Ten Percent Shareholder” means any individual owning more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of a “parent corporation” or “subsidiary corporation” (as such terms are defined in Section 424 of the Code) of the Company. An individual shall be considered to own any voting shares owned (directly or indirectly) by or for his or her brothers, sisters, spouse, ancestors or lineal descendants and shall be considered to own proportionately any voting shares owned (directly or indirectly) by or for a corporation, partnership, estate or trust of which such individual is a stockholder, partner or beneficiary.
1.38
Time-Based Award

“Time-Based Award” means an Option, SAR, Stock Award, award of Performance Units, Incentive Award or Other Equity-Based Award (including an LTIP Unit) that vests, is earned or becomes exercisable based solely on continued employment or service.
ARTICLE II
PURPOSES
This Plan is intended to assist the Company and its Affiliates in recruiting and retaining employees, trustees and other individuals who provide services to the Company or an Affiliate of the Company with ability and initiative by enabling such persons to participate in the future success of the Company and its Affiliates and to associate their interests with those of the Company and its stockholders. This Plan is intended to permit the grant of both Options qualifying under Section 422 of the Code (“incentive stock options”) and Options not so qualifying, and the grant of SARs, Stock Awards, Performance Units, Incentive Awards and Other Equity-Based Awards in accordance with this Plan and any procedures that may be established by the Committee. No Option that is intended to be an incentive stock option shall be invalid for failure to qualify as an incentive stock option.
ARTICLE III
ADMINISTRATION
This Plan shall be administered by the Committee. The Committee shall have authority to grant SARs, Stock Awards, Performance Units, Incentive Awards, Options and Other Equity-Based Awards upon such terms (not inconsistent with the provisions of this Plan), as the Committee may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan), on the exercisability of all or any part of an Option or SAR or on the transferability or forfeitability of a Stock Award, an award of Performance Units, an Incentive Award or an Other Equity-Based Award. Notwithstanding any such conditions or any provision of the Plan the Committee may, in its discretion, accelerate the time at which any Option or SAR may be exercised, or the time at which a Stock Award or Other Equity-Based Award may become transferable or nonforfeitable or the time at which an Other Equity-Based Award, an Incentive Award or an award of Performance Units may be settled in connection with an involuntary termination of employment or service (including, but not limited to death or disability). Options, SARs, Stock Awards, Performance Units, Incentive Awards and Other Equity-Based Awards (including LTIP Units) for up to five percent of the aggregate number of shares of Common Stock authorized for issuance under the Plan pursuant to Section 5.02 may be granted or awarded by the Committee without regard to the minimum vesting requirements of Sections 6.06, 7.04, 8.02, 9.02, 10.02 and 11.02. In addition, the Committee shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of this Plan (including rules and regulations that require or allow Participants to defer the payment of benefits under this Plan); and to make all other determinations necessary or advisable for the administration of this Plan.
The Committee’s determinations under this Plan (including without limitation, determinations of the individuals to receive awards under this Plan, the form, amount and timing of such awards, the terms and provisions of such awards and the Agreements) need not be uniform and may be made by the Committee selectively among individuals who receive, or are eligible to receive, awards under this Plan, whether or not such persons are similarly situated. The express grant in this Plan of any specific power to the Committee with respect to the administration or interpretation of this Plan shall not be construed as limiting any power or authority of the Committee with respect to the administration or interpretation of this Plan. Any decision made, or action taken, by the Committee in connection with the administration of this Plan shall be final and conclusive. The members of the Committee shall not be liable for any act done in good faith with respect to this Plan or any Agreement, Option, SAR, Incentive Award, Stock Award, Other Equity-Based Award or award of Performance Units. All expenses of administering this Plan shall be borne by the Company.
ARTICLE IV
ELIGIBILITY
Any employee of the Company or an Affiliate of the Company (including a trade or business that becomes an Affiliate of the Company after the adoption of this Plan) and any member of the Board is eligible to participate in this Plan. In addition, any other individual who provides services to the Company or an Affiliate of the Company (including an individual who provides services to the Company or an Affiliate of the Company by virtue of employment with, or providing services to, the Operating Partnership, an Affiliate of the Operating Partnership or the Manager) is eligible to participate in this Plan if the Committee, in its sole reasonable discretion, determines that the participation of such individual is in the best interest of the Company.
ARTICLE V
COMMON SHARES SUBJECT TO PLAN
5.01
Common Shares Issued

Upon the award of Common Stock pursuant to a Stock Award, an Other Equity-Based Award or in settlement of an Incentive Award or an award of Performance Units, the Company may deliver (and shall deliver if required under an Agreement) to the Participant shares of Common Stock from its authorized but unissued Common Shares. Upon the exercise of any Option or SAR, the Company may deliver, to the Participant (or the Participant’s broker if the Participant so directs), shares of Common Stock from its authorized but unissued Common Shares.
5.02
Aggregate and Grant Limits

(a)   The maximum aggregate number of shares of Common Stock that may be issued under this Plan (pursuant to Options, SARs, Stock Awards or Other Equity-Based Awards and the settlement of Incentive Awards and Performance Units granted on or after the Effective Date) together with the number of shares of Common Stock issued under the Entities Plan (pursuant to Options, SARs, Stock Awards or Other Equity-Based Awards and the settlement of Incentive Awards and Performance Units granted under the Entities Plan on or after the Effective Date) is equal to 1,625,000 shares, plus a number of shares of Common Stock equal to the number of LTIP Units granted under the Bluerock Residential Growth REIT, Inc. Amended and Restated 2014 Equity Incentive Plan for Individuals and the Bluerock Residential Growth REIT, Inc. Amended and Restated 2014 Equity Incentive Plan for Entities that are outstanding as of the Effective Date. Other Equity-Based Awards that are LTIP Units shall reduce the maximum aggregate number of Common

Shares that may be issued under this Plan and the Entities Plan on a one-for-one basis, i.e., the grant of each LTIP Unit shall be treated as an award of a share of applicable Common Stock.
(b)   The maximum number of shares of Common Stock that may be issued under this Plan and the Entities Plan in accordance with Section 5.02(a) shall be subject to adjustment as provided in Article XII.
(c)   The maximum number of shares of Common Stock that may be issued upon the exercise of Options that are incentive stock options or Corresponding SARs that are related to incentive stock options shall be determined in accordance with Sections 5.02(a) and 5.02(b).
(d)   A Nonemployee Director may not be granted Options, SARs, Stock Awards, Performance Units, Other Equity-Based Awards or Incentive Awards in any calendar year with respect to more than 40,000 shares of Common Stock.
5.03
Reallocation of Shares

If, on or after the Effective Date, any award or grant under this Plan or the Entities Plan (including LTIP Units and awards or grants made before the Effective Date) expires, is forfeited or is terminated without having been exercised or is paid in cash without a requirement for the delivery of Common Stock, then any shares of Common Stock covered by such lapsed, cancelled, expired, unexercised or cash-settled portion of such award or grant and any forfeited, lapsed, cancelled or expired LTIP Units shall be available for the grant of other Options, SARs, Stock Awards, Other Equity-Based Awards and settlement of Incentive Awards and Performance Units under this Plan or the Entities Plan. Any shares of Common Stock tendered or withheld on or after the Effective Date to satisfy the grant or exercise price or tax withholding obligation pursuant to any award under this Plan or the Entities Plan shall not be available for future grants or awards. In addition, any Options, SARs, Stock Awards, Other Equity-Based Awards, Incentive Awards or Performance Units (or portion thereof) withheld on or after the Effective Date to satisfy the tax withholding obligation pursuant to any award under this Plan or the Entities Plan shall not be available for future grants or awards. If shares of Common Stock are issued in settlement of an SAR granted under this Plan or the Entities Plan, the number of shares of Common Stock available under this Plan and the Entities Plan shall be reduced by the number of shares of Common Stock for which the SAR was exercised rather than the number of shares of Common Stock issued in settlement of the SAR. To the extent permitted by applicable law or the rules of any exchange on which the Common Stock is listed for trading, shares of Common Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Affiliate of the Company shall not reduce the number of shares of Common Stock available for issuance under this Plan and the Entities Plan.
ARTICLE VI
OPTIONS
6.01
Award

In accordance with the provisions of Articles III and IV, the Committee will designate each individual to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such awards and the terms and conditions of such awards.
6.02
Option Price

The price per share of Common Stock purchased on the exercise of an Option shall be determined by the Committee on the date of grant, but shall not be less than the Fair Market Value on the date the Option is granted. Notwithstanding the preceding sentence, the price per share of Common Stock purchased on the exercise of any Option that is an incentive stock option granted to an individual who is a Ten Percent Shareholder on the date such option is granted, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date the Option is granted. Except as provided in Article XII, without the approval of stockholders (a) the price per share of Common Stock of an outstanding Option may not be reduced (by amendment, cancellation and new grant or otherwise) and (b) no payment shall be made in cancellation of an Option if on the date of such amendment, cancellation, replacement grant or payment the Option Price exceeds Fair Market Value.

6.03
Maximum Option Period

The maximum period in which an Option may be exercised shall be determined by the Committee on the date of grant except that no Option shall be exercisable after the expiration of ten years from the date such Option was granted. In the case of an incentive stock option granted to a Participant who is a Ten Percent Shareholder on the date of grant, such Option shall not be exercisable after the expiration of five years from the date of grant. The terms of any Option may provide that it is exercisable for a period less than such maximum period.
6.04
Transferability

An Option granted under this Plan may be transferred only in accordance with this Section 6.04. An Option granted under this Plan may be transferred by will or the laws of descent and distribution. To the extent permitted by the Agreement relating to an Option, an Option that is not an incentive stock option may be transferred by a Participant during the Participant’s lifetime but only to a member of the Participant’s immediate family (child, stepchild, grandchild, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law) or one or more trusts, partnerships or other entities in which such persons have more than 50% of the beneficial interests. The holder of an Option transferred pursuant to this Section 6.04 shall be bound by the same terms and conditions that governed the Option during the period it was held by the Participant. If an Option is transferred (by the Participant or the Participant’s transferee), such Option and any Corresponding SAR must be transferred to the same person or persons or entity or entities.
6.05
Employee Status

Incentive stock options may only be granted to employees of the Company or its “parent” and “subsidiaries” (as such terms are defined in Section 424 of the Code). For purposes of determining the applicability of Section 422 of the Code (relating to incentive stock options), or in the event that the terms of any Option provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or continued service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.
6.06
Exercise

Subject to the provisions of this Plan and the applicable Agreement, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine; provided, however, that (subject to the provisions of Article III) no Option may become exercisable before the first anniversary of its grant or the date of the Participant’s death or disability or as provided in Section 15.01 or Section 15.02. In addition, incentive stock options (granted under this Plan and all plans of the Company and its “parents” and “subsidiaries” (as such terms are defined in Section 424 of the Code)) may not be first exercisable in a calendar year for Common Shares having a Fair Market Value (determined as of the date an Option is granted) exceeding $100,000. An Option granted under this Plan may be exercised with respect to any number of whole shares of Common Stock less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares of Common Stock subject to the Option. The exercise of an Option shall result in the termination of any Corresponding SAR to the extent of the number of shares of Common Stock with respect to which the Option is exercised.
6.07
Payment

Subject to rules established by the Committee and unless otherwise provided in an Agreement, payment of all or part of the Option price may be made in cash, certified check, by tendering shares of Common Stock, by attestation of ownership of shares of Common Stock, by a broker-assisted cashless exercise or in such other form or manner acceptable to the Committee. If shares of Common Stock are used to pay all or part of the Option price, the sum of the cash and cash equivalent and the Fair Market Value (determined on the date of exercise) of the Common Stock so surrendered or other consideration paid must not be less than the Option price of the shares for which the Option is being exercised.

6.08
Stockholder Rights

No Participant shall have any rights as a stockholder with respect to shares of Common Stock subject to an Option until the date of exercise of such Option.
6.09
Disposition of Shares

A Participant may not sell or dispose of more than fifty percent of the shares of Common Stock acquired pursuant to the portion of an Option before the earlier of (i) the first anniversary of the exercise of the such portion of the Option or (ii) the date the Participant is no longer employed by or providing services to the Company, an Affiliate of the Company, or the Operating Partnership. A Participant shall notify the Company of any sale or other disposition of shares of Common Stock acquired pursuant to an Option that was an incentive stock option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the Common Stock to the Participant. Such notice shall be in writing and directed to the Secretary of the Company.
ARTICLE VII
SARS
7.01
Award

In accordance with the provisions of Articles III and IV, the Committee will designate each individual to whom SARs are to be granted and will specify the number of shares of Common Stock covered by such awards and the terms and conditions of such awards. No Participant may be granted Corresponding SARs (under this Plan and all plans of the Company and its “parents” and “subsidiaries” (as such terms are defined in Section 424 of the Code)) that are related to incentive stock options which are first exercisable in any calendar year for shares of Common Stock having an aggregate Fair Market Value (determined as of the date the related Option is granted) that exceeds $100,000.
7.02
Maximum SAR Period

The term of each SAR shall be determined by the Committee on the date of grant, except that no SAR shall have a term of more than ten years from the date of grant. In the case of a Corresponding SAR that is related to an incentive stock option granted to a Participant who is a Ten Percent Shareholder on the date of grant, such Corresponding SAR shall not be exercisable after the expiration of five years from the date of grant. The terms of any SAR may provide that it has a term that is less than such maximum period.
7.03
Transferability

An SAR granted under this Plan may be transferred only in accordance with this Section 7.03. An SAR granted under this Plan may be transferred by will or the laws of descent and distribution. To the extent permitted by the Agreement relating to an SAR, an SAR that is not related to an incentive stock option may be transferred by a Participant during the Participant’s lifetime but only to a member of the Participant’s immediate family (child, stepchild, grandchild, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law) or one or more trusts, partnerships or other entities in which such persons have more than 50% of the beneficial interests. The holder of an SAR transferred pursuant to this Section 7.03 shall be bound by the same terms and conditions that governed the SAR during the period it was held by the Participant. If a Corresponding SAR is transferred (by the Participant or the Participant’s transferee), such Corresponding SAR and the related Option must be transferred to the same person or persons or entity or entities.
7.04
Exercise

Subject to the provisions of this Plan and the applicable Agreement, an SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine; provided, however, that (subject to the provisions of Article III) no SAR may become exercisable before the first anniversary of its grant or the date of the Participant’s death or disability or as provided in Section 15.01 or Section 15.02. In addition, a Corresponding SAR that is related to an incentive stock option may be exercised only to the extent that the related Option is exercisable and only when the Fair Market Value exceeds the option price of the related Option. An SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the SAR could be exercised. A partial exercise of an SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares of Common Stock subject to the SAR. The exercise of a Corresponding SAR shall result in the termination of the related Option to the extent of the number of shares of Common Stock with respect to which the SAR is exercised.
7.05
Employee Status

If the terms of any SAR provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or continued service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.
7.06
Settlement

At the Committee’s discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, shares of Common Stock, or a combination of cash and Common Stock. No fractional share of Common Stock will be deliverable upon the exercise of an SAR but a cash payment will be made in lieu thereof.
7.07
Stockholder Rights

No Participant shall, as a result of receiving an SAR, have any rights as a stockholder of the Company or any Affiliate of the Company until the date that the SAR is exercised and then only to the extent that the SAR is settled by the issuance of Common Stock.
7.08
Disposition of Shares

A Participant may not sell or dispose of more than fifty percent of the shares of Common Stock acquired pursuant to the portion of an SAR before the earlier of (i) the first anniversary of the exercise of such portion of the SAR or (ii) the date the Participant is no longer employed by or providing services to the Company, an Affiliate of the Company, or the Operating Partnership.
ARTICLE VIII
STOCK AWARDS
8.01
Award

In accordance with the provisions of Articles III and IV, the Committee will designate each individual to whom a Stock Award is to be made and will specify the number of shares of Common Stock covered by such awards and the terms and conditions of such awards.
8.02
Vesting

The Committee, on the date of the award, shall prescribe that a Participant’s rights in a Stock Award shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the Agreement. Subject to the provisions of Article III, the period in which the shares of Common Stock covered by a Stock Award are forfeitable or otherwise restricted shall not end before the first anniversary of the grant of the Stock Award, the date of the Participant’s death or disability or as provided in Section 15.01 or Section 15.02. By way of example and not of limitation, the Committee may prescribe that a Participant’s rights in a Stock Award shall be forfeitable or otherwise restricted subject to the attainment of objectives stated with reference to the business of the Company or an Affiliate of the Company or a business unit’s attainment of objectives stated with respect to performance criteria established by the Committee.
8.03
Employee Status

In the event that the terms of any Stock Award provide that shares may become transferable and nonforfeitable thereunder only after completion of a specified period of employment or continuous service,

the Committee may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.
8.04
Stockholder Rights

Unless otherwise specified in accordance with the applicable Agreement, while the shares of Common Stock granted pursuant to the Stock Award may be forfeited or are nontransferable, a Participant will have all rights of a stockholder with respect to a Stock Award, including the right to receive dividends and vote the shares of Common Stock; provided, however, that (i) dividends payable on shares of Common Stock subject to a Stock Award that does not become nonforfeitable solely on the basis of continued employment or service shall be accumulated and paid, without interest, when and to the extent that the underlying Stock Award becomes nonforfeitable; (ii) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of shares of Common Stock granted pursuant to a Stock Award, and (iii) shares of Common Stock granted pursuant to a Stock Award shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates and if any certificate is issued in respect of shares of Common Stock granted pursuant to a Stock Award, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Stock Award, substantially in the following form:
The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Bluerock Homes Trust, Inc. Equity Incentive Plan for Individuals and an award agreement. Copies of such plan and award agreement are on file at the offices of Bluerock Homes Trust, Inc.
The limitations set forth in the preceding sentence shall not apply after the shares of Common Stock granted under the Stock Award are transferable and are no longer forfeitable.
8.05
Disposition of Shares

A Participant may not sell or dispose of more than fifty percent of the shares of Common Stock acquired under the portion of a Stock Award before the earlier of (i) the first anniversary of the date that such portion became nonforfeitable and (ii) the date the Participant is no longer employed by or providing services to the Company, an Affiliate of the Company, or the Operating Partnership.
ARTICLE IX
PERFORMANCE UNIT AWARDS
9.01
Award

In accordance with the provisions of Articles III and IV, the Committee will designate each individual to whom an award of Performance Units is to be made and will specify the number of shares of Common Stock covered by such awards and the terms and conditions of such awards. The Committee also will specify whether Dividend Equivalent Rights are granted in conjunction with the Performance Units.
9.02
Earning the Award

The Committee, on the date of the grant of an award, shall prescribe that the Performance Units will be earned, and the Participant will be entitled to receive payment pursuant to the award of Performance Units, only upon the satisfaction of performance objectives or such other criteria as may be prescribed by the Committee. Subject to the provisions of Article III, the period in which Performance Units will be earned shall not end before the first anniversary of the grant of the Performance Units, the date of the Participant’s death or disability or as provided in Section 15.01 or Section 15.02.
9.03
Payment

In the discretion of the Committee, the amount payable when an award of Performance Units is earned may be settled in cash, by the issuance of shares of Common Stock, by the grant of an Other Equity-Based Award (including LTIP Units), by the delivery of other securities or property or a combination thereof. A fractional share of Common Stock shall not be deliverable when an award of Performance Units is earned, but a cash payment will be made in lieu thereof. The amount payable when an award of Performance Units is earned shall be paid in a lump sum.
9.04
Stockholder Rights

A Participant, as a result of receiving an award of Performance Units, shall not have any rights as a stockholder until, and then only to the extent that, the award of Performance Units is earned and settled in shares of Common Stock. After an award of Performance Units is earned and settled in Common Stock, a Participant will have all the rights of a stockholder of the Company.
9.05
Transferability

Any rights or restrictions with respect to the ability of the holder of any Performance Unit granted under this Plan to transfer such Performance Unit shall be set forth in the Agreement relating to such grant; provided, however, that Performance Units may be transferred by will or the laws of descent and distribution.
9.06
Employee Status

In the event that the terms of any Performance Unit award provide that no payment will be made unless the Participant completes a stated period of employment or continued service, the Committee may decide to what extent leaves of absence for government or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.
9.07
Disposition of Shares

A Participant may not sell or dispose of more than fifty percent of the shares of Common Stock issued in settlement of Performance Units before the earlier of (i) the first anniversary of the date the shares were issued to the Participant or (ii) the date the Participant is no longer employed by or providing services to the Company, an Affiliate of the Company, or the Operating Partnership.
ARTICLE X
OTHER EQUITY-BASED AWARDS
10.01
Award

In accordance with the provisions of Articles III and IV, the Committee will designate each individual to whom an Other Equity-Based Award is to be made and will specify the number of shares of Common Stock or other equity interests (including LTIP Units) covered by such awards and the terms and conditions of such awards; provided, however, that the grant of LTIP Units must satisfy the requirements of the partnership agreement of the Operating Partnership as in effect on the date of grant. The Committee also will specify whether Dividend Equivalent Rights are granted in conjunction with the Other Equity-Based Award.
10.02
Terms and Conditions

The Committee, at the time an Other Equity-Based Award is made, shall specify the terms and conditions which govern the award. The terms and conditions of an Other Equity-Based Award may prescribe that a Participant’s rights in the Other Equity-Based Award shall be forfeitable, nontransferable or otherwise restricted for a period of time or subject to such other conditions as may be determined by the Committee, in its discretion and set forth in the Agreement. Subject to the provisions of Article III, the period in which such award shall be forfeitable, nontransferable or otherwise restricted shall not end before the first anniversary of the grant of the Other Equity-Based Award, the date of the Participant’s death or disability or as provided in Section 15.01 or Section 15.02. Other Equity-Based Awards may be granted to Participants, either alone or in addition to other awards granted under this Plan, and Other Equity-Based Awards may be granted in the settlement of other Awards granted under this Plan.
10.03
Payment or Settlement

Other Equity-Based Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, shall be payable or settled in shares of Common Stock, cash or a combination of Common Stock and cash, as determined by the Committee in its discretion; provided, however, that any shares of Common Stock that are issued on account of the conversion of LTIP Units into shares of Common Stock shall not reduce the number of shares of Common Stock available for issuance under the Plan or the Entities Plan. Other Equity-Based Awards denominated as equity interests other than shares of Common Stock may be paid or settled in shares or units of such equity interests or cash or a combination of both as determined by the Committee in its discretion.
10.04
Employee Status

If the terms of any Other Equity-Based Award provides that it may be earned or exercised only during employment or continued service or within a specified period of time after termination of employment or continued service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.
10.05
Transferability

Any rights or restrictions with respect to the ability of the holder of an Other Equity-Based Award (including LTIP Units) granted under this Plan to transfer such Other Equity-Based Award (including LTIP Units) shall be set forth in the Agreement relating to such grant; provided, however, that an Other Equity-Based Award (including LTIP Units) may be transferred by will or the laws of descent and distribution.
10.06
Stockholder Rights

A Participant, as a result of receiving an Other Equity-Based Award, shall not have any rights as a stockholder until, and then only to the extent that, the Other Equity-Based Award is earned and settled in shares of Common Stock.
10.07
Disposition of Shares

A Participant may not sell or dispose of more than fifty percent of the shares of Common Stock or other equity interests (including LTIP Units) covered by an Other Equity-Based Award before the earlier of (i) the first anniversary of the date that such shares or interests become nonforfeitable and (ii) the date the Participant is no longer employed or providing services to the Company, an Affiliate of the Company, or the Operating Partnership.
ARTICLE XI
INCENTIVE AWARDS
11.01
Award

In accordance with the provisions of Articles III and IV, the Committee will designate each individual to whom an Incentive Award is to be made and will specify the terms and conditions of such award. The Committee also will specify whether Dividend Equivalent Rights are granted in conjunction with the Incentive Award.
11.02
Terms and Conditions

The Committee, at the time an Incentive Award is made, shall specify the terms and conditions that govern the award. Such terms and conditions may prescribe that the Incentive Award shall be earned only to the extent that the Participant, the Company or an Affiliate of the Company, during a performance period of at least one year, achieves objectives stated with reference to one or more performance measures or criteria prescribed by the Committee. Subject to the provisions of Article III, the period over which the Incentive Award is earned shall not end before the first anniversary of the grant of the Incentive Award, the date of the Participant’s death or disability or as provided in Section 15.01 or Section 15.02. A goal or objective may be expressed on an absolute basis or relative to the performance of one or more similarly situated companies or a published index. When establishing goals and objectives, the Committee may exclude any or all special, unusual, and/or extraordinary items as determined under U.S. generally accepted accounting principles including, without limitation, the charges or costs associated with restructurings of the Company, discontinued operations, other unusual or non-recurring items, and the cumulative effects of accounting changes. The Committee may also adjust the performance goals for any Incentive Award as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine. Such terms and conditions also may include other limitations on the payment of Incentive Awards including, by way of example and not of limitation, requirements that the Participant complete a specified period of employment or service with the Company or an Affiliate of the Company or that the Company, an Affiliate of the Company, or the Participant attain stated objectives or goals (in addition to those prescribed in accordance with the preceding sentence) as a prerequisite to payment under an Incentive Award.
11.03
Transferability

Any rights or restrictions with respect to the ability of the holder of an Incentive Award granted under this Plan to transfer such Incentive Award shall be set forth in the Agreement relating to such grant; provided, however, that an Incentive Award may be transferred by will or the laws of descent and distribution.
11.04
Employee Status

If the terms of an Incentive Award provide that a payment will be made thereunder only if the Participant completes a stated period of employment or continued service the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.
11.05
Settlement

An Incentive Award that is earned shall be settled with a single lump sum payment which may be in cash, shares of Common Stock, an Other Equity-Based Award (including LTIP Units) or a combination thereof, as determined by the Committee.
11.06
Stockholder Rights

No Participant shall, as a result of receiving an Incentive Award, have any rights as a stockholder of the Company or an Affiliate of the Company until the date that the Incentive Award is settled and then only to the extent that the Incentive Award is settled by the issuance of shares of Common Stock.
11.07
Disposition of Shares

A Participant may not sell or dispose of more than fifty percent of the shares of Common Stock issued in settlement of an Incentive Award until the earlier of (i) the first anniversary of the date the shares were issued to the Participant or (ii) the date the Participant is no longer employed by or providing services to the Company, an Affiliate of the Company, or the Operating Partnership.
ARTICLE XII
ADJUSTMENT UPON CHANGE IN COMMON SHARES
The maximum number of shares of Common Stock as to which Options, SARs, Performance Units, Incentive Awards, Stock Awards and Other Equity-Based Awards may be granted under this Plan and the Entities Plan, the grant limitation applicable to Nonemployee Directors and the terms of outstanding Stock Awards, Options, SARs, Incentive Awards, Performance Units and Other Equity-Based Awards granted under this Plan and the Entities Plan, shall be adjusted as the Board determines is equitably required in the event that (i) the Company (a) effects one or more nonreciprocal transactions between the Company and its shareholders such as a share dividend, extra-ordinary cash dividend, share split-up, subdivision or consolidation of Common Stock that affects the number or kind of shares of Common Stock (or other securities of the Company) or the Fair Market Value (or the value of other Company securities) and causes a change in the Fair Market Value of the shares of Common Stock subject to outstanding awards or (b) engages in a transaction to which Section 424 of the Code applies or (ii) there occurs any other event which, in the judgment of the Board necessitates such action. Any determination made under this Article XII by the Board shall be nondiscretionary, final and conclusive.
The issuance by the Company of any class of Common Stock, or securities convertible into any class of Common Stock, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of Common Stock or obligations of the Company convertible into such Common Stock or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares of Common Stock as to which Options, SARs, Performance Units, Incentive Awards, Stock Awards and Other Equity-Based Awards may be granted under this Plan and the Entities Plan, the grant limitation applicable to Nonemployee Directors or the terms of outstanding Stock Awards, Incentive Awards, Options, SARs, Performance Units or Other Equity-Based Awards under this Plan and the Entities Plan.
The Committee may make Stock Awards and may grant Options, SARs, Performance Units, Incentive Awards or Other Equity-Based Awards under this Plan and under the Entities Plan in substitution for performance shares, phantom shares, share awards, stock options, share appreciation rights, or similar awards held by an individual who becomes an employee of the Company or an Affiliate of the Company in connection with a transaction described in the first paragraph of this Article XII. Notwithstanding any provision of this Plan and the Entities Plan, the terms of such substituted Stock Awards, SARs, Other Equity-Based Awards, Options or Performance Units granted under this Plan or the Entities Plan shall be as the Committee, in its discretion, determines is appropriate.
ARTICLE XIII
COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES
No Option or SAR shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal, state and foreign laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all stock exchanges on which the Common Stock may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any certificate issued to represent Common Stock when a Stock Award is granted, a Performance Unit, Incentive Award or Other Equity-Based Award is settled or for which an Option or SAR is exercised may bear such legends and statements as the Committee may deem advisable to assure compliance with federal, state and foreign laws and regulations. No Option or SAR shall be exercisable, no Stock Award or Performance Unit shall be granted, no Common Stock shall be issued, no certificate for Common Stock shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.
ARTICLE XIV
GENERAL PROVISIONS
14.01
Effect on Employment and Service

Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof), shall confer upon any individual or entity any right to continue in the employ or service of the Company or an Affiliate of the Company or in any way affect any right and power of the Company or an Affiliate of the Company to terminate the employment or service of any individual or entity at any time with or without assigning a reason therefor.
14.02
Unfunded Plan

This Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.
14.03
Rules of Construction

Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

All awards made under this Plan are intended to comply with, or otherwise be exempt from, Section 409A of the Code (“Section 409A”), after giving effect to the exemptions in Treasury Regulation sections 1.409A-1(b)(3) through (b)(12). This Plan and all Agreements shall be administered, interpreted and construed in a manner consistent with Section 409A. Nevertheless, the tax treatment of the benefits provided under this Plan or any Agreement is not warranted or guaranteed. Neither the Company, its Affiliates nor their respective directors or trustees, officers, employees or advisors (other than in his or her individual capacity as a Participant with respect to his or her individual liability for taxes, interest, penalties or other monetary amounts) shall be held liable for any taxes, interest, penalties or other monetary amounts owed by any Participant or any other taxpayer as a result of the Plan or any Agreement. If any provision of this Plan or any Agreement is found not to comply with, or otherwise not be exempt from, the provisions of Section 409A, it shall be modified and given effect, in the sole discretion of the Committee and without requiring the Participant’s consent, in such manner as the Committee determines to be necessary or appropriate to comply with, or effectuate an exemption from, Section 409A. Each payment under an award granted under this Plan shall be treated as a separate identified payment for purposes of Section 409A.
If a payment obligation under an award or an Agreement arises on account of the Participant’s termination of employment and such payment obligation constitutes “deferred compensation” (as defined under Treasury Regulation section 1.409A-1(b)(1), after giving effect to the exemptions in Treasury Regulation sections 1.409A-1(b)(3) through (b))12)), it shall be payable only after the Participant’s “separation from service” (as defined under Treasury Regulation section 1.409A-1(h)); provided, however, that if the Participant is a “specified employee” (as defined under Treasury Regulation section 1.409A-1(i)) then, subject to any permissible acceleration of payment by the Committee under Treasury Regulation Section 1.409A-3(j)(4)(ii) (domestic relations orders), Treasury Regulation Section 1.409A-3(j)(4)(iii) (conflicts of interest) or Treasury Regulation Section 1.409A-3(j)(4)(iv) (payment of employment taxes) any such payment that is scheduled to be paid within six months after such separation from service shall accrue without interest and shall be paid on the first day of the seventh month beginning after the date of the Participant’s separation from service or, if earlier, within fifteen days after the appointment of the personal representative or executor of the Participant’s estate following the Participant’s death.
14.04
Withholding Taxes

Each Participant shall be responsible for satisfying any income, employment and other tax withholding obligations attributable to participation in this Plan. Unless otherwise provided by the Agreement, any such withholding tax obligations may be satisfied in cash (including from any cash payable in settlement of an award of Performance Units, SARs or Other Equity-Based Award) or a cash equivalent acceptable to the Committee. Except to the extent prohibited by Treasury Regulation Section 1.409A-3(j), any minimum statutory federal, state, district, city or foreign withholding tax obligations also may be satisfied (a) by surrendering to the Company shares of Common Stock previously acquired by the Participant; (b) by authorizing the Company to withhold or reduce the number of shares of Common Stock otherwise issuable to the Participant upon the exercise of an Option or SAR, the settlement of a Performance Unit award, Incentive Award or an Other Equity-Based Award (if applicable) or the grant or vesting of a Stock Award; or (c) by any other method as may be approved by the Committee. If shares of Common Stock are used to pay all or part of such withholding tax obligation, the Fair Market Value of the Common Stock surrendered, withheld or reduced shall be determined as of the date of surrender, withholding or reduction and the number of shares of Common Stock which may be withheld, surrendered or reduced shall be limited to the number of shares of Common Stock which have a Fair Market Value on the date of withholding, surrender or reduction equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for tax purposes that are applicable to such supplemental taxable income.
14.05
REIT Status

This Plan shall be interpreted and construed in a manner consistent with the Company’s status as a REIT. No award shall be granted or awarded, and with respect to any award granted under this Plan, such award shall not vest, be exercisable or be settled (i) to the extent that the grant, vesting, exercise or settlement could cause the Participant or any other person to be in violation of the share ownership limit or any other limitation on ownership or transfer prescribed by the Company’s charter, or (ii) if, in the discretion of the Committee, the grant, vesting, exercise or settlement of the award could impair the Company’s status as a REIT.

14.06
Elections Under Section 83(b)

No Participant may make an election under Section 83(b) of the Code with respect to the grant of any award, the vesting of any award, the settlement of any award or the issuance of Common Stock under the Plan without the consent of the Company, which the Company may grant or withhold in its sole discretion.
14.07
Return of Awards; Repayment

Each Option, SAR, Stock Award, Performance Unit Award, Incentive Award and Other Equity-Based Award (including an LTIP Unit) granted under the Plan is subject to the condition that the Company may require that such award be returned, and that any payment made with respect to such award must be repaid, if (a) such action is required under the terms of any Company recoupment or “clawback” policy as in effect on the date that the award was granted or (b) such award or payment made with respect to any award is, or in the future becomes, subject to any law, rule, requirement or regulation which imposes mandatory recoupment or forfeiture, under circumstances set forth in such law, rule, requirement or regulation; provided, however, that such clawback shall not be duplicative of any clawback required under clause (a).
ARTICLE XV
CHANGE IN CONTROL
15.01
Time-Based Awards or Performance Awards Not Assumed

Each award (including a Time-Based Award or a Performance Award) that is outstanding on a Control Change Date and that is not assumed or replaced with a substitute award in accordance with Section 15.02 shall be fully vested, earned or exercisable as of the Control Change Date, provided that the performance objectives in respect of a Performance Award shall be deemed to be achieved at (unless otherwise agreed in connection with the Change in Control) the greater of (a) the applicable target level and (b) the level of achievement of the performance objectives for the award as determined by the Committee taking into account performance through the latest date preceding the Control Change Date (but not later than the end of the applicable performance period).
The Committee, in its discretion and without the need of a Participant’s consent, may provide that a Time-Based Award or a Performance Award that becomes vested, earned or exercisable under this Section 15.01 may be cancelled in exchange for a payment. The payment may be in cash, Common Stock or other securities or consideration received by stockholders in the Change in Control transaction. With respect to each Time-Based Award or Performance Award that becomes vested, earned or exercisable under this Section 15.01, the payment shall be an amount that is substantially equal to (i) the amount by which the price per share received by stockholders in the Change in Control for each share of Common Stock exceeds the option price or Initial Value in the case of an Option and SAR or (ii) for each vested share of Common Stock subject to a Stock Award, Performance Unit or Other Equity-Based Award, the price per share received by stockholders for Common Stock and (iii) the value of the other securities or property in which the Performance Unit or Other Equity-Based Award is denominated and vested. Notwithstanding any contrary provision of this Section 15.01, if the option price or Initial Value exceeds the price per share of Common Stock received by stockholders in the Change in Control transaction, the Option or SAR may be cancelled without any payment to the Participant.
15.02
Assumption of Time-Based Awards and Performance Awards

The Committee, in its discretion and without the need of a Participant’s consent, may provide that a Performance Award that is outstanding on the Control Change Date shall be assumed by, or a substitute award granted by, the Successor Entity (or, if applicable, the Parent Company) in the Change in Control. Such assumed or substituted award shall be of the same type of award as the original Performance Award being assumed or replaced. The assumed or substituted award shall have a value, as of the Control Change Date, that is substantially equal to the value of the original Performance Award (or the difference between the Fair Market Value and the option price or Initial Value in the case of Options and SARs) as the Committee determines is equitably required. Except as provided in the following sentence, the assumed or substituted award shall have the same vesting terms and conditions as the original Performance Award being assumed or replaced; provided, however, that the performance objectives and measures of the original Performance

Award being assumed or replaced shall be adjusted as the Committee determines is equitably required. Notwithstanding the preceding sentence, the assumed or substituted award shall be vested, earned or exercisable on the last day of the Participant’s employment or service with the Company, the Successor Entity or any Affiliate of the Company or the Successor Entity, with respect to a pro rata number of shares or other securities subject to the award based on the extent to which the performance or other objectives are achieved as of the date of the Participant’s termination of employment or service with the Company, the Successor Entity or any Affiliate of the Company or the Successor Entity if (i) such employment or service ends (a) on account of an involuntary termination without Cause, (b) if the Participant is party to an employment agreement with the Company, the Successor Entity or any Affiliate of the Company or the Successor Entity that provides for accelerated vesting upon such a termination, by reason of a termination due to a non-renewal of the term of the employment agreement by such employer but only if the Participant is willing and able to continue performing services on the terms and conditions that would have applied under the employment agreement but for the non-renewal, (c) on account of the Participant’s resignation for Good Reason or (d) on account of the Participant’s death or disability and (ii) the Participant remained in the continuous employ or service of the Company, the Successor Entity or an Affiliate of the Company or the Successor Entity from the Control Change Date until the date of such termination of employment or service. The pro ration shall be based on a fraction, the numerator of which is the number of days in the applicable performance period that have elapsed as of the date of termination of employment or service and the denominator of which is the total number of days in the applicable performance period. Any portion of a Performance Award that does not become vested, earned or exercisable as of the date of termination of employment or service shall be forfeited as of the date of such termination.
The Committee, in its discretion and without the need of a Participant’s consent, may provide that a Time-Based Award that is outstanding on the Control Change Date shall be assumed by, or a substitute award granted by, the Successor Entity (or, if applicable, the Parent Company) in the Change in Control. Such assumed or substituted award shall be of the same type of award as the original Time-Based Award being assumed or replaced. The assumed or substituted award shall have a value, as of the Control Change Date, that is substantially equal to the value of the original Time-Based Award (or the difference between the Fair Market Value and the option price or Initial Value in the case of Options and SARs) as the Committee determines is equitably required. Except as provided in the following sentence, the assumed or substituted award shall have the same vesting terms and conditions as the original Time-Based Award being assumed or replaced. Notwithstanding the preceding sentence, the assumed or substituted award shall be fully vested, earned or exercisable on the last day of the Participant’s employment or service with the Company, the Successor Entity or any Affiliate of the Company or the Successor Entity if (i) such employment or service ends (a) on account of an involuntary termination without Cause, (b) following non-renewal of the employment agreement, if any, between the Participant and the Company, the Successor Entity or any Affiliate of the Company or the Successor Entity, (c) on account of the Participant’s resignation for Good Reason or (d) on account of the Participant’s death or disability and (ii) the Participant remained in the continuous employ or service of the Company, the Successor Entity or an Affiliate of the Company or the Successor Entity from the Control Change Date until the date of such termination of employment or service.
15.03
Limitation of Benefits

The benefits that a Participant may be entitled to receive under this Plan and other benefits that a Participant is entitled to receive under other plans, agreements and arrangements (which, together with the benefits provided under this Plan, are referred to as “Payments”), may constitute Parachute Payments that are subject to Code Sections 280G and 4999. As provided in this Section 15.03, the Parachute Payments will be reduced pursuant to this Section 15.03 if, and only to the extent that, a reduction will allow a Participant to receive a greater Net After Tax Amount than a Participant would receive absent a reduction.
The Accounting Firm will first determine the amount of any Parachute Payments that are payable to a Participant. The Accounting Firm also will determine the Net After Tax Amount attributable to the Participant’s total Parachute Payments.
The Accounting Firm will next determine the largest amount of Payments that may be made to the Participant without subjecting the Participant to tax under Code Section 4999 (the “Capped Payments”). Thereafter, the Accounting Firm will determine the Net After Tax Amount attributable to the Capped Payments.

The Participant will receive the total Parachute Payments or the Capped Payments, whichever provides the Participant with the higher Net After Tax Amount. If the Participant will receive the Capped Payments, the total Parachute Payments will be adjusted by first reducing the amount of any benefits under this Plan or any other plan, agreement or arrangement that are not subject to Section 409A of the Code (with the source of the reduction to be directed by the Participant) and then by reducing the amount of any benefits under this Plan or any other plan, agreement or arrangement that are subject to Section 409A of the Code (with the source of the reduction to be directed by the Participant) in a manner that results in the best economic benefit to the Participant (or, to the extent economically equivalent, in a pro rata manner). The Accounting Firm will notify the Participant and the Company if it determines that the Parachute Payments must be reduced to the Capped Payments and will send the Participant and the Company a copy of its detailed calculations supporting that determination.
As a result of the uncertainty in the application of Code Sections 280G and 4999 at the time that the Accounting Firm makes its determinations under this Article XV, it is possible that amounts will have been paid or distributed to the Participant that should not have been paid or distributed under this Section 15.03 (“Overpayments”), or that additional amounts should be paid or distributed to the Participant under this Section 15.03 (“Underpayments”). If the Accounting Firm determines, based on either the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant, which assertion the Accounting Firm believes has a high probability of success or controlling precedent or substantial authority, that an Overpayment has been made, the Participant must repay the Overpayment to the Company, without interest; provided, however, that no amount will be payable by the Participant to the Company unless, and then only to the extent that, the repayment would either reduce the amount on which the Participant is subject to tax under Code Section 4999 or generate a refund of tax imposed under Code Section 4999. If the Accounting Firm determines, based upon controlling precedent or substantial authority, that an Underpayment has occurred, the Accounting Firm will notify the Participant and the Company of that determination and the amount of that Underpayment will be paid, without interest, to the Participant promptly by the Company.
For purposes of this Section 15.03, the term “Accounting Firm” means the independent accounting firm engaged by the Company immediately before the Control Change Date. For purposes of this Article XV, the term “Net After Tax Amount” means the amount of any Parachute Payments or Capped Payments, as applicable, net of taxes imposed under Code Sections 1, 3101(b) and 4999 and any State or local income taxes applicable to the Participant on the date of payment. The determination of the Net After Tax Amount shall be made using the highest combined effective rate imposed by the foregoing taxes on income of the same character as the Parachute Payments or Capped Payments, as applicable, in effect on the date of payment. For purposes of this Section 15.03, the term “Parachute Payment” means a payment that is described in Code Section 280G(b)(2), determined in accordance with Code Section 280G and the regulations promulgated or proposed thereunder.
Notwithstanding any other provision of this Section 15.03, this Section 15.03 shall not limit or otherwise supersede the provisions of any other agreement or plan which provides that a Participant cannot receive Payments in excess of the Capped Payments.
ARTICLE XVI
AMENDMENT
The Board may amend or terminate this Plan at any time; provided, however, that no amendment may adversely impair the rights of Participants with respect to outstanding awards. In addition, an amendment will be contingent on approval of the Company’s stockholders if (a) such approval is required by law or the rules of any exchange on which the Common Stock is listed, (b) if the amendment would materially increase the benefits accruing to Participants under this Plan, materially increase the aggregate number of shares of Common Stock that may be issued under this Plan and the Entities Plan (except as provided in Article XII) or materially modify the requirements as to eligibility for participation in this Plan or (c) other than in connection with an involuntary termination of employment (including but not limited to death or disability), the amendment would accelerate the time at which any Option or SAR may be exercised, the time at which a Stock Award or Other Equity-Based Award may become transferable or nonforfeitable or the time at which an Other Equity-Based Award, an Incentive Award or an award of Performance Units may be settled or if the amendment would extend the term of this Plan. For the avoidance of doubt, without the approval of stockholders, the Board may not (except pursuant to Article XII) (a) reduce the option price per share of an outstanding Option or the Initial Value of an outstanding SAR, (b) cancel an outstanding Option or outstanding SAR when the option price or Initial Value, as applicable exceeds the Fair Market Value or (c) take any other action with respect to an outstanding Option or an outstanding SAR that may be treated as a repricing of the award under the rules and regulations of the principal exchange on which the Common Stock is listed for trading.
ARTICLE XVII
DURATION OF PLAN
No Stock Award, Performance Unit Award, Incentive Award, Option, SAR or Other Equity-Based Award may be granted under this Plan ten years after the Effective Date. Stock Awards, Performance Unit awards, Options, SARs and Other Equity-Based Awards granted before such date shall remain valid in accordance with their terms.
ARTICLE XVIII
EFFECTIVENESS OF PLAN
Options, SARs, Stock Awards, Performance Unit Awards, Incentive Awards and Other Equity-Based Awards (including LTIP Units) may be granted under this Plan on and after the date that this Plan, as amended and restated herein, is approved by a majority of the votes cast by the Company’s stockholders, voting either in person or by proxy, at a duly held stockholders’ meeting within twelve months of its adoption by the Board (the “Effective Date”).

Appendix B
BLUEROCK HOMES TRUST, INC.
AMENDED AND RESTATED EQUITY INCENTIVE PLAN FOR ENTITIES
Effective           , 2025
ARTICLE I
DEFINITIONS
1.01
Affiliate

“Affiliate” means, with respect to any entity, any other entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, the first entity (including, but not limited to, joint ventures, limited liability companies and partnerships). For this purpose, the term “control” (including the correlative meanings of the terms “controlled by” and “under common control with”) shall mean ownership, directly or indirectly, of 50% or more of the total combined voting power of all classes of voting securities issued by such entity, or the possession, directly or indirectly, of the power to direct the management and policies of such entity, by contract or otherwise.
1.02
Agreement

“Agreement” means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of a Stock Award, an award of Performance Units, an Incentive Award, an Option, SAR or Other Equity-Based Award (including an LTIP Unit) granted to such Participant.
1.03
Board

“Board” means the Board of Directors of the Company.
1.04
Change in Control

“Change in Control” means and includes each of the following:
(a)   The acquisition, either directly or indirectly, by any individual, entity or group (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act), of more than 30% of either (i) the then outstanding shares of Common Stock, taking into account as outstanding for this purpose such shares of Common Stock issuable upon the exercise of options or warrants, the conversion of convertible shares or debt, and the exercise of any similar right to acquire such Common Stock (but excluding any OP Units) (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change in Control (i) any acquisition by the Company or any of its subsidiaries, (ii) any acquisition by a trustee or other fiduciary holding the Company’s securities under an employee benefit plan sponsored or maintained by the Company or any of its Affiliates, (iii) any acquisition by an underwriter, initial purchaser or placement agent temporarily holding the Company’s securities pursuant to an offering of such securities or (iv) any acquisition by an entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the then Outstanding Company Common Stock.
(b)   Individuals who constitute Incumbent Directors at the beginning of any consecutive twelve month period, together with any new Incumbent Directors who become members of the Board during such twelve month period, cease to be a majority of the Board at the end of such twelve month period.
(c)   The consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), in each case, unless following such Business Combination:

(i)   the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination, beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or the analogous governing body) of the entity resulting from such Business Combination (the “Successor Entity”) (or, if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities to elect a majority of the members of the board of directors (or the analogous governing body) of the Successor Entity (the “Parent Company”));
(ii)   no Person (other than any employee benefit plan sponsored or maintained by the Successor Entity or the Parent Company) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Successor Entity); and
(iii)   at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Successor Entity) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination.
(d)   The direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any Person that is not a subsidiary of the Company.
In addition, if a Change in Control (as defined in clauses (a) through (d) above) constitutes a payment event with respect to any Option, SAR, Stock Award, Performance Unit, Incentive Award or Other Equity-Based Award that provides for the deferral of compensation and is subject to Section 409A of the Code, no payment will be made under that award on account of a Change in Control unless the event described in subsection (a), (b), (c) or (d) above, as applicable, constitutes a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5).
1.05
Code

“Code” means the Internal Revenue Code of 1986, and any amendments thereto.
1.06
Committee

“Committee” means the Compensation Committee of the Board or such other committee of the Board as the Board may from time to time designate. Unless otherwise determined by the Board, the Committee shall consist of two or more members of the Board, at least two of whom are intended to qualify as “non-employee directors” as defined by Rule 16b-3 of the Exchange Act or any successor rule; provided, however, that any action taken by the Committee shall be valid and effective, whether or not the members of the Committee at the time of such action are later determined not to have satisfied the foregoing requirements or otherwise provided in any charter of the Committee. If there is no Compensation Committee and the Board has not designated any other committee, then “Committee” means the Board.
1.07
Common Stock

“Common Stock” means the Class A or Class C common stock of the Company.
1.08
Company

“Company” means Bluerock Homes Trust, Inc., a Maryland corporation.
1.09
Control Change Date

“Control Change Date” means the date on which a Change in Control occurs. If a Change in Control occurs on account of a series of transactions, the “Control Change Date” is the date of the last of such transactions on which the Change in Control occurs.

1.10
Corresponding SAR

“Corresponding SAR” means an SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.
1.11
Dividend Equivalent Right

“Dividend Equivalent Right” means the right, subject to the terms and conditions prescribed by the Committee, of a Participant to receive (or have credited) cash, securities or other property in amounts equivalent to the cash, securities or other property dividends declared on shares of Common Stock with respect to specified Performance Units, an Other Equity-Based Award or Incentive Award of units denominated in shares of Common Stock or other Company securities, as determined by the Committee, in its sole discretion. The Committee shall provide that Dividend Equivalent Rights payable with respect to any such award that does not become nonforfeitable solely on the basis of continued service shall be accumulated and distributed only when, and to the extent that, the underlying award is vested or earned. The Committee may provide that Dividend Equivalent Rights (if any) shall be deemed to have been reinvested in additional shares of Common Stock or otherwise reinvested.
1.12
Effective Date

“Effective Date” means the Effective Date as set forth in Article XVIII.
1.13
Exchange Act

“Exchange Act” means the Securities Exchange Act of 1934, as amended.
1.14
Fair Market Value

“Fair Market Value” means, on any given date, the reported “closing” price of a share of Common Stock on the New York Stock Exchange for such date or, if there is no closing price for a share of Common Stock on the date in question, the closing price for a share of Common Stock on the last preceding date for which a quotation exists. If, on any given date, the Common Stock is not listed for trading on the New York Stock Exchange, then Fair Market Value shall be the “closing” price of a share of Common Stock on such other exchange on which the Common Stock is listed for trading for such date (or, if there is no closing price for a share of Common Stock on the date in question, the closing price for a share of Common Stock on the last preceding date for which such quotation exists) or, if the Common Stock is not listed on any exchange, the amount determined by the Committee using any reasonable method in good faith and in accordance with the regulations under Section 409A of the Code.
1.15
Incentive Award

“Incentive Award” means an award awarded under Article XI which, subject to the terms and conditions prescribed by the Committee, entitles the Participant to receive a payment from the Company or an Affiliate of the Company.
1.16
Incumbent Directors

“Incumbent Directors” means individuals elected to the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) and whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the directors serving on the Board at the time of the election or nomination, as applicable, shall be an Incumbent Director. No individual designated to serve as a director by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 1.04(a) or Section 1.04(c) and no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors shall be an Incumbent Director.
1.17
Individuals Plan

“Individuals Plan” means the Bluerock Homes Trust, Inc. Equity Incentive Plan for Individuals, effective as of the Effective Time, and as may be amended from time to time.

1.18
Initial Value

“Initial Value” means, with respect to a Corresponding SAR, the option price per share of the related Option and, with respect to an SAR granted independently of an Option, the price per share of Common Stock as determined by the Committee on the date of grant; provided, however, that the price shall not be less than the Fair Market Value on the date of grant. Except as provided in Article XII, without the approval of stockholders (a) the Initial Value of an outstanding SAR may not be reduced (by amendment, cancellation and new grant or otherwise) and (b) no payment shall be made in cancellation of an SAR if, on the date of such amendment, cancellation, new grant or payment the Initial Value exceeds Fair Market Value.
1.19
LTIP Unit

“LTIP Unit” means an “LTIP Unit” as defined in the Operating Partnership’s partnership agreement. An LTIP Unit granted under this Plan represents the right to receive the benefits, payments or other rights in respect of an LTIP Unit set forth in that partnership agreement, subject to the terms and conditions of the applicable Agreement and that partnership agreement.
1.20
Manager

“Manager” means Bluerock Homes Manager, LLC, a Delaware limited liability company.
1.21
Offering

“Offering” means the initial public offering of Common Stock registered under the Securities Act of 1933, as amended.
1.22
OP Units

“OP Units” means units of limited partnership interest of the Operating Partnership.
1.23
Operating Partnership

“Operating Partnership” means Bluerock Residential Holdings, L.P., a Delaware limited partnership and the Company’s operating partnership.
1.24
Option

“Option” means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.
1.25
Other Equity-Based Award

“Other Equity-Based Award” means any award other than an Incentive Award, an Option, an SAR, a Performance Unit award or a Stock Award which, subject to such terms and conditions as may be prescribed by the Committee, entitles a Participant to receive shares of Common Stock or rights or units valued in whole or in part by reference to, or otherwise based on, shares of Common Stock (including securities convertible into Common Stock) or other equity interests, including LTIP Units.
1.26
Participant

“Participant” means any entity that provides services to the Company or an Affiliate of the Company (including an entity that provides services to the Company or an Affiliate of the Company by virtue of its providing services to the Operating Partnership, an Affiliate of the Operating Partnership or the Manager), and that satisfies the requirements of Article IV and is selected by the Committee to receive an award of Performance Units or a Stock Award, an Incentive Award, Option, SAR, Other Equity-Based Award or a combination thereof.
1.27
Performance Award

“Performance Award” means an Option, SAR, Stock Award, award of Performance Units, Incentive Award or Other Equity-Based Award (including an LTIP Unit) that is not a Time-Based Award.

1.28
Performance Units

“Performance Units” means an award, in the amount determined by the Committee, stated with reference to a specified or determinable number of shares of Common Stock, that in accordance with the terms of an Agreement entitles the holder to receive a payment for each specified unit equal to the value of an equal number of shares of Common Stock on the date of payment.
1.29
Plan

“Plan” means this Bluerock Homes Trust, Inc. Equity Incentive Plan for Entities, as set forth herein and as may be amended from time to time.
1.30
REIT

“REIT” means a real estate investment trust within the meaning of Sections 856 through 860 of the Code.
1.31
SAR

“SAR” means a stock appreciation right that in accordance with the terms of an Agreement entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of the SAR, the excess, if any, of the Fair Market Value at the time of exercise over the Initial Value. References to “SARs” include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.
1.32
Stock Award

“Stock Award” means shares of Common Stock awarded to a Participant under Article VIII.
1.33
Time-Based Award

“Time-Based Award” means an Option, SAR, Stock Award, award of Performance Units, Incentive Award or Other Equity-Based Award (including an LTIP Unit) that vests, is earned or becomes exercisable based solely on continued employment or service.
ARTICLE II
PURPOSES
This Plan is intended to assist the Company and its Affiliates in securing and retaining the services of entities that provide services to the Company or an Affiliate of the Company with ability and initiative by enabling such entities to participate in the future success of the Company and its Affiliates and to associate their interests with those of the Company and its stockholders. This Plan is intended to permit the grant of Options, SARs, Stock Awards, Performance Units, Incentive Awards and Other Equity-Based Awards in accordance with this Plan and any procedures that may be established by the Committee.
ARTICLE III
ADMINISTRATION
This Plan shall be administered by the Committee. The Committee shall have authority to grant SARs, Stock Awards, Performance Units, Incentive Awards, Options and Other Equity-Based Awards upon such terms (not inconsistent with the provisions of this Plan), as the Committee may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan), on the exercisability of all or any part of an Option or SAR or on the transferability or forfeitability of a Stock Award, an award of Performance Units, an Incentive Award or an Other Equity-Based Award. Notwithstanding any such conditions, or any provision of the Plan, the Committee may, in its discretion, accelerate the time at which any Option or SAR may be exercised, or the time at which a Stock Award or Other Equity-Based Award may become transferable or nonforfeitable or the time at which an Other Equity-Based Award, an Incentive Award or an award of Performance Units may be settled in connection with an involuntary termination of service. Options, SARs, Stock Awards, Performance Units, Incentive Awards and Other Equity-Based Awards (including LTIP Units) for up to five percent of the aggregate number of shares of Common Stock authorized for issuance under the Plan pursuant to Section 5.02 may be granted or awarded by the Committee without regard to the minimum vesting requirements of Sections 6.06, 7.04, 8.02, 9.02, 10.02 and 11.02. In addition, the Committee shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of this Plan (including rules and regulations that require or allow Participants to defer the payment of benefits under this Plan); and to make all other determinations necessary or advisable for the administration of this Plan.
The Committee’s determinations under this Plan (including without limitation, determinations of the entities to receive awards under this Plan, the form, amount and timing of such awards, the terms and provisions of such awards and the Agreements) need not be uniform and may be made by the Committee selectively among entities who receive, or are eligible to receive, awards under this Plan, whether or not such entities are similarly situated. The express grant in this Plan of any specific power to the Committee with respect to the administration or interpretation of this Plan shall not be construed as limiting any power or authority of the Committee with respect to the administration or interpretation of this Plan. Any decision made, or action taken, by the Committee in connection with the administration of this Plan shall be final and conclusive. The members of the Committee shall not be liable for any act done in good faith with respect to this Plan or any Agreement, Option, SAR, Incentive Award, Stock Award, Other Equity-Based Award or award of Performance Units. All expenses of administering this Plan shall be borne by the Company.
ARTICLE IV
ELIGIBILITY
Any entity that provides significant services to the Company or an Affiliate of the Company (including an entity that provides services to the Company or an Affiliate of the Company by virtue of its providing services to the Operating Partnership, an Affiliate of the Operating Partnership or the Manager) is eligible to participate in this Plan if the Committee, in its sole reasonable discretion, determines that the participation of such entity is in the best interest of the Company.
ARTICLE V
COMMON SHARES SUBJECT TO PLAN
5.01
Common Shares Issued

Upon the award of Common Stock pursuant to a Stock Award, an Other Equity-Based Award or in settlement of an Incentive Award or an award of Performance Units, the Company may deliver (and shall deliver if required under an Agreement) to the Participant shares of Common Stock from its authorized but unissued Common Shares. Upon the exercise of any Option or SAR, the Company may deliver, to the Participant (or the Participant’s broker if the Participant so directs), shares of Common Stock from its authorized but unissued Common Shares.
5.02
Aggregate Limit

(a)     The maximum aggregate number of shares of Common Stock that may be issued under this Plan (pursuant to Options and SARs, Stock Awards or Other Equity-Based Awards and the settlement of Incentive Awards and Performance Units granted on or after the Effective Date) together with the number of shares of Common Stock issued under the Individuals Plan (pursuant to Options and SARs, Stock Awards or Other Equity-Based Awards and the settlement of Incentive Awards and Performance Units granted under the Individuals Plan on or after the Effective Date) is equal to 1,625,000 shares, plus a number of shares of Common Stock equal to the number of LTIP Units granted under the Bluerock Residential Growth REIT, Inc. Amended and Restated 2014 Equity Incentive Plan for Individuals and the Bluerock Residential Growth REIT, Inc. Amended and Restated 2014 Equity Incentive Plan for Entities that are outstanding as of the Effective Date. Other Equity-Based Awards that are LTIP Units shall reduce the maximum aggregate number of Common Shares that may be issued under this Plan and the Individuals Plan on a one-for-one basis, i.e., the grant of each LTIP Unit shall be treated as an award of a share of applicable Common Stock.
(b)   The maximum number of shares of Common Stock that may be issued under this Plan and the Individuals Plan in accordance with Section 5.02(a) shall be subject to adjustment as provided in Article XII.

5.03
Reallocation of Shares

If, on or after the Effective Date, any award or grant under this Plan or the Individuals Plan (including LTIP Units and awards or grants made before the Effective Date) expires, is forfeited or is terminated without having been exercised or is paid in cash without a requirement for the delivery of Common Stock, then any shares of Common Stock covered by such lapsed, cancelled, expired, unexercised or cash-settled portion of such award or grant and any forfeited, lapsed, cancelled or expired LTIP Units shall be available for the grant of other Options, SARs, Stock Awards, Other Equity-Based Awards and settlement of Incentive Awards and Performance Units under this Plan or the Individuals Plan. Any shares of Common Stock tendered or withheld on or after the Effective Date to satisfy the grant or exercise price or tax withholding obligation pursuant to any award under this Plan or the Individuals Plan shall not be available for future grants or awards. In addition, any Options, SARs, Stock Awards, Other Equity-Based Awards, Incentive Awards or Performance Units (or portion thereof) withheld on or after the Effective Date to satisfy the tax withholding obligation pursuant to any award under this Plan or the Individuals Plan shall not be available for future grants or awards. If shares of Common Stock are issued in settlement of an SAR granted under this Plan or the Individuals Plan, the number of shares of Common Stock available under this Plan and the Individuals Plan shall be reduced by the number of shares of Common Stock for which the SAR was exercised rather than the number of shares of Common Stock issued in settlement of the SAR. To the extent permitted by applicable law or the rules of any exchange on which the Common Stock is listed for trading, shares of Common Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Affiliate of the Company shall not reduce the number of shares of Common Stock available for issuance under this Plan and the Individuals Plan.
ARTICLE VI
OPTIONS
6.01
Award

In accordance with the provisions of Articles III and IV, the Committee will designate each entity to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such awards and the terms and conditions of such awards.
6.02
Option Price

The price per share of Common Stock purchased on the exercise of an Option shall be determined by the Committee on the date of grant, but shall not be less than the Fair Market Value on the date the Option is granted. Except as provided in Article XII, without the approval of stockholders (a) the price per share of Common Stock of an outstanding Option may not be reduced (by amendment, cancellation and new grant or otherwise) and (b) no payment shall be made in cancellation of an Option if, on the date of such amendment, cancellation, replacement grant or payment the Option Price exceeds Fair Market Value.
6.03
Maximum Option Period

The maximum period in which an Option may be exercised shall be determined by the Committee on the date of grant except that no Option shall be exercisable after the expiration of ten years from the date such Option was granted. The terms of any Option may provide that it is exercisable for a period less than such maximum period.
6.04
Transferability

An Option granted under this Plan may be transferred only in accordance with this Section 6.04. To the extent permitted by the Agreement relating to an Option, an Option granted under this Plan may be transferred by a Participant but only to an Affiliate of the Participant or an individual who is employed by or provides services to the Participant or an Affiliate of the Participant. The holder of an Option transferred pursuant to this Section 6.04 shall be bound by the same terms and conditions that governed the Option during the period it was held by the Participant. If an Option is transferred (by the Participant or the Participant’s transferee), such Option and any Corresponding SAR must be transferred to the same person or persons or entity or entities.

6.05
Service Provider Status

In the event that the terms of any Option provide that it may be exercised only during continued service or within a specified period of time after termination of continued service, the Committee may decide to what extent temporary interruptions of continuous service shall affect the Option.
6.06
Exercise

Subject to the provisions of this Plan and the applicable Agreement, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine; provided, however, that (subject to the provisions of Article III) no Option may become exercisable before the first anniversary of its grant or as provided in Section 15.01. An Option granted under this Plan may be exercised with respect to any number of whole shares of Common Stock less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares of Common Stock subject to the Option. The exercise of an Option shall result in the termination of any Corresponding SAR to the extent of the number of shares of Common Stock with respect to which the Option is exercised.
6.07
Payment

Subject to rules established by the Committee and unless otherwise provided in an Agreement, payment of all or part of the Option price may be made in cash, certified check, by tendering shares of Common Stock, by attestation of ownership of shares of Common Stock, by a broker-assisted cashless exercise or in such other form or manner acceptable to the Committee. If shares of Common Stock are used to pay all or part of the Option price, the sum of the cash and cash equivalent and the Fair Market Value (determined on the date of exercise) of the Common Stock so surrendered or other consideration paid must not be less than the Option price of the shares for which the Option is being exercised.
6.08
Stockholder Rights

No Participant shall have any rights as a stockholder with respect to shares of Common Stock subject to an Option until the date of exercise of such Option.
6.09
Disposition of Shares

A Participant may not sell or dispose of more than fifty percent of the shares of Common Stock acquired pursuant to the portion of an Option before the earlier of (i) the first anniversary of the exercise of such portion of the Option or (ii) the date the Participant is no longer providing services to the Company, an Affiliate of the Company, or the Operating Partnership.
ARTICLE VII
SARS
7.01
Award

In accordance with the provisions of Articles III and IV, the Committee will designate each entity to whom SARs are to be granted and will specify the number of shares of Common Stock covered by such awards and the terms and conditions of such awards.
7.02
Maximum SAR Period

The term of each SAR shall be determined by the Committee on the date of grant, except that no SAR shall have a term of more than ten years from the date of grant. The terms of any SAR may provide that it has a term that is less than such maximum period.
7.03
Transferability

An SAR granted under this Plan may be transferred only in accordance with this Section 7.03. To the extent permitted by the Agreement relating to an SAR, an SAR granted under this Plan may be transferred by a Participant but only to an Affiliate of the Participant or an individual who is employed by or provides services to the Participant or an Affiliate of the Participant. The holder of an SAR transferred pursuant to this Section 7.03 shall be bound by the same terms and conditions that governed the SAR during the period it was held by the Participant. If a Corresponding SAR is transferred (by the Participant or the Participant’s transferee), such Corresponding SAR and the related Option must be transferred to the same person or persons or entity or entities.
7.04
Exercise

Subject to the provisions of this Plan and the applicable Agreement, an SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine; provided, however, that (subject to the provisions of Article III) no SAR may become exercisable before the first anniversary of its grant or as provided in Section 15.01. An SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the SAR could be exercised. A partial exercise of an SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares of Common Stock subject to the SAR. The exercise of a Corresponding SAR shall result in the termination of the related Option to the extent of the number of shares of Common Stock with respect to which the SAR is exercised.
7.05
Service Provider Status

If the terms of any SAR provide that it may be exercised only during continued service or within a specified period of time after termination of continued service, the Committee may decide to what extent temporary interruptions of continuous service shall affect the SAR.
7.06
Settlement

At the Committee’s discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, shares of Common Stock, or a combination of cash and Common Stock. No fractional share of Common Stock will be deliverable upon the exercise of an SAR but a cash payment will be made in lieu thereof.
7.07
Stockholder Rights

No Participant shall, as a result of receiving an SAR, have any rights as a stockholder of the Company or any Affiliate of the Company until the date that the SAR is exercised and then only to the extent that the SAR is settled by the issuance of Common Stock.
7.08
Disposition of Shares

A Participant may not sell or dispose of more than fifty percent of the shares of Common Stock acquired pursuant to the portion of an SAR before the earlier of (i) the first anniversary of the exercise of such portion of the SAR or (ii) the date the Participant is no longer providing services to the Company, an Affiliate of the Company, or the Operating Partnership.
ARTICLE VIII
STOCK AWARDS
8.01
Award

In accordance with the provisions of Articles III and IV, the Committee will designate each entity to whom a Stock Award is to be made and will specify the number of shares of Common Stock covered by such awards and the terms and conditions of such awards.
8.02
Vesting

The Committee, on the date of the award, shall prescribe that a Participant’s rights in a Stock Award shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the Agreement. Subject to the provisions of Article III, the period in which the shares of Common Stock covered by a Stock Award are forfeitable or otherwise restricted shall not end before the first anniversary of the grant of the Stock Award or as provided in Section 15.01. By way of example and not of limitation, the Committee may prescribe that a Participant’s rights in a Stock Award shall be forfeitable or otherwise restricted subject to the attainment of objectives stated with reference to the business of the Company or an Affiliate of the Company or a business unit’s attainment of objectives stated with respect to performance criteria established by the Committee.
8.03
Service Provider Status

In the event that the terms of any Stock Award provide that shares may become transferable and nonforfeitable thereunder only after completion of a specified period of employment or continuous service, the Committee may decide in each case to what extent temporary interruptions of continuous service shall affect the Stock Award.
8.04
Stockholder Rights

Unless otherwise specified in accordance with the applicable Agreement, while the shares of Common Stock granted pursuant to the Stock Award may be forfeited or are nontransferable, a Participant will have all rights of a stockholder with respect to a Stock Award, including the right to receive dividends and vote the shares of Common Stock; provided, however, that (i) dividends payable on shares of Common Stock subject to a Stock Award that does not become nonforfeitable solely on the basis of continued service shall be accumulated and paid, without interest, when and to the extent that the underlying Stock Award becomes nonforfeitable; (ii) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of shares of Common Stock granted pursuant to a Stock Award; and (iii) shares of Common Stock granted pursuant to a Stock Award shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates and if any certificate is issued in respect of shares of Common Stock granted pursuant to a Stock Award, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Stock Award substantially in the following form:
The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Bluerock Homes Trust, Inc. Equity Incentive Plan for Entities and an award agreement. Copies of such plan and award agreement are on file at the offices of Bluerock Homes Trust, Inc.
8.05
Disposition of Shares

A Participant may not sell or dispose of more than fifty percent of the shares of Common Stock acquired under the portion of a Stock Award before the earlier of (i) the first anniversary of the date that such portion became nonforfeitable and (ii) the date the Participant is no longer providing services to the Company, an Affiliate of the Company, or the Operating Partnership.
ARTICLE IX
PERFORMANCE UNIT AWARDS
9.01
Award

In accordance with the provisions of Articles III and IV, the Committee will designate each entity to whom an award of Performance Units is to be made and will specify the number of shares of Common Stock covered by such awards and the terms and conditions of such awards. The Committee also will specify whether Dividend Equivalent Rights are granted in conjunction with the Performance Units.
9.02
Earning the Award

The Committee, on the date of the grant of an award, shall prescribe that the Performance Units will be earned, and the Participant will be entitled to receive payment pursuant to the award of Performance Units, only upon the satisfaction of performance objectives or such other criteria as may be prescribed by the Committee. Subject to the provisions of Article III, the period in which Performance Units will be earned shall not end before the first anniversary of the grant of the Performance Units or as provided in Section 15.01.

9.03
Payment

In the discretion of the Committee, the amount payable when an award of Performance Units is earned may be settled in cash, by the issuance of shares of Common Stock, by the grant of an Other Equity-Based Award (including LTIP Units), by the delivery of other securities or property or a combination thereof. A fractional share of Common Stock shall not be deliverable when an award of Performance Units is earned, but a cash payment will be made in lieu thereof. The amount payable when an award of Performance Units is earned shall be paid in a lump sum.
9.04
Stockholder Rights

A Participant, as a result of receiving an award of Performance Units, shall not have any rights as a stockholder until, and then only to the extent that, the award of Performance Units is earned and settled in shares of Common Stock. After an award of Performance Units is earned and settled in Common Stock, a Participant will have all the rights of a stockholder of the Company.
9.05
Transferability

Any rights or restrictions with respect to the ability of the holder of any Performance Unit granted under this Plan to transfer such Performance Unit shall be set forth in the Agreement relating to such grant.
9.06
Service Provider Status

In the event that the terms of any Performance Unit award provide that no payment will be made unless the Participant completes a stated period of continued service, the Committee may decide to what extent temporary interruptions of continuous service shall effect the Performance Unit award.
9.07
Disposition of Shares

A Participant may not sell or dispose of more than fifty percent of the shares of Common Stock issued in settlement of Performance Units before the earlier of (i) the first anniversary of the date the shares were issued to the Participant or (ii) the date the Participant is no longer providing services to the Company, an Affiliate of the Company, or the Operating Partnership.
ARTICLE X
OTHER EQUITY-BASED AWARDS
10.01
Award

In accordance with the provisions of Articles III and IV, the Committee will designate each entity to whom an Other Equity-Based Award is to be made and will specify the number of shares of Common Stock or other equity interests (including LTIP Units) covered by such awards and the terms and conditions of such awards; provided, however, that the grant of LTIP Units must satisfy the requirements of the partnership agreement of the Operating Partnership as in effect on the date of grant. The Committee also will specify whether Dividend Equivalent Rights are granted in conjunction with the Other Equity-Based Award.
10.02
Terms and Conditions

The Committee, at the time an Other Equity-Based Award is made, shall specify the terms and conditions which govern the award. The terms and conditions of an Other Equity-Based Award may prescribe that a Participant’s rights in the Other Equity-Based Award shall be forfeitable, nontransferable or otherwise restricted for a period of time or subject to such other conditions as may be determined by the Committee, in its discretion and set forth in the Agreement. Subject to the Provisions of Article III, the period in which such award shall be forfeitable, nontransferable or otherwise restricted shall not end before the first anniversary of the grant of the Other Equity-Based Award or as provided in Section 15.01. Other Equity-Based Awards may be granted to Participants, either alone or in addition to other awards granted under this Plan, and Other Equity-Based Awards may be granted in the settlement of other Awards granted under this Plan.

10.03
Payment or Settlement

Other Equity-Based Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, shall be payable or settled in shares of Common Stock, cash or a combination of Common Stock and cash, as determined by the Committee in its discretion; provided, however, that any shares of Common Stock that are issued on account of the conversion of LTIP Units into shares of Common Stock shall not be issued under this Plan, i.e., the conversion shall not reduce the number of shares of Common Stock available for issuance under the Plan or the Entities Plan. Other Equity-Based Awards denominated as equity interests other than shares of Common Stock may be paid or settled in shares or units of such equity interests or cash or a combination of both as determined by the Committee in its discretion.
10.04
Service Provider Status

If the terms of any Other Equity-Based Award provides that it may be earned or exercised only during continued service or within a specified period of time after termination of continued service, the Committee may decide to what extent temporary interruptions of continuous service shall affect the Other Equity-Based Award.
10.05
Transferability

Any rights or restrictions with respect to the ability of the holder of an Other Equity-Based Award (including LTIP Units) granted under the Plan to transfer such Other Equity-Based Award (including LTIP Units) shall be set forth in the Agreement relating to such grant.
10.06
Stockholder Rights

A Participant, as a result of receiving an Other Equity-Based Award, shall not have any rights as a stockholder until, and then only to the extent that, the Other Equity-Based Award is earned and settled in shares of Common Stock.
10.07
Disposition of Shares

A Participant may not sell or dispose of more than fifty percent of the shares of Common Stock or other equity interests (including LTIP units) covered by an Other Equity-Based Award before the earlier of (i) the first anniversary of the date that such shares or interests become nonforfeitable and (ii) the date the Participant is no longer providing services to the Company, an Affiliate of the Company, or the Operating Partnership.
ARTICLE XI
INCENTIVE AWARDS
11.01
Award

In accordance with the provisions of Articles III and IV, the Committee will designate each entity to whom an Incentive Award is to be made and will specify the terms and conditions of such award. The Committee also will specify whether Dividend Equivalent Rights are granted in conjunction with the Incentive Award.
11.02
Terms and Conditions

The Committee, at the time an Incentive Award is made, shall specify the terms and conditions that govern the award. Such terms and conditions may prescribe that the Incentive Award shall be earned only to the extent that the Participant, the Company or an Affiliate of the Company, during a performance period of at least one year, achieves objectives stated with reference to one or more performance measures or criteria prescribed by the Committee. Subject to the provisions of Article III, the period over which the Incentive Award is earned shall not end before the first anniversary of the grant of the Incentive Award, the date of the Participant’s death or disability or as provided in Section 15.01 or Section 15.02. A goal or objective may be expressed on an absolute basis or relative to the performance of one or more similarly situated companies or a published index. When establishing goals and objectives, the Committee may exclude any or all special, unusual, and/or extraordinary items as determined under U.S. generally accepted accounting principles including, without limitation, the charges or costs associated with restructurings of the Company, discontinued operations, other unusual or non-recurring items, and the cumulative effects of accounting changes. The Committee may also adjust the performance goals for any Incentive Award as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine. Such terms and conditions also may include other limitations on the payment of Incentive Awards including, by way of example and not of limitation, requirements that the Participant complete a specified period of service with the Company or an Affiliate of the Company or that the Company, an Affiliate of the Company, or the Participant attain stated objectives or goals (in addition to those prescribed in accordance with the preceding sentence) as a prerequisite to payment under an Incentive Award.
11.03
Transferability

Any rights or restrictions with respect to the ability of the holder of an Incentive Award granted under the Plan to transfer such Incentive Award shall be set forth in the Agreement relating to such grant.
11.04
Service Provider Status

If the terms of an Incentive Award provide that a payment will be made thereunder only if the Participant completes a stated period of continued service, the Committee may decide to what extent temporary interruptions of continuous service shall affect the Incentive Award.
11.05
Settlement

An Incentive Award that is earned shall be settled with a single lump sum payment which may be in cash, shares of Common Stock, an Other Equity-Based Award (including LTIP Units) or a combination thereof, as determined by the Committee.
11.06
Stockholder Rights

No Participant shall, as a result of receiving an Incentive Award, have any rights as a stockholder of the Company or an Affiliate of the Company until the date that the Incentive Award is settled and then only to the extent that the Incentive Award is settled by the issuance of shares of Common Stock.
11.07
Disposition of Shares

A Participant may not sell or dispose of more than fifty percent of the shares of Common Stock issued in settlement of an Incentive Award until the earlier of (i) the first anniversary of the date the shares were issued to the Participant or (ii) the date the Participant is no longer providing services to the Company, an Affiliate of the Company, or the Operating Partnership.
ARTICLE XII
ADJUSTMENT UPON CHANGE IN COMMON SHARES
The maximum number of shares of Common Stock as to which Options, SARs, Performance Units, Incentive Awards, Stock Awards and Other Equity-Based Awards may be granted under this Plan and the Entities Plan, and the terms of outstanding Stock Awards, Options, SARs, Incentive Awards, Performance Units and Other Equity-Based Awards granted under this Plan and the Entities Plan, shall be adjusted as the Board determines is equitably required in the event that (i) the Company (a) effects one or more nonreciprocal transactions between the Company and its shareholders such as a share dividend, extra-ordinary cash dividend, share split-up, subdivision or consolidation of Common Stock that affects the number or kind of shares of Common Stock (or other securities of the Company) or the Fair Market Value (or the value of other Company securities) and causes a change in the Fair Market Value of the shares of Common Stock subject to outstanding awards or (b) engages in a transaction to which Section 424 of the Code applies or (ii) there occurs any other event which, in the judgment of the Board necessitates such action. Any determination made under this Article XII by the Board shall be nondiscretionary, final and conclusive.
The issuance by the Company of any class of Common Stock, or securities convertible into any class of Common Stock, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of Common Stock or obligations of the

Company convertible into such Common Stock or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares of Common Stock as to which Options, SARs, Performance Units, Incentive Awards, Stock Awards and Other Equity-Based Awards may be granted under this Plan and the Entities Plan, or the terms of outstanding Stock Awards, Incentive Awards, Options, SARs, Performance Units or Other Equity-Based Awards under this Plan and the Entities Plan.
The Committee may make Stock Awards and may grant Options, SARs, Performance Units, Incentive Awards or Other Equity-Based Awards under this Plan and under the Entities Plan in substitution for performance shares, phantom shares, share awards, stock options, share appreciation rights, or similar awards held by an individual who becomes an employee of the Company or an Affiliate of the Company in connection with a transaction described in the first paragraph of this Article XII. Notwithstanding any provision of this Plan and the Entities Plan, the terms of such substituted Stock Awards, SARs, Other Equity-Based Awards, Options or Performance Units granted under this Plan or the Entities Plan shall be as the Committee, in its discretion, determines is appropriate.
ARTICLE XIII
COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES
No Option or SAR shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal, state and foreign laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all stock exchanges on which the Common Stock may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any certificate issued to represent Common Stock when a Stock Award is granted, a Performance Unit, Incentive Award or Other Equity-Based Award is settled or for which an Option or SAR is exercised may bear such legends and statements as the Committee may deem advisable to assure compliance with federal, state and foreign laws and regulations. No Option or SAR shall be exercisable, no Stock Award or Performance Unit shall be granted, no Common Stock shall be issued, no certificate for Common Stock shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.
ARTICLE XIV
GENERAL PROVISIONS
14.01
Effect on Service

Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof), shall confer upon any entity any right to continue in the service of the Company or an Affiliate of the Company or in any way affect any right and power of the Company or an Affiliate of the Company to terminate the service of any entity at any time with or without assigning a reason therefor.
14.02
Unfunded Plan

This Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.
14.03
Rules of Construction

Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.
All awards made under this Plan are intended to comply with, or otherwise be exempt from, Section 409A of the Code (“Section 409A”), after giving effect to the exemptions in Treasury Regulation sections 1.409A-1(b)(3) through (b)(12). This Plan and all Agreements shall be administered, interpreted and construed in a manner consistent with Section 409A. Nevertheless, the tax treatment of the benefits provided under this Plan or any Agreement is not warranted or guaranteed. Neither the Company, its Affiliates nor their respective directors or trustees, officers, employees or advisors shall be held liable for any taxes, interest, penalties or other monetary amounts owed by any Participant or any other taxpayer as a result of the Plan or any Agreement. If any provision of this Plan or any Agreement is found not to comply with, or otherwise not be exempt from, the provisions of Section 409A, it shall be modified and given effect, in the sole discretion of the Committee and without requiring the Participant’s consent, in such manner as the Committee determines to be necessary or appropriate to comply with, or effectuate an exemption from, Section 409A. Each payment under an award granted under this Plan shall be treated as a separate identified payment for purposes of Section 409A.
If a payment obligation under an award or an Agreement arises on account of the Participant’s termination of service and such payment obligation constitutes “deferred compensation” (as defined under Treasury Regulation section 1.409A-1(b)(1), after giving effect to the exemptions in Treasury Regulation sections 1.409A-1(b)(3) through (b)(12)), it shall be payable only after the Participant’s “separation from service” (as defined under Treasury Regulation section 1.409A-1(h)).
14.04
Withholding Taxes

Each Participant shall be responsible for satisfying any income, employment and other tax withholding obligations attributable to participation in this Plan. Unless otherwise provided by the Agreement, any such withholding tax obligations may be satisfied in cash (including from any cash payable in settlement of an award of Performance Units, SARs or Other Equity-Based Award) or a cash equivalent acceptable to the Committee. Except to the extent prohibited by Treasury Regulation Section 1.409A-3(j), any minimum statutory federal, state, district, city or foreign withholding tax obligations also may be satisfied (a) by surrendering to the Company shares of Common Stock previously acquired by the Participant; (b) by authorizing the Company to withhold or reduce the number of shares of Common Stock otherwise issuable to the Participant upon the exercise of an Option or SAR, the settlement of a Performance Unit award, Incentive Award or an Other Equity-Based Award (if applicable) or the grant or vesting of a Stock Award; or (c) by any other method as may be approved by the Committee. If shares of Common Stock are used to pay all or part of such withholding tax obligation, the Fair Market Value of the Common Stock surrendered, withheld or reduced shall be determined as of the date of surrender, withholding or reduction and the number of shares of Common Stock which may be withheld, surrendered or reduced shall be limited to the number of shares of Common Stock which have a Fair Market Value on the date of withholding, surrender or reduction equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for tax purposes that are applicable to such supplemental taxable income.
14.05
REIT Status

This Plan shall be interpreted and construed in a manner consistent with the Company’s status as a REIT. No award shall be granted or awarded, and with respect to any award granted under this Plan, such award shall not vest, be exercisable or be settled (i) to the extent that the grant, vesting, exercise or settlement could cause the Participant or any other person to be in violation of the share ownership limit or any other limitation on ownership or transfer prescribed by the Company’s charter, or (ii) if, in the discretion of the Committee, the grant, vesting, exercise or settlement of the award could impair the Company’s status as a REIT.
14.06
Elections Under Section 83(b)

No Participant may make an election under Section 83(b) of the Code with respect to the grant of any award, the vesting of any award, the settlement of any award or the issuance of Common Stock under the Plan without the consent of the Company, which the Company may grant or withhold in its sole discretion.
14.07
Return of Awards; Repayment

Each Option, SAR, Stock Award, Performance Unit Award, Incentive Award and Other Equity-Based Award (including an LTIP Unit) granted under the Plan is subject to the condition that the Company may require that such award be returned, and that any payment made with respect to such award must be repaid, if (a) such action is required under the terms of any Company recoupment or “clawback” policy as in effect on the date that the award was granted or (b) such award or payment made with respect to an award is, or in the future becomes, subject to any law, rule, requirement or regulation which imposes mandatory recoupment or forfeiture, under circumstances set forth in such law, rule, requirement or regulation; provided, however, that such clawback shall not be duplicative of any clawback required under clause (a).
ARTICLE XV
CHANGE IN CONTROL
15.01
Time-Based Awards or Performance Awards Not Assumed

Each award (including a Time-Based Award or a Performance Award) that is outstanding on a Control Change Date and that is not assumed or replaced with a substitute award in accordance with Section 15.02 shall be fully vested, earned or exercisable as of the Control Change Date, provided that the performance objectives in respect of a Performance Award shall be deemed to be achieved at (unless otherwise agreed in connection with the Change in Control) the greater of (a) the applicable target level and (b) the level of achievement of the performance objectives for the award as determined by the Committee taking into account performance through the latest date preceding the Control Change Date (but not later than the end of the applicable performance period).
The Committee, in its discretion and without the need of the consent of a Participant (or a Participant’s transferee of an award), may provide that a Time-Based Award or a Performance Award that becomes vested, earned or exercisable under this Section 15.01 may be cancelled in exchange for a payment. The payment may be in cash, Common Stock or other securities or consideration received by stockholders in the Change in Control transaction. With respect to each Time-Based Award or Performance Award that becomes vested, earned or exercisable under this Section 15.01, the payment shall be an amount that is substantially equal to (i) the amount by which the price per share received by stockholders in the Change in Control for each share of Common Stock exceeds the option price or Initial Value in the case of an Option and SAR or (ii) for each vested share of Common Stock subject to a Stock Award, Performance Unit or Other Equity-Based Award, the price per share received by stockholders for Common Stock and (iii) the value of the other securities or property in which the Performance Unit or Other Equity-Based Award is denominated and vested. Notwithstanding any contrary provision of this Section 15.01, if the option price or Initial Value exceeds the price per share of Common Stock received by stockholders in the Change in Control transaction, the Option or SAR may be cancelled without any payment to the Participant.
15.02
Assumption of Time-Based Awards and Performance Awards

The Committee, in its discretion and without the need of a Participant’s consent, may provide that a performance Award that is outstanding on the Control Change Date shall be assumed by, or a substitute award granted by, the Successor Entity (or if applicable, the Parent Company) in the Change in Control. Such assumed or substituted award shall be of the same type of award as the original Performance Award being assumed or replaced. The assumed or substituted award shall have a value, as of the Control Change Date, that is substantially equal to the value of the original Performance Award (or the difference between the Fair Market Value and the option price or Initial Value in the case of Options and SARs) as the Committee determines is equitably required. The assumed or substituted award shall have the same vesting terms and conditions as the original Performance Award being assumed or replaced; provided, however, that the performance objectives and measures of the original Performance Award being assumed or replaced shall be adjusted as the Committee determines is equitably required.
The Committee, in its discretion and without the need of the consent of a Participant (or the Participant’s transferee of an award), may provide that a Time-Based Award that is outstanding on the Control Change Date shall be assumed by, or a substitute award granted by, the Successor Entity (or, if applicable, the Parent Company) in the Change in Control. Such assumed or substituted award shall be of the same type of award as the original Time-Based Award being assumed or replaced. The assumed or substituted award shall have a value, as of the Control Change Date, that is substantially equal to the value of the original Time-Based Award (or the difference between the Fair Market Value and the option price or Initial Value in the case of Options and SARs) as the Committee determines is equitably required. The assumed or substituted award shall have the same vesting terms and conditions as the original Time-Based Award being assumed or replaced.

15.03
Limitation of Benefits

The benefits that a Participant may be entitled to receive under this Plan and other benefits that a Participant is entitled to receive under other plans, agreements and arrangements (which, together with the benefits provided under this Plan, are referred to as “Payments”), may constitute Parachute Payments that are subject to Code Sections 280G and 4999. As provided in this Section 15.03, the Parachute Payments will be reduced pursuant to this Section 15.03 if, and only to the extent that, a reduction will allow a Participant to receive a greater Net After Tax Amount than a Participant would receive absent a reduction.
The Accounting Firm will first determine the amount of any Parachute Payments that are payable to a Participant. The Accounting Firm also will determine the Net After Tax Amount attributable to the Participant’s total Parachute Payments.
The Accounting Firm will next determine the largest amount of Payments that may be made to the Participant without subjecting the Participant to tax under Code Section 4999 (the “Capped Payments”). Thereafter, the Accounting Firm will determine the Net After Tax Amount attributable to the Capped Payments.
The Participant will receive the total Parachute Payments or the Capped Payments, whichever provides the Participant with the higher Net After Tax Amount. If the Participant will receive the Capped Payments, the total Parachute Payments will be adjusted by first reducing the amount of any benefits under this Plan or any other plan, agreement or arrangement that are not subject to Section 409A of the Code (with the source of the reduction to be directed by the Participant) and then by reducing the amount of any benefits under this Plan or any other plan, agreement or arrangement that are subject to Section 409A of the Code (with the source of the reduction to be directed by the Participant) in a manner that results in the best economic benefit to the Participant (or, to the extent economically equivalent, in a pro rata manner). The Accounting Firm will notify the Participant and the Company if it determines that the Parachute Payments must be reduced to the Capped Payments and will send the Participant and the Company a copy of its detailed calculations supporting that determination.
As a result of the uncertainty in the application of Code Sections 280G and 4999 at the time that the Accounting Firm makes its determinations under this Article XV, it is possible that amounts will have been paid or distributed to the Participant that should not have been paid or distributed under this Section 15.03 (“Overpayments”), or that additional amounts should be paid or distributed to the Participant under this Section 15.03 (“Underpayments”). If the Accounting Firm determines, based on either the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant, which assertion the Accounting Firm believes has a high probability of success or controlling precedent or substantial authority, that an Overpayment has been made, the Participant must repay the Overpayment to the Company, without interest; provided, however, that no amount will be payable by the Participant to the Company unless, and then only to the extent that, the repayment would either reduce the amount on which the Participant is subject to tax under Code Section 4999 or generate a refund of tax imposed under Code Section 4999. If the Accounting Firm determines, based upon controlling precedent or substantial authority, that an Underpayment has occurred, the Accounting Firm will notify the Participant and the Company of that determination and the amount of that Underpayment will be paid, without interest, to the Participant promptly by the Company.
For purposes of this Section 15.03, the term “Accounting Firm” means the independent accounting firm engaged by the Company immediately before the Control Change Date. For purposes of this Article XV, the term “Net After Tax Amount” means the amount of any Parachute Payments or Capped Payments, as applicable, net of taxes imposed under Code Sections 1, 3101(b) and 4999 and any State or local income taxes applicable to the Participant on the date of payment. The determination of the Net After Tax Amount shall be made using the highest combined effective rate imposed by the foregoing taxes on income of the same character as the Parachute Payments or Capped Payments, as applicable, in effect on the date of payment. For purposes of this Section 15.03, the term “Parachute Payment” means a payment that is described in Code Section 280G(b)(2), determined in accordance with Code Section 280G and the regulations promulgated or proposed thereunder.
Notwithstanding any other provision of this Section 15.03, this Section 15.03 shall not limit or otherwise supersede the provisions of any other agreement or plan which provides that a Participant cannot receive Payments in excess of the Capped Payments.

ARTICLE XVI
AMENDMENT
The Board may amend or terminate this Plan at any time; provided, however, that no amendment may adversely impair the rights of Participants with respect to outstanding awards. In addition, an amendment will be contingent on approval of the Company’s stockholders if (a) such approval is required by law or the rules of any exchange on which the Common Stock is listed, (b) the amendment would materially increase the benefits accruing to Participants under this Plan, materially increase the aggregate number of shares of Common Stock that may be issued under this Plan and the Entities Plan (except as provided in Article XII) or materially modify the requirements as to eligibility for participation in this Plan or (c) other than in connection with an involuntary termination of service, the amendment would accelerate the time at which any Option or SAR may be exercised, the time at which a Stock Award or Other Equity-Based Award may become transferable or nonforfeitable or the time at which an Other Equity-Based Award, an Incentive Award or an award of Performance Units may be settled or if the amendment would extend the term of this Plan. For the avoidance of doubt, without the approval of stockholders, the Board may not (except pursuant to Article XII) (a) reduce the option price per share of an outstanding Option or the Initial Value of an outstanding SAR, (b) cancel an outstanding Option or outstanding SAR when the option price or Initial Value, as applicable exceeds the Fair Market Value or (c) take any other action with respect to an outstanding Option or an outstanding SAR that may be treated as a repricing of the award under the rules and regulations of the principal exchange on which the Common Stock is listed for trading.
ARTICLE XVII
DURATION OF PLAN
No Stock Award, Performance Unit Award, Incentive Award, Option, SAR or Other Equity-Based Award may be granted under this Plan ten years after the Effective Date. Stock Awards, Performance Unit awards, Options, SARs and Other Equity-Based Awards granted before such date shall remain valid in accordance with their terms.
ARTICLE XVIII
EFFECTIVENESS OF PLAN
Options, SARs, Stock Awards, Performance Unit Awards, Incentive Awards and Other Equity-Based Awards (including LTIP Units) may be granted under this Plan on and after the date that this Plan, as amended and restated herein, is approved by a majority of the votes cast by the Company’s stockholders, voting either in person or by proxy, at a duly held stockholders’ meeting within twelve months of its adoption by the Board (the “Effective Date”).

BLUEROCK HOMES TRUST, INC. 919 THIRD AVENUE, 40TH FLOOR NEW YORK, NEW YORK 10022V69526-P27735You invested in BLUEROCK HOMES TRUST, INC. and it’s time to vote!You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 11, 2025.Get informed before you voteView the Notice of Meeting, Proxy Statement and 2024 Annual Report to Stockholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 28, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone usersPoint your camera here and vote without entering a control number Virtually at: Vote Virtually at the Meeting*June 11, 202511:00 a.m., New York time www.virtualshareholdermeeting.com/BHM2025*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.comTHIS IS NOT A VOTABLE BALLOTThis is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1.The election of the nominees listed below to serve as Directors until the Annual Meeting of Stockholders to be held in the year 2026 and until their successors are elected and qualified (except as marked to the contrary).Nominees:01)R. Ramin Kamfar04) Elizabeth Harrison02)I. Bobby Majumder05) Kamal Jafarnia03)Romano Tio For2.The approval of the amendment and restatement of each of the 2022 Individuals Plan and the 2022 Entities Plan. For3.The ratification of Grant Thornton LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2025. ForPrefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.V69527-P27735

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSDETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.V69514-P27735! ! !ForAllWithhold AllFor AllExceptFor Against Abstain! ! !! ! !To withhold authority to vote for any individual nominee(s), mark "For All Except" and write thenumber(s) of the nominee(s) on the line below.BLUEROCK HOMES TRUST, INC.Note: Please sign exactly as your name or names appear(s) on this Proxy. When shares are held jointly, each holder should sign. When signing as executor,administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorizedofficer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.1. The election of the nominees listed below to serve asDirectors until the Annual Meeting of Stockholders to be held in the year 2026 and until their successors are elected and qualified (except as marked to the contrary).The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Stockholders,a Proxy Statement for
the Annual Meeting of Stockholders and the 2024 Annual Report to Stockholders.3. The ratification of Grant Thornton LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2025.2. The approval of the amendment and restatement of each of the 2022 Individuals Plan and the 2022 Entities Plan. 01) R. Ramin Kamfar02) I. Bobby Majumder03) Romano Tio 04) Elizabeth Harrison05) Kamal JafarniaTHE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"EACH OF THE LISTED PROPOSALS 1, 2 AND 3.NOMINEES:SCAN TOVIEW MATERIALS & VOTE wBLUEROCK HOMES TRUST, INC.919 THIRD AVENUE, 40TH FLOORNEW YORK, NEW YORK 10022VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery ofinformation up until 11:59 p.m. Eastern Time the day before the cut-off date or meetingdate. Have your proxy card in hand when you access the web site and follow theinstructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/BHM2025You may attend the meeting via the Internet and vote during the meeting. Have theinformation that is printed in the box marked by the arrow available and follow theinstructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m.Eastern Time the day before the cut-off date or meeting date. Have your proxy card inhand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.

V69515-P27735Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice of Meeting, Proxy Statement and 2024 Annual Report to Stockholders are availableat www.bluerockhomes.com.BLUEROCK HOMES TRUST, INC.919 Third Avenue, 40th FloorNew York, New York 10022THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned stockholder of Bluerock Homes Trust, Inc., a Maryland corporation (the “Company”), hereby appoints R. Ramin Kamfarand Jordan B. Ruddy, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend theAnnual Meeting of the Stockholders of the Company to be held online as a virtual meeting on June 11, 2025, at 11:00 a.m., New York time,and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast atsuch meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally presentat the meeting. The undersigned revokes any proxy heretofore given with respect to such meeting.The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction isgiven, the votes entitled to be cast by the undersigned will be cast in accordance with the Board of Directors' recommendations. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter thatmay properly come before the meeting or any postponement or adjournment thereof.IF YOU ELECT TO VOTE BY MAIL, PLEASE FILL IN, DATE, SIGN AND MAILTHIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPEIf you vote by telephone or the Internet, please DO NOT mail back this proxy card.(Continued and to be signed on the reverse side.)